UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

Ivy Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

MARCH 31, 2009

Domestic Equity Funds
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Small Cap Growth Fund

Specialty Funds
Ivy Asset Strategy Fund
Ivy Energy Fund
Ivy Science and Technology Fund

Fixed-Income Funds
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund

IVY FUNDS
Contents

President's Letter	3
Management Discussion, Portfolio Highlights, Illustration of Fund Expenses and Schedule of Investments:
Ivy Capital Appreciation Fund	4
Ivy Core Equity Fund	13
Ivy Large Cap Growth Fund	20
Ivy Mid Cap Growth Fund	27
Ivy Small Cap Growth Fund	34
Ivy Asset Strategy Fund	41
Ivy Energy Fund	56
Ivy Science and Technology Fund	63
Ivy High Income Fund	71
Ivy Limited-Term Bond Fund	81
Ivy Money Market Fund	90
Ivy Municipal Bond Fund	95
Statement of Assets and Liabilities	108
Statement of Operations	110
Statement of Changes in Net Assets	112
Financial Highlights	116
Notes to Financial Statements	140
Report of Independent Registered Public Accounting Firm	160
Income Tax Information	161
Directors and Officers	162
Shareholder Meeting Results	165
Annual Privacy Notice	166
Proxy Voting Information	167
Quarterly Portfolio Schedule Information	168
Householding Notice	169
IRA Disclosure	170

This report is submitted for the general information of the shareholders of Ivy Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds, Inc. prospectus and current performance information, including current Lipper ranking information.

PRESIDENT'S LETTER
Ivy Funds, Inc.

MARCH 31, 2009 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Every generation faces great challenges and opportunities. A person born in 1909 would have faced huge obstacles two decades later as America's economy crashed into the Great Depression. At the time, at a point in life when many begin a career, the painful reality for younger adults was a decade of structural unemployment, loss of hope, and increasing global instability.

Since last September, it has become painfully apparent that America is being tested once again, in our jobs, as investors, as a global leader and as a culture. Greed, indifference and incompetence have shaken the global financial system to its core, while fear and political overreaction have paralyzed markets. It's distressing to see that, at times, rhetoric has substituted for sound policy, resulting in serious unintended consequences.

As you review the returns of your Ivy Fund(s) for the fiscal year ended March 31, 2009, we respectfully ask that you remember that a long-term perspective is an imperative part of a successful investment program. For the 12 months ended March 31, 2009, the Standard & Poor's 500 Index dropped 38.09 percent while the Barclays Capital Aggregate Bond Index rose 3.13 percent.

As with many aspects of life, financial decisions driven by emotion often do not generate the best results. While we cannot say for certain when the current financial crisis will begin to ebb, an objective reading of history has shown that yielding to despair over economic downturns is usually a losing strategy.

You'll see inside this report that this past fiscal year many of the Ivy Funds outpaced their Lipper peer group category and/or benchmark index on a relative basis. We know, however, such information is largely irrelevant to those of our shareholders who are struggling daily to pay mortgages, find new jobs or figure out how to cover anticipated health care and education bills.

The investment crisis of seven decades ago eventually brought out the best of America as well as a legacy of financial reform that, in 1940, included the law that created the modern mutual fund industry. It's not yet clear how or when Washington will come up with the right long-term answers to restore balance to our financial system and investor confidence, but we firmly believe in our country's enduring capacity to do so.

With the S&P 500 Index down 37 percent in calendar year 2008, the third worst annual return in the history of the index, and the U.S. recession now in its second year, it is tempting to say that we've seen the worst that this bear market can offer. However we're not ready to state that unequivocally quite yet. It is clear that things now are less bad than they were, but the path to renewed growth has not yet been clearly defined.

Economic Snapshot

	3-31-09	3-31-08
U.S. unemployment rate	8.50%	5.10%
Inflation (U.S. Consumer Price Index)	-0.40%	4.90%
U.S. GDP	-6.10%	0.60%
30-year fixed mortgage rate	4.85%	5.63%
Oil price per barrel	$49.66	$101.58

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As shown in the Economic Snapshot table above, the U.S. economy at March 31, 2009 is not in as good as shape as it was 12 months earlier. The unemployment rate is much higher. The economy is shrinking. For consumers, the good news is that inflation is lower and oil prices are roughly half what they were a year ago. Mortgage rates are also lower.

We believe that the investing and economic climate will get better in time. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored. In this uncertain environment, we believe a very strong effort to manage risk is paramount. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Ivy Funds, Inc. and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGEMENT DISCUSSION
Ivy Capital Appreciation Fund

(UNAUDITED)

Below, Barry M. Ogden, CFA, CPA, portfolio manager of the Ivy Capital Appreciation Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2009. Mr. Ogden has managed the Fund for seven years and has 14 years of industry experience.

Barry M. Ogden

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Capital Appreciation Fund (Class A shares at net asset value)	-39.54%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	-34.28%
(reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	-35.31%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

An exceptionally bad market

For investors, the fiscal year turned out to be one of the worst 12-month periods on record, as the equity markets finished materially lower. Unfortunately investors had very few places to hide and avoid the pain. The economy began to slow in mid-2008 and proceeded to worsen through the beginning of 2009. Unfortunately, the Fund succumbed to the difficult environment and fared worse than the benchmark and its Lipper peer group.

Our primary areas of underperformance were in industrials, information technology and the energy sectors. We went into the downturn with too much exposure to both the industrial space and the technology sector as the economic environment worsened. Although we continue to see potential long-term value in some of these holdings when the economic environment improves, this may take some patience. Conversely, we did see some positive performance from our holdings in the consumer staples and materials sectors, but this wasn't enough as we underperformed our benchmark for the year. Overall, we were disappointed with our performance, and are striving for improvement as the global economic climate begins to turn around.

Cash was king

We finished the fiscal year at over 12 percent cash, up from approximately 3 percent at the beginning of the fiscal year. Unfortunately we did not hold enough cash throughout the fiscal year, as we were surprised by the severity of the economic slowdown. Credit availability began to be withdrawn at an accelerating rate by the banks as they were dealing with their own internal capital ratio requirements and an increasing number of loans becoming delinquent. Higher loan-loss provisioning and asset write downs were putting additional strains on the banking system and the balance sheets of the majority of banks, many of which got caught up in the mortgage craze of the past decade. Couple this with a consumer that had arguably become over extended, a housing market that was in a free fall, and layoffs that were happening at a feverish pace, and the result was a sharp decline in consumer spending.

The situation worsened as companies destocked inventories as fast as they could to adjust to the lower demand levels they were beginning to see. This only served to amplify the slowdown underway. We believe that inventories, as a broad statement, are much more aligned with end-demand levels and we would not expect significant destocking to occur going forward. We feel that our current cash position will provide us some cushion should things deteriorate further. Fortunately, the majority of our holdings remain in the enviable position of not having an over-leveraged balance sheet and most do not need the capital markets for current or future growth plans. We believe this is paramount to long-term positioning and success in this environment, where the capital markets are fickle.

Our strategy for portfolio construction remains consistent and focused on identifying companies that we feel are able to profitably grow their business, take market share and generate sizeable amounts of free cash flow, especially during this downturn. It's our belief that many of our current holdings will come out of this downturn much better positioned than when the recession began in late 2007.

Perhaps a rebound

Fortunately, the market rebounded a bit toward fiscal year-end off the lows set in early March 2009, and has shown some signs of stabilization. Nonetheless, significant fundamental economic headwinds remain. One of the biggest concerns we still have is the availability of credit to the consumer. Although there are numerous programs being thrown around and discussed, most of the bailout money at this point is not having the intended consequences of improving credit. Even consumers with exceptionally good credit scores have found it difficult to access capital or lines of credit. With unemployment now at 8.5 percent and rapidly increasing, consumers are becoming even more concerned about their financial situations. It's somewhat ironic that the same lenders that helped to create the bubble on the way up are now amplifying the downturn by becoming too restrictive in their lending standards. We believe that ultimately we'll get back to some middle ground and credit will begin to flow, hopefully this time in a more controlled fashion.

How the Fund has used stock options

Another strategy we used this past fiscal year was stock options. Beginning at the end of March 2008, we began to adopt and implement a derivative strategy that attempted to take advantage of higher volatility and inflated premiums. Our general approach was to sell into volatile markets with both calls and puts, specifically selling deep out of the money calls and deep out of the money puts. As the economic situation worsened during the year, we were forced to close out positions rather than take ownership of the now "in the money" put positions that we had written, although our call positions helped offset some of the pressures from the put positions. As we closed out 2008 and began 2009, we have continued to establish new positions, albeit at a slower pace, as a result of the reduction in overall volatility.

Our strategy remains to try to exploit opportunities in stock specific stories, while maintaining a discipline of keeping the duration of our calls and puts relatively short, while at the same time establishing strike prices that are far enough out of the money to account for ongoing uncertainties in the economic backdrop.

Our outlook

One of the biggest issues as we enter the new fiscal year is overall corporate profits, and corporate management's belief as to whether or not things are beginning to stabilize. With the market's recent bounce off the lows set in early March, there is likely some expectation by investors that things are "less bad" than just a month or two ago. That may be the case and we believe that's an important first step to getting out of this quagmire. However, to get a sustained improvement for the equity markets, the consumer is going to have to feel better about the current situation and cannot be concerned with job loss. Unemployment rates are likely going higher and, with that as a backdrop, consumers just are not spending like they were.

Once we can see a modest improvement in the job market, which we believe will likely coincide with improving confidence, housing market stabilization and better corporate profits, we feel the equity markets likely will once again be an attractive investment vehicle for long-term investors. Until then, our bias is likely to err on the side of caution.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Capital Appreciation Fund.

PORTFOLIO HIGHLIGHTS
Ivy Capital Appreciation Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	87.94%
Information Technology	32.28%
Industrials	14.08%
Energy	8.19%
Health Care	7.93%
Materials	7.69%
Consumer Staples	6.37%
Consumer Discretionary	5.88%
Financials	5.52%
Cash and Cash Equivalents	12.06%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	659/789	84
3 Year	475/674	71
5 Year	258/563	46
Past performance is no guarantee of future results.

Rankings are for Class A Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Google Inc., Class A	Information Technology
Monsanto Company	Materials
Microsoft Corporation	Information Technology
Gilead Sciences, Inc.	Health Care
Hewlett-Packard Company	Information Technology
Schlumberger Limited	Energy
Research In Motion Limited	Information Technology
Precision Castparts Corp.	Industrials
Costco Wholesale Corporation	Consumer Staples
See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Capital Appreciation Fund

(UNAUDITED)

Ivy Capital Appreciation Fund, Class A Shares(1)	$5,587
Russell 1000 Growth Index	$4,463
Lipper Large-Cap Growth Funds Universe Average	$5,180

DATE	IVY CAPITAL APPRECIATION FUND, CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

6/30/00	9,425	10,000	10,000
3/31/01	6,777	5,880	7,012
3/31/02	6,060	5,766	6,738
3/31/03	5,401	4,223	4,996
3/31/04	7,088	5,584	6,546
3/31/05	7,531	5,648	6,658
3/31/06	8,633	6,391	7,674
3/31/07	9,510	6,844	7,979
3/31/08	9,240	6,792	8,008
3/31/09	5,587	4,463	5,180

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class Y
1-year period ended 3-31-09	-43.02%	-42.51%	-39.95%	-42.86%	-39.21%	-39.35%
5-year period ended 3-31-09	-5.77%	-5.81%	-5.49%	––	––	––
10-year period ended 3-31-09	––	––	––	––	––	––
Since inception of Class(3) through 3-31-09	-6.43%	-6.82%	-6.70%	-25.73%	-23.17%	-4.46%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-13-00 for Class B shares, 7-6-00 for Class C shares, 4-2-07 for Class E and Class I shares and 9-15-04 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

DISCLOSURE OF EXPENSES
Ivy Funds, Inc.

(UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The Illustration of Fund Expenses for each fund is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2009.

Actual Expenses

The first line for each share class in each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in each table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ILLUSTRATION OF FUND EXPENSES
Ivy Capital Appreciation Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$705.60	1.50%	$6.40
Class B	$1,000	$703.00	2.61%	$11.07
Class C	$1,000	$702.90	2.27%	$9.62
Class E	$1,000	$707.70	1.15%	$4.87
Class I	$1,000	$708.20	0.95%	$4.10
Class Y	$1,000	$707.50	1.23%	$5.21
Based on 5% Return(2)
Class A	$1,000	$1,017.43	1.50%	$7.57
Class B	$1,000	$1,011.93	2.61%	$13.08
Class C	$1,000	$1,013.61	2.27%	$11.38
Class E	$1,000	$1,019.19	1.15%	$5.75
Class I	$1,000	$1,020.17	0.95%	$4.85
Class Y	$1,000	$1,018.81	1.23%	$6.16
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Capital Appreciation Fund (in thousands)

March 31, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 8.79%
General Dynamics Corporation	220	$9,150
Precision Castparts Corp.	200	11,980
Raytheon Company	75	2,921
Rockwell Collins, Inc.	260	8,486
		32,537
Apparel, Accessories & Luxury Goods - 1.06%
Coach, Inc. (A)	235	3,925

Asset Management & Custody Banks - 1.10%
Janus Capital Group Inc.	609	4,052

Biotechnology - 4.72%
BioMarin Pharmaceutical Inc. (A)	140	1,729
Gilead Sciences, Inc. (A)	340	15,749
		17,478
Communications Equipment - 6.45%
Cisco Systems, Inc. (A)	210	3,522
Nokia Corporation, Series A, ADR	345	4,026
QUALCOMM Incorporated	110	4,280
Research In Motion Limited (A)	280	12,060
		23,888
Computer Hardware - 10.73%
Apple Inc. (A)(B)	235	24,703
Hewlett-Packard Company	470	15,068
		39,771
Construction & Farm Machinery & Heavy Trucks - 2.74%
Deere & Company	300	9,861
Manitowoc Company, Inc. (The)	90	294
		10,155
Data Processing & Outsourced Services - 3.15%
Visa Inc., Class A (B)	210	11,676

Department Stores - 1.46%
Kohl's Corporation (A)(B)	41	1,735
Nordstrom, Inc.	220	3,685
		5,420
Fertilizers & Agricultural Chemicals - 5.34%
Monsanto Company	238	19,778

Health Care Equipment - 1.73%
Hologic, Inc. (A)	490	6,414

Household Products - 1.65%
Procter & Gamble Company (The)	130	6,122

Hypermarkets & Super Centers - 3.19%
Costco Wholesale Corporation	255	11,812

Integrated Oil & Gas - 0.60%
Occidental Petroleum Corporation	40	2,226

Internet Software & Services - 5.64%
Google Inc., Class A (A)(B)	60	20,884

Investment Banking & Brokerage - 3.55%
Charles Schwab Corporation (The)	610	9,453
Goldman Sachs Group, Inc. (The) (B)	35	3,711
		13,164
Oil & Gas Drilling - 1.85%
Nabors Industries Ltd. (A)	185	1,848
Transocean Inc. (A)	85	5,002
		6,850
Oil & Gas Equipment & Services - 4.72%
Halliburton Company	155	2,398
Schlumberger Limited (B)	300	12,186
Smith International, Inc. (B)	135	2,900
		17,484
Oil & Gas Exploration & Production - 1.02%
Ultra Petroleum Corp. (A)	105	3,768

Pharmaceuticals - 1.48%
Abbott Laboratories	115	5,486

Railroads - 2.55%
Union Pacific Corporation	230	9,455

Restaurants - 3.36%
McDonald's Corporation	165	9,004
YUM! Brands, Inc.	125	3,435
		12,439
Semiconductors - 1.35%
Broadcom Corporation, Class A (A)	55	1,099
Intel Corporation	105	1,580
Microchip Technology Incorporated	110	2,331
		5,010
Soft Drinks - 1.11%
PepsiCo, Inc.	80	4,118

Specialized Finance - 0.87%
CME Group Inc.	13	3,228

Specialty Chemicals - 2.35%
Albemarle Corporation	256	5,582
Ecolab Inc.	90	3,125
		8,707
Systems Software - 4.96%
Microsoft Corporation (B)	1,000	18,370

Tobacco - 0.42%
Lorillard, Inc.	25	1,543

TOTAL COMMON STOCKS - 87.94%		$325,760

(Cost: $483,778)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 12.95%
Abbott Laboratories,
0.320 4-14-09	$4,000	3,999
Air Products and Chemicals, Inc.,
0.230 4-30-09	3,000	2,999
Avon Capital Corp. (Avon Products, Inc.),
0.200 4-28-09	4,000	3,999
Danaher Corporation,
0.200 4-2-09	5,000	5,000
McCormick & Co. Inc.,
0.670%, 5-27-09	5,000	4,995
Merck & Co., Inc.:
0.250%, 4-20-09	3,000	3,000
0.300%, 5-18-09	5,000	4,998
Nokia Corp.,
0.270%, 5-6-09	4,000	3,999
PACCAR Financial Corp.,
0.150%, 4-13-09	5,000	5,000
Praxair Inc.,
0.400%, 4-23-09	5,000	4,999
Rabobank USA Financial Corp. (Rabobank Nederland),
0.120%, 4-1-09	1,001	1,001
Wisconsin Electric Power Co.,
0.260%, 4-7-09	4,000	4,000
		47,989
Master Note - 0.46%
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (C)	1,701	1,701

TOTAL SHORT-TERM SECURITIES - 13.41%		$49,690

(Cost: $49,690)

TOTAL INVESTMENT SECURITIES - 101.35%		$375,450

(Cost: $533,468)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.35%)		(5,008)

NET ASSETS - 100.00%		$370,442

Notes to Schedule of Investments

 (A)No dividends were paid during the preceding 12 months. (B)Securities serve as cover for the following written options outstanding at March 31, 2009:

Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value
Apple Inc.:	-*	April/100.0	$39	$173
	-*	April/105.0	81	193
	-*	April/110.0	25	47
	-*	April/115.0	25	20
CME Group Inc.:	-*	April/220.0	8	65
	-*	April/230.0	16	119
	-*	April/240.0	11	72
	-*	April/260.0	12	11
Gilead Sciences, Inc.:	-*	May/55.0	49	16
Goldman Sachs Group, Inc. (The):	-*	April/100.0	16	39
	-*	April/105.0	23	56
	-*	April/110.0	18	39
	-*	April/115.0	10	8
	-*	April/120.0	19	15
Google Inc., Class A:	-*	April/370.0	52	94
	-*	April/380.0	62	65
	-*	April/390.0	30	19
	-*	April/400.0	36	13
	-*	April/410.0	41	9
Kohl's Corporation:	-*	April/45.0	23	13
Lorillard, Inc.:	-*	April/70.0	4	1
	-*	May/70.0	5	5
Monsanto Company:	-*	April/85.0	95	167
	1	April/90.0	175	122
	-*	April/95.0	32	15
Nordstrom, Inc.:	-*	May/20.0	46	37
Occidental Petroleum Corporation:	-*	April/65.0	10	2
	-*	May/65.0	7	8
	-*	May/70.0	5	3
Precision Castparts Corp.:	-*	April/60.0	29	57
	-*	May/70.0	27	29
	-*	May/75.0	21	12
	-*	June/85.0	90	9
Research In Motion Limited:	1	April/50.0	65	50
Schlumberger Limited:	1	May/50.0	58	60
	-*	May/55.0	34	13
Transocean Inc.:	-*	April/70.0	8	3
	-*	May/70.0	39	32
	-*	May/75.0	39	16
Ultra Petroleum Corp.:	-*	April/45.0	10	1
	-*	June/50.0	13	5
Visa Inc., Class A:	-*	April/62.5	30	7
*Not shown due to rounding.			$1,438	$1,740

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value
Abbott Laboratories:	-*	May/37.5	$8	$2
Apple Inc.:	-*	April/95.0	35	38
CME Group Inc.:	-*	April/200.0	6	4
	-*	April/210.0	14	10
	-*	April/220.0	14	14
Gilead Sciences, Inc.:	-*	May/37.5	49	22
	-*	May/40.0	17	22
Goldman Sachs Group, Inc. (The):	-*	April/50.0	11	1
	-*	April/75.0	9	2
	-*	April/80.0	17	8
	-*	April/90.0	27	25
Google Inc., Class A:	-*	April/250.0	30	3
	-*	April/260.0	30	3
	-*	April/270.0	33	6
Monsanto Company:	1	April/55.0	84	10
	-*	April/70.0	52	30
Nordstrom, Inc.:	-*	May/12.5	22	33
Schlumberger Limited:	-*	May/30.0	41	21
	-*	May/35.0	28	56
Transocean Inc.:	-*	May/40.0	16	5
	-*	May/45.0	37	20
Under Armour, Inc., Class A:	1	April/17.5	116	110
Union Pacific Corporation:	1	May/35.0	47	68
Visa Inc., Class A:	-*	April/45.0	24	3
	-*	April/47.5	30	10
	-*	April/50.0	36	20
			$833	$546

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

The following acronym is used throughout this portfolio:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$543,155
Gross unrealized appreciation	$5,032
Gross unrealized depreciation	(172,737)
Net unrealized depreciation	$(167,705)

Industry classifications are unaudited.

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Core Equity Fund

(UNAUDITED)

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of the Ivy Core Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2009. They have each managed the Fund for three years. Both men have ten years of industry experience.

Erik R. Becker

Gustaf C. Zinn

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Core Equity Fund (Class C shares)	-35.63%
Benchmark(s) and/or Lipper Category
S&P 500 Index	-38.09%
(reflects the performance of securities that represent the overall stock market)
Lipper Large-Cap Core Funds Universe Average	-37.37%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Higher than normal cash levels throughout the year aided performance relative to the Fund's benchmark. All market sectors posted negative absolute returns during the year. Overall, it was a disappointing period. We also had modest success in stock selection across several sectors that allowed the Fund to preserve somewhat more capital than our benchmark and our Lipper peer group.

Credit crisis leads to severe recession

The previous 12 months were extraordinarily difficult. The credit crisis that first began in calendar 2007 continued to spread, and by the fourth calendar quarter of 2008 the world's gross domestic product (GDP) data confirmed what markets feared in that the developed world had entered the most significant recession in decades. The old saying "misery loves company" unfortunately applied to fourth quarter GDP performances around the globe. The -6.3 percent fourth quarter GDP performance for the U.S. was not alone. Germany and Japan posted -8 percent and -13 percent declines, respectively. The fourth calendar quarter of 2008 was the first quarter of this downturn that saw non-financials S&P 500 corporate profits decline, and decline they did, down a whopping 45 percent. While the first quarter of 2009 saw a rebound in consumer spending after two consecutive quarters of record declines, we feel it will be broadly offset by inventory de-stocking leading to a first quarter GDP decline that shouldn't differ much from the fourth quarter, in our opinion. We believe that sustainable improvement in consumer spending will need to see an improvement in the labor market which is showing no such signs. The economy has lost 5 million jobs since the downturn began (over 3 million since November) and we feel that unemployment at 8.5 percent will likely test the 1982 peak of 10.8 percent.

The global policy response to the economic downturn continues to broaden. Central banks continue to cut interest rates and as these controlled rates approach zero, quantitative easing has kicked in led by the U.S. Federal Reserve. After threatening action earlier in the quarter, the Fed announced they are now buying U.S. Treasury debt. The Fed's balance sheet has doubled since August and could very well double again over the coming quarters. Fiscal stimulus efforts world wide continue as well, led by the U.S. signing of a nearly $800 billion plan over the following three years and China's $500 billion stimulus over two years. China's stimulus plan focused on infrastructure, credits for consumer spending and continued lending from their banking system has kept their GDP estimates from falling much below 6 percent for 2009. Over the coming months, we will be evaluating the results of the Treasury's stress test on the nation's largest banks as well as the Treasury's Public Private Investment Program (PPIP) designed to help move troubled assets off bank balance sheets.

Beginning to increase cyclical exposure

We began the fiscal year by reducing our holdings within energy, industrials, and materials. Earnings power of these companies is linked to commodity prices and economic growth and considering our outlook at the time for a deterioration in growth, it became clear that this portion of the market was over earning. At the same time, we increased our weightings in more defensive sectors such as health care, consumer staples and telecom services where earnings growth is typically more stable, even in the face of more difficult economic conditions. Unfortunately, due to the severity of the recession that ensued, even the defensive areas of the market suffered significantly. The current positioning is balanced between maintaining exposure to defensive sectors while selectively adding to more cyclical areas of the market. In evaluating the cyclical areas of the market, we remain keenly focused on companies that we feel possess strong competitive positions, are adequately capitalized and with attractive valuations.

Outlook

It is important to remember that our foundation for stock selection remains focused on identifying companies that we believe are able to produce long-term earnings power above market expectations. The process of identifying these companies is balanced between those benefiting from underappreciated themes and those with company specific catalysts for long run earnings outperformance. Current themes in the Fund are consumer deleveraging, mobile broadband adoption and a recovery in the U.S. natural gas market. We are building exposure to the financial sector where we believe exceptional values exist, and given that a sustainable equity market recovery needs to be led by a healthier financial sector.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Core Equity Fund.

PORTFOLIO HIGHLIGHTS
Ivy Core Equity Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)
Asset Allocation

Stocks	91.85%
Information Technology	23.83%
Consumer Staples	18.66%
Financials	12.57%
Health Care	9.74%
Energy	7.32%
Consumer Discretionary	7.00%
Industrials	5.47%
Telecommunication Services	3.64%
Materials	3.62%
Cash and Cash Equivalents	8.15%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	310/888	35
3 Year	190/766	25
5 Year	87/638	14
10 Year	149/360	42
Past performance is no guarantee of future results.

Rankings are for Class C Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Hewlett-Packard Company	Information Technology
Lorillard, Inc.	Consumer Staples
AT&T Inc.	Telecommunication Services
QUALCOMM Incorporated	Information Technology
Wal-Mart Stores, Inc.	Consumer Staples
Amgen Inc.	Health Care
Union Pacific Corporation	Industrials
J.P. Morgan Chase & Co.	Financials
XTO Energy Inc.	Energy
CME Group Inc.	Financials

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Core Equity Fund

(UNAUDITED)

Ivy Core Equity Fund, Class C Shares(1)	$7,759
S&P 500 Index	$7,371
Lipper Large-Cap Core Funds Universe Average	$7,569

DATE	IVY CORE EQUITY FUND, CLASS C SHARES	S&P 500 INDEX	LIPPER LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

3/31/99	10,000	10,000	10,000
3/31/00	12,398	11,817	11,816
3/31/01	10,366	9,234	9,726
3/31/02	9,957	9,254	9,686
3/31/03	7,365	6,963	7,302
3/31/04	8,888	9,409	9,731
3/31/05	9,866	10,039	10,329
3/31/06	11,105	11,217	11,560
3/31/07	11,961	12,544	12,717
3/31/08	12,054	11,906	12,085
3/31/09	7,759	7,371	7,569

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C(3)	Class E	Class I	Class Y
1-year period ended 3-31-09	-38.82%	-38.31%	-35.63%	-38.92%	-34.68%	-34.94%
5-year period ended 3-31-09	-3.10%	-2.99%	-2.68%	––	––	-1.77%
10-year period ended 3-31-09	––	––	-2.50%	––	––	-1.61%
Since inception of Class(4) through 3-31-09	-5.21%	-5.63%	––	-21.40%	-18.08%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-11-00 for Class B shares and 4-2-07 for Class E and Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Core Equity Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$708.30	1.50%	$6.41
Class B	$1,000	$704.50	2.58%	$10.99
Class C	$1,000	$705.90	2.27%	$9.64
Class E	$1,000	$708.80	1.35%	$5.72
Class I	$1,000	$711.20	0.98%	$4.19
Class Y	$1,000	$709.20	1.23%	$5.21
Based on 5% Return(2)
Class A	$1,000	$1,017.45	1.50%	$7.57
Class B	$1,000	$1,012.07	2.58%	$12.98
Class C	$1,000	$1,013.60	2.27%	$11.38
Class E	$1,000	$1,018.20	1.35%	$6.76
Class I	$1,000	$1,020.05	0.98%	$4.95
Class Y	$1,000	$1,018.80	1.23%	$6.16
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Core Equity Fund (in thousands)

MARCH 31, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 2.04%
Lockheed Martin Corporation	23	$1,560
Raytheon Company	38	1,476
		3,036
Application Software - 1.89%
SAP Aktiengesellschaft, ADR	80	2,813

Biotechnology - 3.07%
Amgen Inc. (A)	92	4,571

Brewers - 2.33%
Molson Coors Brewing Company, Class B	102	3,479

Building Products - 0.38%
Masco Corporation	82	575

Communications Equipment - 5.07%
QUALCOMM Incorporated	134	5,218
Telefonaktiebolaget LM Ericsson, ADR	289	2,335
		7,553
Computer Hardware - 7.43%
Apple Inc. (A)	30	3,153
Hewlett-Packard Company	247	7,916
		11,069
Consumer Finance - 1.67%
American Express Company	25	346
Capital One Financial Corporation	174	2,133
		2,479
Data Processing & Outsourced Services - 2.56%
Visa Inc., Class A	69	3,814

Department Stores - 4.29%
Kohl's Corporation (A)	70	2,975
Macy's Inc.	384	3,415
		6,390
Diversified Banks - 0.73%
Wells Fargo & Company	77	1,092

Fertilizers & Agricultural Chemicals - 1.62%
Monsanto Company	29	2,418

Food Retail - 1.96%
Kroger Co. (The)	137	2,914

Health Care Equipment - 3.06%
Baxter International Inc.	62	3,196
Stryker Corporation	40	1,368
		4,564
Home Entertainment Software - 0.39%
Nintendo Co., Ltd. (B)	2	585

Home Improvement Retail - 2.71%
Home Depot, Inc. (The)	102	2,394
Sherwin-Williams Company (The)	32	1,642
		4,036
Hypermarkets & Super Centers - 5.63%
Costco Wholesale Corporation	74	3,437
Wal-Mart Stores, Inc.	95	4,960
		8,397
Industrial Gases - 2.00%
Air Products and Chemicals, Inc.	53	2,973

Integrated Oil & Gas - 1.95%
Exxon Mobil Corporation	43	2,899

Integrated Telecommunication Services - 3.64%
AT&T Inc.	215	5,426

Investment Banking & Brokerage - 2.86%
Charles Schwab Corporation (The)	275	4,255

Managed Health Care - 1.30%
Aetna Inc.	80	1,944

Oil & Gas Equipment & Services - 1.04%
Schlumberger Limited	15	625
Smith International, Inc.	43	930
		1,555
Oil & Gas Exploration & Production - 4.33%
Noble Energy, Inc.	37	1,977
XTO Energy Inc.	146	4,483
		6,460
Other Diversified Financial Services - 3.01%
J.P. Morgan Chase & Co.	169	4,487

Packaged Foods & Meats - 1.08%
General Mills, Inc.	32	1,606

Pharmaceuticals - 2.31%
Abbott Laboratories	58	2,753
Teva Pharmaceutical Industries Limited, ADR	15	689
		3,442
Railroads - 3.05%
Union Pacific Corporation	111	4,547

Semiconductor Equipment - 2.00%
Applied Materials, Inc.	278	2,988

Semiconductors - 2.54%
Microchip Technology Incorporated	179	3,793

Soft Drinks - 1.87%
Coca-Cola Company (The)	63	2,786

Specialized Finance - 4.30%
CME Group Inc.	18	4,312
IntercontinentalExchange, Inc. (A)	28	2,100
		6,412
Systems Software - 1.95%
Microsoft Corporation	158	2,904

Tobacco - 5.79%
Altria Group, Inc.	93	1,485
Lorillard, Inc.	90	5,557
Philip Morris International Inc.	45	1,587
		8,629

TOTAL COMMON STOCKS - 91.85%		$136,891

(Cost: $153,345)

SHORT-TERM SECURITIES	Principal

Commercial Paper
Campbell Soup Co.,
0.200 4-7-09	$5,000	5,000
McCormick & Co. Inc.,
0.400 4-1-09	6,337	6,337
PACCAR Financial Corp.,
0.270 4-16-09	2,000	2,000

TOTAL SHORT-TERM SECURITIES - 8.95%		$13,337

(Cost: $13,337)

TOTAL INVESTMENT SECURITIES - 100.80%		$150,228

(Cost: $166,682)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.80%)		(1,196)

NET ASSETS - 100.00%		$149,032

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

 (B)Listed on an exchange outside the United States.

The following acronym is used throughout this portfolio:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$170,314
Gross unrealized appreciation	$6,710
Gross unrealized depreciation	(26,796)
Net unrealized depreciation	$(20,086)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Large Cap Growth Fund

(UNAUDITED)

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of the Ivy Large Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2009. Mr. Becker has managed the Fund since its inception and has 20 years of industry experience. Mr. Sanders has managed the Fund for three years and has 20 years of industry experience.

Daniel P. Becker

Philip J. Sanders

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Large Cap Growth Fund (Class A shares at net asset value)	-33.80%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	-34.28%
(reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	-35.31%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Health care helped results in a horrific market environment

Amid one of the worst market environments in over 70 years, stocks experienced significant and broad-based declines due to the widespread credit crisis and global economic downturn. There were several factors that helped us preserve more capital than our Lipper peer group and benchmark over the fiscal year (before taking into account the effects of the Fund's sales charge). The primary positive factor was the Fund's overweighting and solid stock selection in the health care sector. While the group's defensive attributes allowed health care stocks in general to hold up much better than the overall market, key holdings such as Gilead Sciences, a biotechnology company and Genentech, which was acquired by Roche shortly after the end of fiscal year, were particularly strong performers.

The Fund also benefited from favorable stock selection in the materials and consumer discretionary sectors with holdings like Monsanto Company, McDonald's Corporation and Kohl's Corporation leading the way. Largely offsetting these positive factors, however, was the negative impact of the Fund's exposure to the financial sector and weakness in several oil service positions. Given the magnitude of the market decline, cash levels were a modest benefit to performance.

The Fund's negative absolute return was impacted by the global bear market that emerged in September 2008. What originally began as a U.S.-centric subprime crisis emerged into a full-fledged global credit crisis and economic downturn. Furthermore, investor confidence was profoundly shaken by the historic collapse of leading financial institutions such as Bear Stearns and Lehman Brothers. These negative developments became especially pronounced in the second half of the fiscal year as economic data across a broad range of measures turned decidedly negative. Tighter credit availability, continued weakness in the housing market and rising unemployment all weighed on consumer and business confidence. This led to a significant pullback in consumer spending and business capital expenditures, resulting in a steadily deteriorating corporate profit outlook. Against this backdrop, no sectors and investment styles were left unscathed as all major equity indices suffered large declines over the fiscal year.

Our consistent fundamental strategy

Our investment strategy has remained consistent over time and continues to focus on identifying what we feel are dominant companies that we believe can take a durable competitive advantage and sustain high levels of profitability, revenue and earnings growth over the long term. Despite the current difficult market environment, we remain steadfast in our conviction regarding the merits of our investment philosophy and process.

Our primary area of emphasis over the past year was the health care sector due to the more defensive nature of its growth characteristics. In addition to being inherently less economically sensitive, several of our key holdings such as Gilead Sciences, Inc., Abbott Laboratories and Genentech, Inc. also possessed strong individual product cycles that allowed the companies to drive solid growth even in the face of a declining economy. Also of particular interest in the first part of the year were leading multinational companies positioned to benefit from stronger growth overseas. As the economic downturn became global in nature, however, we meaningfully reduced our exposure to the more economically-sensitive of these holdings. At one point we had grown more optimistic about potential opportunities in the battered financial sector, but recent developments have somewhat tempered our enthusiasm for the group. The primary areas where the Fund was underweighted throughout the year were the consumer discretionary and technology sectors due to the myriad of cyclical headwinds facing U.S. consumers and businesses.

Our outlook

There appears to be growing investor optimism that the cumulative effect of past monetary and fiscal stimulus, along with the government's ambitious effort to heal the U.S. financial system, will stem the decline of the nation's economy. While we believe the seeds of recovery are clearly being sowed, we feel the market is likely to experience some fits and starts along the way. Corporate earnings remain under significant pressure and the state of the financial system remains tenuous. Thus, we expect investor conviction in a pending economic recovery to be challenged from time to time. Real estate weakness, rising unemployment and tepid consumer/business confidence are likely to remain investor concerns throughout 2009, in our view. Furthermore, we believe that the strength of any recovery is likely to be mitigated by much tighter credit standards going forward and the enormous hit to consumer net worth that has been inflicted by the significant declines in real estate and stock market values.

On balance, however, we have positioned the Fund's portfolio to become less defensive as the spring of 2009 approached. This was achieved primarily by reducing the magnitude of the overweighting in the health care sector and increasing exposure to the technology and consumer discretionary sectors. We continue to move cautiously in this regard, but we are looking to become more opportunistic and position the Fund to benefit from what we feel is an eventual economic and corporate profit recovery. We believe that our long held strategy of focusing on large, highly dominant companies with established structural advantages should fare relatively well in the current environment as these market leaders seek to use today's difficult business climate to further distance themselves from weakened competitors.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Large Cap Growth Fund.

PORTFOLIO HIGHLIGHTS
Ivy Large Cap Growth Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)
Asset Allocation

Stocks	92.75%
Information Technology	29.30%
Health Care	14.85%
Consumer Discretionary	12.02%
Consumer Staples	11.00%
Materials	8.05%
Financials	7.27%
Industrials	6.95%
Energy	3.31%
Cash and Cash Equivalents	7.25%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	291/789	37
3 Year	52/674	8
5 Year	21/563	4
Past performance is no guarantee of future results.

Rankings are for Class A Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
QUALCOMM Incorporated	Information Technology
Gilead Sciences, Inc.	Health Care
Abbott Laboratories	Health Care
Wal-Mart Stores, Inc.	Consumer Staples
Colgate-Palmolive Company	Consumer Staples
Monsanto Company	Materials
Apple Inc.	Information Technology
Hewlett-Packard Company	Information Technology
McDonald's Corporation	Consumer Discretionary
Google Inc., Class A	Information Technology
See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Large Cap Growth Fund

(UNAUDITED)

Ivy Large Cap Growth Fund, Class A Shares(1)	$8,365
Russell 1000 Growth Index	$4,463
Lipper Large-Cap Growth Funds Universe Average	$5,180

DATE	IVY LARGE CAP GROWTH FUND, CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

6/30/00	9,425	10,000	10,000
3/31/01	9,023	5,880	7,012
3/31/02	8,766	5,766	6,738
3/31/03	6,891	4,223	4,996
3/31/04	8,823	5,584	6,546
3/31/05	9,080	5,648	6,658
3/31/06	11,050	6,391	7,674
3/31/07	11,250	6,844	7,979
3/31/08	12,636	6,792	8,008
3/31/09	8,365	4,463	5,180

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
1-year period ended 3-31-09	-37.61%	-37.34%	-34.39%	-37.64%	-33.61%	-34.02%	-33.74%
5-year period ended 3-31-09	-2.23%	-2.42%	-1.92%	––	––	––	-0.88%
10-year period ended 3-31-09	––	––	––	––	––	––	––
Since inception of Class(3) through 3-31-09	-2.02%	-2.64%	-2.23%	-16.43%	-13.35%	-7.64%	-1.21%
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares, 4-2-07 for Class E and Class I shares, 12-29-05 for Class R shares and 7-6-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Large Cap Growth Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$751.50	1.15%	$4.99
Class B	$1,000	$745.50	2.61%	$11.35
Class C	$1,000	$747.70	2.10%	$9.18
Class E	$1,000	$750.70	1.15%	$4.99
Class I	$1,000	$752.80	0.92%	$4.03
Class R	$1,000	$750.40	1.47%	$6.39
Class Y	$1,000	$752.20	1.06%	$4.64
Based on 5% Return(2)
Class A	$1,000	$1,019.20	1.15%	$5.75
Class B	$1,000	$1,011.91	2.61%	$13.08
Class C	$1,000	$1,014.44	2.10%	$10.58
Class E	$1,000	$1,019.20	1.15%	$5.75
Class I	$1,000	$1,020.34	0.92%	$4.65
Class R	$1,000	$1,017.61	1.47%	$7.36
Class Y	$1,000	$1,019.64	1.06%	$5.35
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Large Cap Growth Fund (in thousands)

MARCH 31, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 5.49%
General Dynamics Corporation	55	$2,288
Lockheed Martin Corporation	190	13,136
Raytheon Company	270	10,529
United Technologies Corporation	112	4,801
		30,754
Asset Management & Custody Banks - 1.56%
BlackRock, Inc., Class A	25	3,264
T. Rowe Price Group, Inc.	190	5,480
		8,744
Automotive Retail - 0.99%
AutoZone, Inc. (A)	34	5,561

Biotechnology - 6.16%
Genzyme Corporation (A)	96	5,690
Gilead Sciences, Inc. (A)	622	28,806
		34,496
Communications Equipment - 8.84%
Cisco Systems, Inc. (A)	921	15,439
QUALCOMM Incorporated	754	29,319
Research In Motion Limited (A)	111	4,759
		49,517
Computer Hardware - 9.00%
Apple Inc. (A)	247	25,975
Hewlett-Packard Company	764	24,494
		50,469
Construction & Farm Machinery & Heavy Trucks - 0.73%
Deere & Company	125	4,102

Data Processing & Outsourced Services - 3.73%
MasterCard Incorporated, Class A	41	6,900
Visa Inc., Class A	252	14,011
		20,911
Department Stores - 2.54%
Kohl's Corporation (A)	336	14,211

Electrical Components & Equipment - 0.73%
Emerson Electric Co.	143	4,076

Fertilizers & Agricultural Chemicals - 4.67%
Monsanto Company	315	26,193

Health Care Equipment - 2.73%
Baxter International Inc.	299	15,320

Home Improvement Retail - 3.00%
Home Depot, Inc. (The)	715	16,841

Household Products - 4.74%
Colgate-Palmolive Company	451	26,570

Hypermarkets & Super Centers - 5.72%
Costco Wholesale Corporation	103	4,752
Wal-Mart Stores, Inc.	525	27,332
		32,084
Industrial Gases - 2.11%
Praxair, Inc.	176	11,816

Internet Software & Services - 4.10%
Google Inc., Class A (A)	66	22,972

Investment Banking & Brokerage - 0.38%
Charles Schwab Corporation (The)	139	2,154

Life Sciences Tools & Services - 0.84%
Thermo Fisher Scientific Inc. (A)	132	4,712

Oil & Gas Equipment & Services - 3.31%
Schlumberger Limited	208	8,465
Smith International, Inc.	270	5,802
Weatherford International Ltd. (A)	387	4,289
		18,556
Other Diversified Financial Services - 3.12%
J.P. Morgan Chase & Co.	657	17,471

Pharmaceuticals - 5.12%
Abbott Laboratories	602	28,712

Restaurants - 5.49%
McDonald's Corporation	433	23,613
YUM! Brands, Inc.	261	7,161
		30,774
Semiconductors - 3.63%
Microchip Technology Incorporated	959	20,321

Soft Drinks - 0.54%
Coca-Cola Company (The)	68	3,002

Specialized Finance - 2.21%
CME Group Inc.	50	12,355

Specialty Chemicals - 1.27%
Ecolab Inc.	204	7,096

TOTAL COMMON STOCKS - 92.75%		$519,790

(Cost: $572,956)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 5.55%
Air Products and Chemicals, Inc.,
0.230%, 4-30-09	$3,000	2,999
Emerson Electric Co.,
0.200%, 4-21-09	6,000	5,999
McCormick & Co. Inc.,
0.670%, 5-27-09	5,000	4,995
Merck & Co., Inc.,
0.250%, 4-20-09	$6,000	5,999
PACCAR Financial Corp.,
0.150%, 4-13-09	5,000	5,000
Praxair Inc.,
0.400%, 4-23-09	4,000	3,999
Rabobank USA Financial Corp. (Rabobank Nederland),
0.120%, 4-1-09	2,140	2,140
		31,131
Master Note - 0.31%
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (B)	1,710	1,710

TOTAL SHORT-TERM SECURITIES - 5.86%		$32,841

(Cost: $32,841)

TOTAL INVESTMENT SECURITIES - 98.61%		$552,631

(Cost: $605,797)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.39		7,803

NET ASSETS - 100.00%		$560,434

Notes to Schedule of Investments

 (A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$625,779
Gross unrealized appreciation	$15,641
Gross unrealized depreciation	(88,789)
Net unrealized depreciation	$(73,148)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Mid Cap Growth Fund

(UNAUDITED)

Below, Kimberly A. Scott, CFA, portfolio manager of the Ivy Mid Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2009. She has managed the Fund since its inception and has 22 years of industry experience.

Kimberly A. Scott

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Mid Cap Growth Fund (Class A shares at net asset value)	-32.89%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	-39.57%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-Cap Growth Funds Universe Average	-38.86%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A violent global equity market

Four primary factors contributed to the Fund's relatively stronger performance than its Lipper peer group and benchmark this past fiscal year:

  Our cash position of close to 10 percent across much of the year helped cushion volatility (cash was substantially reduced by March 31, 2009, see Portfolio Highlights page)
  good stock selection in the industrials sector
  good stock selection in the information technology sector, and underweight positions in the worst performing sectors, energy and telecommunications, with better than average stock performance in those areas, as well.

Stock markets reacted violently in the last year to the breakdown in the functioning of the financial system, a sharp slowdown in consumer spending activity, increases in joblessness, breathtaking moves higher and then lower in the prices of energy and other commodities, and the overall fear of the U.S. slipping into a severe and protracted recession. Fear has become reality and extreme risk taking has become extreme risk aversion. The problems are global and the answers are still not clear.

What is clear is that governments worldwide will have to continue to apply both monetary and fiscal stimuli, in addition to other unconventional means of support for the worldwide financial and economic web. As we see it, many businesses in many sectors will fail, or become shadows of what they once were, and consumers will continue to play it safe as the number of available jobs and the value of their assets continue to shrink. We believe the markets have discounted a lot of this pain, but the rehabilitation period likely will be long. We expect the markets to work their way higher, but we also expect this path to have a shallow incline with many ups and downs.

A year of some gain, less-than-average pain

We were hesitant to aggressively invest our cash last year given our concerns about the troubling dynamics unfolding throughout the credit markets and the economy. Better than average stock selection in the industrials, information technology, health care and financials sectors were also important to our relative outperformance last year. Part of the benefit in the industrials sector came from some timely sales of stocks that were exposed to the commodities area. These included Bucyrus International Agco Corporation and Aecom Technology Corporation. All of our stock holdings in industrials declined much less than average last year, and a few stocks even had gains, including Copart Inc.

It was a similar story in the information technology sector, with many of our holdings falling much less than average for the sector in the benchmark, with some stocks performing quite well, including Broadcom Corporation and Solera Holdings (SLH), all posting gains for the year.

We were overweight the health care sector, which outperformed the mid cap growth index last year. We also had some strong stock performances in the health care sector, including Millennium Pharmaceuticals which we no longer own.

A few good banks, many weak consumer banks

While we had a few stocks that performed very poorly in the financial sector last year, including Zions Bancorporation, Synovus Financial Corporation and CME Group, most of our holdings in this area were significant outperformers, allowing the sector overall to contribute to the Fund's outperformance. Stocks of note in financials that helped our results included Northern Trust and Signature Bank of New York.

Finally, our underweight position in the energy sector, which hampered Fund performance early in the year, turned out to be the right call, as that sector was a significant underperformer within our Russell Mid Cap Growth Index benchmark. The stocks that we did own generally performed better than average.

The sectors presenting the biggest drag on Fund performance in 2008 were the consumer staples and consumer discretionary sectors, where our stock selection struggled. We had a number of positive performers that entered the portfolio late in the year, including Kohls Corporation and Nordstrom Inc. Longs Drug Stores was a strong positive performer early in the year as the result of a takeout. However, many of our long-term holdings had very negative returns in a group that suffered from a consumer under pressure on many fronts. Saks Inc, Meredith Corporation, Harley Davidson, J Crew Group and Whole Foods Market Inc all turned in particularly weak performances last year.

Overall, we emphasized consumer staples, health care, information technology, and financial stocks last year. We remained overweight these groups at March 31, 2009, but we expect to shift our weightings somewhat from health care to the consumer discretionary and energy sectors.

Our outlook

We think equity markets enter 2009 with considerable baggage from the excesses of recent years. These included extreme risk taking in the credit markets and outsized bets in the most cyclical areas of the equity market, much of which trading appeared to be related to financial shenanigans supported by free-flowing credit - a vicious cycle which has come to a screeching halt. Layer on that investor angst and mistrust at a level not seen in decades, and you have the recipe for markets that will likely labor to post sustainable gains throughout the upcoming year. We saw in a hurry in the third and fourth quarters of 2008 how quickly risk-taking can turn to risk-aversion, when the ineffective functioning of world financial markets delivers economic stress globally.

We feel we are now at the point where markets have discounted a considerable amount of this stress and the related pressure on corporate earnings. The pace at which economies can recover and stock markets can begin to securely discount a better environment for earnings remains a big question mark. We believe the job of restoring economic health across most of the globe will be slow, and the underpinnings of better economic health will be tenuous given the uncertain credit market conditions. However, governments worldwide have put in place major support for their financial systems, and the process of developing economic stimulus plans continues, including the plan from the Obama administration in the United States. We believe these actions are beginning to have the intended effect, and we are optimistic that conditions will gradually improve. We are especially optimistic that outside of the United States, China, in particular, is taking important actions to stimulate its economy, and this, in turn, will have a positive impact worldwide. However, we are mindful that many risks remain, and that the stock market will likely move in fits and starts as new developments unfold, both positive and negative.

So while we are focused on becoming more aggressive, we are doing so gradually as we assess this complicated environment. We have increased our exposure to both the consumer discretionary and energy sectors over the past few months, while decreasing our health care and cash positions. While we believe that consumer spending is likely to remain under pressure in the near-to-intermediate term due to job losses and steep drops in the value of homes and investment portfolios, many stocks in the consumer discretionary group have sold off sharply, presenting opportunities to invest in some companies that have very appealing franchise value and longer term growth opportunities.

We also like the secular appeal of the energy sector, where the long term scarcity of fossil fuels makes this an attractive area for investment as the cyclical decline in demand passes. We are overweight the information technology sector, as part of our slightly more aggressive stance on the market. We are also overweight the financial sector, but expect to reduce this exposure somewhat given our concerns that these stocks will struggle for some time under the weight of all of the problems those companies must contend with to resurrect their businesses. We anticipate using any proceeds to increase our exposure to other more economically sensitive sectors, such as materials and industrials.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Growth Fund.

PORTFOLIO HIGHLIGHTS
Ivy Mid Cap Growth Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	99.27%
Information Technology	24.00%
Consumer Discretionary	16.99%
Health Care	15.43%
Industrials	14.25%
Financials	9.10%
Energy	7.70%
Consumer Staples	7.16%
Materials	2.76%
Utilities	1.88%
Options	0.28%
Bonds	0.20%
Corporate Debt Securities	0.20%
Cash and Cash Equivalents	0.25%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	65/562	12
3 Year	102/486	21
5 Year	43/398	11
Past performance is no guarantee of future results.

Rankings are for Class A Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Noble Energy, Inc.	Energy
Global Payments Inc.	Information Technology
Microchip Technology Incorporated	Information Technology
Paychex, Inc.	Information Technology
Solera Holdings, Inc.	Information Technology
Henry Schein, Inc.	Health Care
Allergan, Inc.	Health Care
DENTSPLY International Inc.	Health Care
Hershey Foods Corporation	Consumer Staples
Broadcom Corporation, Class A	Information Technology
See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Mid Cap Growth Fund

(UNAUDITED)

Ivy Mid Cap Growth Fund, Class A Shares(1)	$8,392
Russell Mid-Cap Growth Index	$5,592
Lipper Mid-Cap Growth Funds Universe Average	$6,269

DATE	IVY MID CAP GROWTH FUND, CLASS A SHARES	RUSSELL MID-CAP GROWTH INDEX	LIPPER MID-CAP GROWTH FUNDS UNIVERSE AVERAGE

6/30/00	9,425	10,000	10,000
3/31/01	8,871	5,899	7,154
3/31/02	8,723	6,170	7,312
3/31/03	6,531	4,560	5,381
3/31/04	8,901	6,824	7,738
3/31/05	9,782	7,391	8,192
3/31/06	12,328	9,068	10,162
3/31/07	12,808	9,696	10,556
3/31/08	12,504	9,254	10,254
3/31/09	8,392	5,592	6,269

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes. (1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
1-year period ended 3-31-09	-36.75%	-36.41%	-33.33%	-36.97%	-32.59%	-32.91%	-32.61%
5-year period ended 3-31-09	-2.33%	-2.44%	-1.87%	––	––	––	-0.78%
10-year period ended 3-31-09	––	––	––	––	––	––	––
Since inception of Class(3) through 3-31-09	-1.98%	-2.49%	-2.12%	-22.01%	-18.57%	-9.39%	-1.30%
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares, 4-2-07 for Class E and Class I shares, 12-29-05 for Class R shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Mid Cap Growth Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$741.30	1.79%	$7.75
Class B	$1,000	$736.10	3.20%	$13.80
Class C	$1,000	$738.80	2.35%	$10.17
Class E	$1,000	$741.90	1.60%	$6.97
Class I	$1,000	$742.80	1.19%	$5.14
Class R	$1,000	$741.30	1.74%	$7.57
Class Y	$1,000	$743.20	1.25%	$5.40
Based on 5% Return(2)
Class A	$1,000	$1,016.01	1.79%	$8.97
Class B	$1,000	$1,008.99	3.20%	$15.97
Class C	$1,000	$1,013.21	2.35%	$11.78
Class E	$1,000	$1,016.95	1.60%	$8.07
Class I	$1,000	$1,018.99	1.19%	$5.96
Class R	$1,000	$1,016.26	1.74%	$8.77
Class Y	$1,000	$1,018.69	1.25%	$6.26
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Mid Cap Growth Fund (in thousands)

MARCH 31, 2009

COMMON STOCKS	Shares	Value

Air Freight & Logistics - 4.13%
C.H. Robinson Worldwide, Inc.	45	$2,048
Expeditors International of Washington, Inc.	66	1,877
		3,925
Airlines - 0.40%
Delta Air Lines, Inc. (A)	68	380

Apparel Retail - 3.49%
J. Crew Group, Inc. (A)	123	1,626
Urban Outfitters, Inc. (A)	103	1,687
		3,313
Application Software - 2.88%
Solera Holdings, Inc. (A)	110	2,737

Auto Parts & Equipment - 0.41%
BorgWarner Inc.	19	392

Brewers - 1.00%
Molson Coors Brewing Company, Class B	28	948

Catalog Retail - 0.78%
Coldwater Creek Inc. (A)	294	738

Computer Storage & Peripherals - 3.85%
Data Domain, Inc. (A)	138	1,735
NetApp, Inc. (A)	129	1,921
		3,656
Data Processing & Outsourced Services - 6.51%
Global Payments Inc.	95	3,169
Paychex, Inc.	117	3,015
		6,184
Department Stores - 3.44%
Kohl's Corporation (A)	50	2,105
Macy's Inc.	41	368
Nordstrom, Inc.	32	537
Saks Incorporated (A)	140	262
		3,272
Distillers & Vintners - 2.01%
Brown-Forman Corporation, Class B	49	1,908

Diversified Support Services - 0.81%
Copart, Inc. (A)	26	768

Electrical Components & Equipment - 1.90%
Cooper Industries, Ltd., Class A	36	922
Hubbell Incorporated, Class B	33	888
		1,810
Electronic Equipment & Instruments - 0.89%
FLIR Systems, Inc. (A)	41	847

Food Retail - 1.61%
Whole Foods Market, Inc.	91	1,531

Gas Utilities - 1.88%
Equitable Resources, Inc.	57	1,787

Health Care Distributors - 2.85%
Henry Schein, Inc. (A)	68	2,709

Health Care Equipment - 6.88%
C. R. Bard, Inc.	22	1,782
Hologic, Inc. (A)	159	2,079
Hospira, Inc. (A)	76	2,331
Wright Medical Group, Inc. (A)	27	348
		6,540
Health Care Supplies - 2.55%
DENTSPLY International Inc.	90	2,428

Homefurnishing Retail - 1.15%
Bed Bath & Beyond Inc. (A)	44	1,094

Industrial Machinery - 3.26%
Donaldson Company, Inc.	33	874
IDEX Corporation	102	2,222
		3,096
Internet Software & Services - 1.30%
DealerTrack Holdings, Inc. (A)	95	1,242

Investment Banking & Brokerage - 3.60%
Lazard Group LLC	39	1,144
TD Ameritrade Holding Corporation (A)	165	2,276
		3,420
Managed Health Care - 0.55%
AMERIGROUP Corporation (A)	19	518

Motorcycle Manufacturers - 0.58%
Harley-Davidson, Inc.	41	547

Oil & Gas Equipment & Services - 3.59%
Dresser-Rand Group Inc. (A)	49	1,093
National Oilwell Varco, Inc. (A)	53	1,532
Smith International, Inc.	37	787
		3,412
Oil & Gas Exploration & Production - 4.11%
Noble Energy, Inc.	60	3,257
XTO Energy Inc.	21	653
		3,910
Packaged Foods & Meats - 2.54%
Hershey Foods Corporation	70	2,417

Paper Packaging - 2.76%
Packaging Corporation of America	76	994
Sealed Air Corporation	42	574
Sonoco Products Company	50	1,051
		2,619
Pharmaceuticals - 2.60%
Allergan, Inc.	52	2,474

Property & Casualty Insurance - 1.58%
AXIS Capital Holdings Limited	67	1,499

Publishing - 1.59%
Meredith Corporation	91	1,508

Regional Banks - 2.09%
Signature Bank (A)	58	1,647
Zions Bancorporation	35	343
		1,990
Research & Consulting Services - 1.32%
Dun & Bradstreet Corporation (The)	16	1,251

Restaurants - 3.51%
Chipotle Mexican Grill, Inc., Class A (A)	19	1,281
P.F. Chang's China Bistro, Inc. (A)	90	2,056
		3,337
Semiconductors - 7.08%
Broadcom Corporation, Class A (A)	119	2,382
Linear Technology Corporation	54	1,240
Microchip Technology Incorporated	147	3,104
		6,726
Specialized Finance - 1.83%
CME Group Inc.	7	1,737

Specialty Stores - 2.04%
PetSmart, Inc.	93	1,943

Systems Software - 1.49%
McAfee, Inc. (A)	42	1,420

Trading Companies & Distributors - 2.43%
Fastenal Company	72	2,311

TOTAL COMMON STOCKS - 99.27%		$94,344

(Cost: $118,490)

CALL OPTIONS - 0.28%	Number of Contracts

S&P Metals & Mining Select Index,
Jun $1,555.00, Expires 6-22-09	5	$270
(Cost: $785)

CORPORATE DEBT SECURITIES - 0.20%	Principal

Health Care Equipment
Wright Medical Group, Inc., Convertible,
2.625%, 12-1-14	$280	$188
(Cost: $212)

SHORT-TERM SECURITIES - 0.79%

Master Note
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (B)	748	$748
(Cost: $748)

TOTAL INVESTMENT SECURITIES - 100.54%		$95,550

(Cost: $120,235)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.54%)		(512)

NET ASSETS - 100.00%		$95,038

Notes to Schedule of Investments

 The following written option contracts were outstanding at March 31, 2009:

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value
S&P Metals & Mining Select Index:	5	June/1,202.0	$684	$647

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$121,443
Gross unrealized appreciation	$7,966
Gross unrealized depreciation	(33,859)
Net unrealized depreciation	$(25,893)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Small Cap Growth Fund

(UNAUDITED)

Below, Gilbert C. Scott, CFA, portfolio manager of the Ivy Small Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2009. He has managed the Fund for five years and has 17 years of industry experience.

Gilbert C. Scott

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
			LARGE	CAPITALIZATION
MEDIUM
		X	SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. The market capitalization rating is specific to Morningstar and does not necessarily reflect the market capitalization range of the Fund. Please refer to the Fund's prospectus for specific investment parameters.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Small Cap Growth Fund (Class C shares)	-31.01%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	-36.40%
(generally reflects the performance of small company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	-37.51%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Deterioration in equities spares no one

As indicated by the precipitous decline in the benchmark index, all equity sectors were down over the fiscal year. The sector that held up the best was consumer staples, which still declined 18 percent. Commodity-related sectors, such as energy and materials, were some of the fiscal year's worst performers. For the Fund, health care, financials, and information technology produced returns that were better than the benchmark, although they still declined. Our investments in the consumer discretionary and industrials sectors show results that were worse than the benchmark. Our well researched stock selection in the energy, consumer discretionary and information technology sectors helped the Fund to produce an overall return better than the benchmark, although we were nonetheless disappointed in the results.

The market was kind to no one during the 12 month period, particularly the latter half of the fiscal year. The bankruptcy of Lehman Brothers last autumn and the subsequent credit and confidence crises were the seminal events, causing the market to fall precipitously and plunging the economy into a deep recession. The freezing of the credit markets domestically and globally sent economic activity down. A crisis in confidence caused a run on some banks as consumers feared for the safety of their money. Consumer spending retrenched dramatically. The government introduced a variety of measures to instill confidence in the banking system, striving to keep it operational. There have been, and will continue to be, large loan losses for the banks. Additionally, the housing crisis showed no moderating during the latter half of the period. The unemployment rate reached a 25-year high in March, as companies cut employees in an attempt to maintain profitability levels. By the end of the fiscal year, however, the government had begun to put forth strong efforts on the fiscal and monetary sides in an effort to stem the economic decline.

Research puts emphasis on quality

Within the Fund, an emphasis is placed on utilizing fundamental research to select what we feel are appropriate stocks within a variety of sectors. One of the core strategies of the Fund is to maintain ownership in what we view as higher quality companies on balance throughout the portfolio. We continue to believe that, over time, higher quality companies will produce superior results, compared with lower quality companies. During the fiscal year, the Fund engaged in several actions in an attempt to mitigate the risk to the portfolio. The largest weightings of stocks in the Fund are those forecasted to produce strong cashflow. The Fund also has a low net debt exposure, as most companies we hold do not have any long term debt.

During the period, we were overweight information technology, consumer discretionary and consumer staples. The largest underweight sectors were health care and industrials. The concern on reimbursement from the new Obama administration in health care was a driver in bringing that sector's portfolio weighting down. A concern regarding an overall global economic slowdown was the primary reason in bringing the industrial sector weighting down.

We have incrementally added to consumer discretionary holdings with opportunistic purchases of companies that have experienced significant valuation adjustments. The Fund is overweight technology, as we feel that sector is showing reasonable growth at appealing prices, from a historical perspective. Additionally, we have increased weighting in some companies already owned by the portfolio that witnessed a price decline, but not a fundamental change

Our outlook

The economic readings are dour and suggest an economy in significant decline, as evidenced by the large negative gross domestic product (GDP) forecasts. However, the readings are not currently getting materially worse, which argues for an economy troughing at low levels, in our view, with the free-fall scenario possibly avoided. We believe that the market is acting different than it did during last fall's low. While the major indexes hit a lower low, the number of stocks that hit a new low was dramatically less, and some stocks are increasing on good news. Some credit spreads have improved slightly and the housing market appears to be in a bottoming process. The government is adamant about stemming the downturn in the housing market, as that was the genesis of credit problems. Policymakers have been successful in getting mortgage rates down to record levels. Home prices are still down significantly, and inventory of new homes is still high, but new homes purchased were greater than new homes built for the last several months. Housing affordability readings have never been better, as low mortgage rates combined with low prices suggest housing is an attractive asset. When credit begins to flow more smoothly, we believe that it will help to increase the transaction level and bring down inventories.

The U.S. consumer represented approximately 64.5 percent of consumption in the economy for decades, but due to easier access to credit and negative savings rates, it has now grown to about 70 percent of the economy. The economy still has a long road of subdued growth ahead, in our opinion, as the consumer brings leverage down to levels consistent with income and the log jam created in the credit market gets unwound. Consumer spending has declined, savings rates have increased and leverage is coming down, but it will take more time. The government has been very active in setting up programs to help clean up the banking and credit crisis, stimulate fiscal demand, and stimulate housing demand. The longer-term impact of the fiscal and monetary stimulus on the dollar, interest rates and inflation is unclear, but certainly worthy of monitoring.

We are cognizant of the fact that the market has discounted many of the current problems and, historically, one of the best-performing asset classes coming out of a recession is the small cap growth asset class. We continue to own, and intend to seek out, companies that we feel can sustain their revenue growth through recurring subscription models and internally generated cashflow.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Small Cap Growth Fund.

PORTFOLIO HIGHLIGHTS
Ivy Small Cap Growth Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)
Asset Allocation

Stocks	94.25%
Information Technology	34.94%
Consumer Discretionary	20.95%
Health Care	11.94%
Energy	9.64%
Industrials	6.36%
Financials	6.32%
Consumer Staples	2.39%
Materials	1.71%
Cash and Cash Equivalents	5.75%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	26/593	5
3 Year	96/506	19
5 Year	69/413	17
10 Year	92/207	45
Past performance is no guarantee of future results.

Rankings are for Class C Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Dril-Quip, Inc.	Energy
MICROS Systems, Inc.	Information Technology
Portfolio Recovery Associates, Inc.	Financials
ACI Worldwide, Inc.	Information Technology
DTS, Inc.	Information Technology
Scientific Games Corporation, Class A	Consumer Discretionary
Blackboard Inc.	Information Technology
FactSet Research Systems, Inc.	Information Technology
Resources Connection, Inc.	Industrials
O'Reilly Automotive, Inc.	Consumer Discretionary
See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Small Cap Growth Fund

(UNAUDITED)
Ivy Small Cap Growth Fund, Class C Shares(1)	$11,079
Russell 2000 Growth Index	$8,507
Lipper Small-Cap Growth Funds Universe Average	$11,131

DATE	IVY SMALL CAP GROWTH FUND, CLASS C SHARES	RUSSELL 2000 GROWTH INDEX	LIPPER SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

3/31/99	10,000	10,000	10,000
3/31/00	17,338	15,899	19,515
3/31/01	11,240	9,580	12,764
3/31/02	12,510	10,061	13,836
3/31/03	9,670	6,880	9,635
3/31/04	13,205	11,225	15,185
3/31/05	14,224	11,322	15,439
3/31/06	17,606	14,468	19,605
3/31/07	17,630	14,694	19,791
3/31/08	16,059	13,375	17,813
3/31/09	11,079	8,507	11,131

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C(3)	Class E	Class I	Class R	Class Y
1-year period ended 3-31-09	-34.58%	-34.06%	-31.01%	-34.63%	-30.12%	-30.52%	-30.30%
5-year period ended 3-31-09	-3.95%	-3.88%	-3.45%	––	––	––	-2.56%
10-year period ended 3-31-09	––	––	1.03%	––	––	––	1.94%
Since inception of Class(4) through 3-31-09	-3.90%	-3.99%	––	-22.96%	-19.33%	-10.72%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-6-00 for Class B shares, 4-2-07 for Class E and Class I shares and 12-29-05 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Small Cap Growth Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$755.70	1.81%	$7.90
Class B	$1,000	$751.30	2.98%	$13.05
Class C	$1,000	$754.20	2.41%	$10.53
Class E	$1,000	$757.60	1.56%	$6.85
Class I	$1,000	$759.00	1.10%	$4.84
Class R	$1,000	$756.50	1.64%	$7.20
Class Y	$1,000	$758.20	1.34%	$5.89
Based on 5% Return(2)
Class A	$1,000	$1,015.89	1.81%	$9.07
Class B	$1,000	$1,010.07	2.98%	$14.98
Class C	$1,000	$1,012.92	2.41%	$12.08
Class E	$1,000	$1,017.16	1.56%	$7.87
Class I	$1,000	$1,019.43	1.10%	$5.55
Class R	$1,000	$1,016.76	1.64%	$8.27
Class Y	$1,000	$1,018.24	1.34%	$6.76
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Small Cap Growth Fund (in thousands)

MARCH 31, 2009

COMMON STOCKS AND WARRANTS	Shares	Value

Aerospace & Defense - 0.87%
Ladish Co., Inc. (A)	299	$2,170

Apparel Retail - 1.87%
Abercrombie & Fitch Co., Class A	84	1,987
Zumiez Inc. (A)	276	2,679
		4,666
Apparel, Accessories & Luxury Goods - 1.30%
Under Armour, Inc., Class A (A)	198	3,252

Application Software - 13.61%
ACI Worldwide, Inc. (A)	517	9,697
Blackboard Inc. (A)	287	9,116
FactSet Research Systems, Inc.	180	8,999
Sonic Solutions (A)	804	965
Ultimate Software Group, Inc. (The) (A)	301	5,194
		33,971
Auto Parts & Equipment - 2.81%
LKQ Corporation (A)	492	7,015

Automotive Retail - 2.95%
O'Reilly Automotive, Inc. (A)	210	7,356

Casinos & Gaming - 3.85%
Scientific Games Corporation, Class A (A)	793	9,604

Computer Hardware - 1.49%
Stratasys, Inc. (A)	448	3,708

Construction & Farm Machinery & Heavy Trucks - 0.94%
Westinghouse Air Brake Technologies Corporation	89	2,343

Department Stores - 1.02%
Nordstrom, Inc.	151	2,529

Education Services - 5.78%
Capella Education Company (A)	110	5,811
K12 Inc. (A)	187	2,595
Strayer Education, Inc.	34	6,026
		14,432
Electronic Components - 3.86%
DTS, Inc. (A)	400	9,620

Health Care Distributors - 1.37%
PSS World Medical, Inc. (A)	239	3,431

Health Care Equipment - 7.42%
ABIOMED, Inc. (A)	162	794
Hologic, Inc. (A)	300	3,922
NuVasive, Inc. (A)	225	7,057
Volcano Corporation (A)	464	6,756
		18,529
Health Care Services - 1.11%
Healthways, Inc. (A)	315	2,758

Health Care Technology - 2.04%
Cerner Corporation (A)	69	3,016
Phase Forward Incorporated (A)	162	2,067
		5,083
Human Resource & Employment Services - 3.39%
Resources Connection, Inc. (A)	561	8,458

Internet Software & Services - 7.16%
Bankrate, Inc. (A)	267	6,664
CyberSource Corporation (A)	321	4,750
Omniture, Inc. (A)	490	6,462
		17,876
Investment Banking & Brokerage - 1.01%
Greenhill & Co., Inc.	34	2,533

Oil & Gas Equipment & Services - 8.54%
Core Laboratories N.V.	63	4,631
Dril-Quip, Inc. (A)	393	12,062
Oceaneering International, Inc. (A)	125	4,613
		21,306
Oil & Gas Exploration & Production - 1.10%
Cabot Oil & Gas Corporation	117	2,753

Packaged Foods & Meats - 1.66%
Smart Balance, Inc. (A)	687	4,147

Paper Packaging - 1.71%
Sonoco Products Company	203	4,261

Personal Products - 0.73%
Alberto-Culver Company	81	1,829

Research & Consulting Services - 1.16%
Advisory Board Company (The) (A)	174	2,888

Restaurants - 1.37%
Krispy Kreme Doughnuts, Inc., Warrants (A)	6	––	*
P.F. Chang's China Bistro, Inc. (A)	150	3,423
		3,423
Semiconductor Equipment - 2.05%
Varian Semiconductor Equipment Associates, Inc. (A)	236	5,114

Semiconductors - 2.10%
Microchip Technology Incorporated	248	5,249

Specialized Finance - 5.31%
Financial Federal Corporation	118	2,499
Portfolio Recovery Associates, Inc. (A)	401	10,749
		13,248
Systems Software - 4.67%
MICROS Systems, Inc. (A)	622	$11,664

TOTAL COMMON STOCKS AND WARRANTS - 94.25%		$235,216

(Cost: $285,858)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 5.71%
Abbott Laboratories,
0.320%, 4-14-09	$6,450	6,449
Merck & Co., Inc.,
0.250%, 4-20-09	4,000	4,000
Wisconsin Electric Power Co.,
0.150%, 4-1-09	3,807	3,807
		14,256
Master Note - 0.68%
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (B)	1,687	1,687

TOTAL SHORT-TERM SECURITIES - 6.39%		$15,943

(Cost: $15,943)

TOTAL INVESTMENT SECURITIES - 100.64%		$251,159

(Cost: $301,801)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.64%)		(1,609)

NET ASSETS - 100.00%		$249,550

Notes to Schedule of Investments

*Not shown due to rounding.

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$306,448
Gross unrealized appreciation	$17,443
Gross unrealized depreciation	(72,732)
Net unrealized depreciation	$(55,289)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Asset Strategy Fund

(UNAUDITED)

Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the Ivy Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2009. Mr. Avery has managed the Fund for 12 years and he has 30 years of industry experience. Mr. Caldwell has managed the Fund for two years and he has 11 years of industry experience.

Michael L. Avery

Ryan F. Caldwell

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

X			HIGH	CREDIT QUALITY
MEDIUM
LOW
SHORT	INT	LONG
MATURITY

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Asset Strategy Fund (Class C shares)	-21.96%
Benchmark(s) and/or Lipper Category
S&P 500 Index	-38.09%
(generally reflects the performance of large and medium-size U.S. stocks)
Citigroup Broad Investment Grade Index	4.52%
(generally reflects the performance of the bond market)
Citigroup Short-Term Index for 1 Month Certificates of Deposit	2.22%
(generally reflects cash)
Lipper Flexible Portfolio Funds Universe Average	-23.97%
(generally reflects the performance of the universe of funds with similar investment objectives)
Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

U.S. Treasuries outpaced all other asset classes

Our losses were less than the Fund's equity benchmark for the fiscal year, but we consider the Fund's results disappointing. We had a higher absolute return than our Lipper peer group average because of three factors - asset allocation, our equity index futures positioning and our underweight positioning in equities hit hard by a cyclical collapse in global demand for commodities and weakened corporate earnings.

From an asset allocation standpoint, our government bond weighting was too light this past year. The Fund had a much smaller percentage of U.S. Treasuries than many asset allocation funds as well as the Citigroup Broad Investment Grade Index. As the credit and stock markets collapsed and the global economy slid into a recession, U.S. Treasuries turned out to be the best performing asset class.

Beginning this past summer, equity markets were affected by volatility and plunging energy prices. The period between July and the end of September was especially rough. At the time, we believed an equity market rally would be sustained. We were wrong.

In the fourth quarter of calendar year 2008, credit markets and corporate earnings deteriorated rapidly. This, plus an unprecedented range of government action, influenced our decision-making with respect to the Fund's asset mix. To summarize, the Federal Reserve and the Treasury engaged in three aggressive policies - a financial sector stabilization policy, a zero interest rate policy and a policy to inject massive amounts of liquidity in whatever market seemed to need it. However, business and consumer lending were not adequately revived. In addition, all three policies increased the risk of unintended consequences, such as a flight to any asset class that the government had guaranteed. These unintended consequences made the overall investment horizon increasingly difficult to navigate.

In the first quarter of 2009, uncertainty continued to prevail as America's balance sheet recession deepened, and we continued to maintain a defensive portfolio posture. What we mean by a balance sheet recession is that the average person in this country is responding to lower asset values on their homes, their investment portfolio, coupled with threats to their earning potential. Income and assets have gone down, but liabilities have not gone down.

We believe that U.S. consumer spending is in an apparent secular shift that we think could take the savings rate much higher even as the government borrows trillions to spend on new and existing programs. The potential positive effects of Washington's efforts so far in 2009 are, in our view, highly questionable. Congressional and Obama administration actions in January and February generated additional negative, unintended consequences that added to market volatility, and reinforced our current market views.

There is a huge imbalance between assets and liabilities in the U.S., not unlike the situation back in the 1930s. The classical government response to this is to employ Keynesian economics - fiscal spending, which historically has taken a long time before it has a real impact. We feel this will again be the case.

Our defensive positioning

As the global recession deepened during the past fiscal year, we:

  Increased our weighting in investment grade corporate, municipal and corporate high-yield bonds. These categories of bonds appeared to us to offer attractive total return opportunities relative to U.S. Treasuries.
  Maintained a high cash position. We closed out the fiscal year with a cash weighting (shown in the Asset Allocation pie chart that accompanies this report) that was much higher than the percentage we held at March 31, 2008. We also consider cash as a form of hedge that allows us to be open to opportunities as they emerge.
  Retained a strong gold bullion position (67.47 tons, or nearly 2.2 million troy ounces as of March 31, 2009). We believe that gold is a currency as much as a commodity and the only currency that has not been tainted by governmental policies that, in the long run, could be inflationary. Overall, gold prices rose over the past 12 months, but the rally was not as sustained as we had expected given the severity of the global economic crisis. The Fund's gold holdings are stored in vaults at a custodian bank in New York City, and very carefully monitored.
  Fine tuned our equity and corporate bond positions to favor large-cap, dividend-paying securities of companies that we think have resilient global brands and solid free cash flow. Rather than focus on markets, sectors and industries, we focused on individual securities. We looked for the one-off opportunity, and opportunities that resulted from market dislocations across asset classes
Our outlook: Headwinds abound

Among the long-term questions we asked ourselves as the equity market imploded this past autumn, and that we continue to ask, are:

  How long will the global slowdown last?
  What is the new global equity market reality going to be?
  What is it going to take for a company to survive this downturn and thrive when conditions improve?
  Are we back to a protracted period like 1969 to 1982, where the market stays in a narrow yet volatile trading range?

As we look ahead, we are very mindful of many headwinds, including:

The likelihood of a protracted period of economic contraction. The worst of the credit crisis may be behind us, but problems remain for the global economy, and for corporate balance sheets. We think we are likely to see a significant rise in corporate bankruptcies and defaults. Problems in the credit card segment of consumer finance abound and could last for some time, in our opinion.

Lack of liquidity in the housing market. The government's focus appears to weigh too heavily on providing short-term consumer stimulus and preventing foreclosures rather than reducing the massive inventory of unsold, distressed properties. In our view, the political urge to provide forbearance to overextended property owners who cannot make payments may prolong the time it takes for home prices to stabilize and the market to recover.

Weak corporate earnings. The recession is likely to weigh on 2009 S&P 500 profits, making accurate valuation of individual stocks a challenging task. We think historical P/Es (price-to-earnings ratios) are of limited value for stock-picking. At the time, however, we believe individual security selection will be highly important in the months ahead. We are focusing on metrics other than P/E in an effort to figure appropriate value for equities.

A weaker U.S. dollar. Although the greenback rebounded against major currencies between the summer of 2008 and December, reflecting its perceived status as a safe haven amid the credit crunch, the U.S. dollar fell in the first quarter of 2009 as the U.S. government took on several trillion dollars in new obligations. Some foreign currencies such as the British pound have been even weaker as economic conditions overseas have deteriorated.

Deleveraging on a massive scale. We faced a near implosion of the global financial system in October. While government aid has helped to stabilize the situation, we think much of the global economy will continue to focus on paying down/resolving debt in the quarters ahead, with the possible exception of Asia. In our view, hedge fund selling across the globe, distressed liquidity of equities, and the unwinding of complex derivative positions among institutions and professional investors has not fully played out. This may continue to put downward pressure on prices across asset classes.

For now, the domestic economic news remains troubling. The U.S. unemployment rate could easily move to 10 percent in our view (from 8.5 percent as of March 2009). We believe that conditions suggest no improvement until 2010. The U.S. lost nearly 3 million jobs in calendar year 2008, the most since the end of World War II, and could lose millions more as the recession unfolds.

Our current expectation is for an L-shaped equity market performance pattern in the months ahead, with stocks remaining in a narrow trading range. We believe it will take a considerable period of time for market confidence to be restored and for the substantial imbalances in credit markets to be worked out. U.S. consumers will need to save more as employment prospects remain bleak.

We feel our flexibility in managing the Fund's assets gives us an advantage in our effort to navigate the uncertainties that lie ahead. We are looking at many asset classes to help balance the Fund and generate income while we wait for the credit and equity market environments to improve.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Asset Strategy Fund.

PORTFOLIO HIGHLIGHTS
Ivy Asset Strategy Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	38.92%
Financials	16.89%
Information Technology	5.73%
Materials	5.16%
Energy	4.12%
Health Care	2.60%
Industrials	2.24%
Consumer Discretionary	1.08%
Consumer Staples	0.63%
Telecommunication Services	0.47%
Bullion (Gold)	17.11%
Bonds	12.73%
Corporate Debt Securities	9.03%
United States Government and Government Agency Obligations	2.54%
Municipal Bonds - Tax Exempt	0.97%
Senior Loans	0.19%
Cash and Cash Equivalents	31.24%

Lipper Rankings

Category: Lipper Flexible Portfolio Funds	Rank	Percentile
1 Year	73/179	41
3 Year	7/108	7
5 Year	7/85	9
10 Year	5/50	10
Past performance is no guarantee of future results.

Rankings are for Class C Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	25.95%
United States	25.93%
Other North America(1)	0.02%
Pacific Basin	18.44%
China	16.18%
Other Pacific Basin(2)	2.26%
Gold Bullion	17.11%
Europe(3)	4.72%
Bahamas/Caribbean(4)	1.53%
South America(5)	0.54%
Other(6)	0.47%
Cash and Cash Equivalents	31.24%
(1)Includes $0.02 Mexico.

(2)Includes $0.14 Australia, $1.05 Hong Kong, $1.05 Taiwan and $0.02 Vietnam.

(3)Includes $2.81 France and $1.91 United Kingdom.

(4)Includes $0.18 Bahamas, $0.03 British Virgin Islands and $1.32 Cayman Islands.

(5)Includes $0.02 Argentina and $0.52 Brazil.

(6)Includes $0.47 South Africa.

Bond Portfolio Characteristics

Average maturity	1.1 years
Effective duration	0.8 years
Weighted average bond rating	AA+

Top 10 Equity Holdings

Company	Country	Sector
China Life Insurance Company Limited, H Shares	China	Financials
Industrial and Commercial Bank of China (Asia) Limited	China	Financials
QUALCOMM Incorporated	United States	Information Technology
Gilead Sciences, Inc.	United States	Health Care
Monsanto Company	United States	Materials
China Construction Bank Corporation	China	Financials
TOTAL S.A.	France	Energy
Ping An Insurance (Group) Company of China, Ltd., H Shares	China	Financials
Annaly Capital Management, Inc.	United States	Financials
Southern Copper Corporation	United States	Materials
See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Asset Strategy Fund

(UNAUDITED)

Ivy Asset Strategy Fund, Class C Shares(1)	$25,055
S&P 500 Index	$ 7,371
Citigroup Broad Investment Grade Index	$17,797
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$14,247
Lipper Flexible Portfolio Funds Universe Average	$13,465

DATE	IVY ASSET STRATEGY FUND, CLASS C SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT	LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

3/31/99	10,000	10,000	10,000	10,000	10,000
3/31/00	13,960	11,817	10,181	10,557	12,421
3/31/01	13,371	9,234	11,461	11,243	11,562
3/31/02	13,106	9,254	12,073	11,596	11,954
3/31/03	13,002	6,963	13,469	11,789	10,291
3/31/04	14,980	9,409	14,213	11,923	13,272
3/31/05	16,643	10,039	14,387	12,135	14,106
3/31/06	22,044	11,217	14,733	12,599	15,930
3/31/07	24,289	12,544	15,706	13,274	17,253
3/31/08	32,106	11,906	17,027	13,939	17,711
3/31/09	25,055	7,371	17,797	14,247	13,465

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C(3)	Class E	Class I	Class R	Class Y
1-year period ended 3-31-09	-25.93%	-24.79%	-21.96%	-25.96%	-21.20%	––	-21.39%
5-year period ended 3-31-09	10.36%	10.60%	10.83%	––	––	––	11.68%
10-year period ended 3-31-09	––	––	9.62%	––	––	––	10.51%
Since inception of Class(4) through 3-31-09	7.00%	6.80%	––	-1.08%	2.55%	––	––
Cumulative return since inception of Class(4) through 3-31-09	––	––	––	––	––	-20.65%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-10-00 for Class A shares, 7-3-00 for Class B shares, 4-2-07 for Class E and Class I shares and 7-31-08 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Asset Strategy Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$942.80	1.06%	$5.15
Class B	$1,000	$939.30	1.89%	$9.11
Class C	$1,000	$939.80	1.82%	$8.83
Class E	$1,000	$944.00	1.00%	$4.86
Class I	$1,000	$944.20	0.79%	$3.79
Class R	$1,000	$944.20	1.33%	$3.79
Class Y	$1,000	$943.40	0.99%	$4.86
Based on 5% Return(2)
Class A	$1,000	$1,019.64	1.06%	$5.35
Class B	$1,000	$1,015.51	1.89%	$9.47
Class C	$1,000	$1,015.86	1.82%	$9.17
Class E	$1,000	$1,019.95	1.00%	$5.05
Class I	$1,000	$1,021.00	0.79%	$3.94
Class R	$1,000	$1,021.00	1.33%	$3.94
Class Y	$1,000	$1,019.97	0.99%	$5.05
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Asset Strategy Fund (in thousands)

MARCH 31, 2009

COMMON STOCKS	Shares	Value

Biotechnology - 2.60%
Gilead Sciences, Inc. (A)(B)	6,511	$301,591

Coal & Consumable Fuels - 1.35%
China Shenhua Energy Company Limited, H Shares (C)	69,109	155,927

Communications Equipment - 2.91%
QUALCOMM Incorporated	8,656	336,786

Construction & Engineering - 1.46%
China Communications Construction Company Limited, H Shares (C)	153,944	168,934

Data Processing & Outsourced Services - 1.33%
Redecard S.A. (C)	3,489	42,277
Visa Inc., Class A	2,021	112,390
		154,667
Diversified Banks - 4.70%
Industrial and Commercial Bank of China (Asia) Limited (C)	809,764	420,852
Standard Chartered PLC (C)	9,979	123,914
		544,766
Diversified Metals & Mining - 2.72%
Southern Copper Corporation	12,704	221,305
Xstrata plc (C)	14,021	94,051
		315,356
Education Services - 0.67%
New Oriental Education & Technology Group Inc., ADR (A)	1,558	78,304

Fertilizers & Agricultural Chemicals - 2.44%
Monsanto Company	3,402	282,722

Heavy Electrical Equipment - 0.78%
ALSTOM (C)	1,754	90,970

Hotels, Resorts & Cruise Lines - 0.41%
Ctrip.com International, Ltd.	1,721	47,145

Integrated Oil & Gas - 2.03%
TOTAL S.A. (C)	4,762	235,477

Life & Health Insurance - 5.89%
China Life Insurance Company Limited, H Shares (C)	139,980	460,396
Ping An Insurance (Group) Company of China, Ltd., H Shares (C)	37,401	222,641
		683,037
Mortgage REITs - 1.91%
Annaly Capital Management, Inc.	16,001	221,928

Oil & Gas Exploration & Production - 0.74%
XTO Energy Inc.	2,818	86,290

Personal Products - 0.63%
Hengan International Group Company Limited (C)	17,985	72,345

Real Estate Development - 0.94%
China Overseas Land & Investment Limited (C)	69,405	108,777

Regional Banks - 3.40%
China Construction Bank Corporation (C)(D)	251,392	142,710
China Construction Bank Corporation (C)	442,281	251,074
		393,784
Semiconductors - 1.49%
MediaTek Incorporation (C)	1,223	11,513
PMC-Sierra, Inc. (A)	7,941	50,661
Taiwan Semiconductor Manufacturing Company Ltd. (C)	73,521	110,712
		172,886
Specialized Finance - 0.03%
BM&F BOVESPA S.A. - Bolsa de Valores, Mercadoriase Futuros (C)(E)	1,044	3,173

Wireless Telecommunication Service - 0.47%
MTN Group Limited (C)	4,909	54,472

TOTAL COMMON STOCKS - 38.90%		$4,509,337

(Cost: $4,416,321)

INVESTMENT FUNDS - 0.02%

Multiple Industry
Vietnam Azalea Fund Limited (A)(F)(G)	1,100	$2,838
(Cost: $7,268)

CORPORATE DEBT SECURITIES	Principal

Banking - 0.13%
Banco BMG S.A.,
8.750%, 7-1-10 (D)	$1,333	$1,227
Credit Suisse,
5.000%, 5-15-13	13,850	13,388
		14,615
Beverage / Bottling - 0.11%
AmBev International Finance Co. Ltd.,
9.500%, 7-24-17 (H)	BRL12,000	4,242
Anheuser-Busch InBev Worldwide Inc.,
7.200%, 1-15-14 (E)	$7,800	8,176
		12,418
Biotechnology - 0.03%
Amgen Inc., Convertible,
0.125%, 2-1-11	3,850	3,619

Building Products - 0.01%
Desarrolladora Homex, S.A. de C.V.,
7.500%, 9-28-15	900	608

Cable / Media - 0.03%
Viacom Inc.,
5.625%, 8-15-12	$4,160	$3,579

Coal & Consumable Fuels - 0.02%
Massey Energy Company, Convertible,
3.250%, 8-1-15	3,850	2,377

Computer Hardware - 0.33%
Electronic Data Systems Corporation,
7.125%, 10-15-09	5,500	5,651
Hewlett-Packard Company:
4.250%, 2-24-12	19,350	19,879
6.125%, 3-1-14	11,550	12,305
		37,835
Conglomerate / Diversified Mfg - 0.08%
Danaher Corporation,
5.400%, 3-1-19	9,400	9,522

Construction & Farm Machinery & Heavy Trucks - 0.11%
Caterpillar Inc.,
7.000%, 12-15-13	11,550	12,297

Consumer Finance - 0.12%
American Express Travel Related Services Co., Inc.,
5.250%, 11-21-11 (E)	15,600	14,083

Consumer Products - 0.32%
Kimberly-Clark Corporation,
5.000%, 8-15-13	34,800	36,507
Staples, Inc.,
7.750%, 4-1-11	691	707
		37,214
Consumer Products / Tobacco - 0.00%
Central European Distribution Corporation,
8.000%, 7-25-12 (E)(H)	EUR320	264

Department Stores - 0.14%
Kohl's Corporation,
6.300%, 3-1-11	$15,400	15,544

Diversified Chemicals - 0.09%
E.I. du Pont de Nemours and Company,
5.875%, 1-15-14	10,275	10,866

Diversified Metals & Mining - 0.10%
BHP Billiton Finance (USA) Limited,
5.500%, 4-1-14	11,675	11,761

Electric - 0.16%
Illinois Power Company,
7.500%, 6-15-09	18,800	18,816

Electric Utilities - 0.33%
Allegheny Energy Supply Company, LLC,
7.800%, 3-15-11	38,650	38,645

Finance - Other - 0.56%
AXA Financial, Inc.,
7.750%, 8-1-10	10,840	10,728
Block Financial LLC,
7.875%, 1-15-13	5,390	5,312
CME Group Inc.,
5.750%, 2-15-14	30,270	31,211
Western Union Company (The),
6.500%, 2-26-14	17,850	18,207
		65,458
Finance Companies - 0.04%
C5 Capital (SPV) Limited,
6.196%, 12-31- 49 (D)(I)	10,750	3,763
Toyota Motor Credit Corporation,
1.590%, 1-18-15 (I)	325	318
		4,081
Food Processors - 0.02%
Sara Lee Corporation,
3.875%, 6-15-13	2,300	2,210

Gas - Local Distribution - 0.13%
DCP Midstream, LLC,
9.700%, 12-1-13 (D)	14,300	15,048

Gas Pipe Lines - 0.54%
Duke Capital Corporation,
7.500%, 10-1-09	23,685	24,087
Enterprise Products Operating LLC,
9.750%, 1-31-14	26,900	29,569
Plains All American Pipeline, L.P., PAA Finance Corp.,
7.750%, 10-15-12	8,862	8,917
		62,573
General Merchandise Stores - 0.07%
Dollar General Corporation,
11.875%, 7-15-17	7,850	7,712

Home Improvement Retail - 0.16%
Home Depot, Inc. (The):
4.625%, 8-15-10	3,850	3,858
5.200%, 3-1-11	14,790	14,877
		18,735
Industrial - Other - 0.10%
Waste Management, Inc.,
6.375%, 3-11-15	11,675	11,688

Integrated Oil & Gas - 0.04%
Chevron Corporation,
3.450%, 3-3-12	4,600	4,722

Integrated Telecommunication Services - 0.11%
AT&T Inc.,
4.850%, 2-15-14	12,320	12,443

Investment Banking & Brokerage - 0.96%
Goldman Sachs Group, Inc. (The):
5.300%, 2-14-12	4,555	4,395
5.700%, 9-1-12	19,250	18,682
5.450%, 11-1-12	3,850	3,707
5.250%, 10-15-13	3,850	3,596
5.150%, 1-15-14	9,700	8,856
J.P. Morgan Chase & Co.,
6.625%, 3-15-12	19,250	18,803
Morgan Stanley:
4.000%, 1-15-10	10,070	9,999
5.050%, 1-21-11	15,400	15,143
5.300%, 3-1-13	17,750	17,074
Morgan Stanley Dean Witter & Co.,
6.750%, 4-15-11	11,550	11,561
		111,816
IT Consulting & Other Services - 0.05%
SunGard Data Systems Inc.,
10.250%, 8-15-15	7,850	5,495

Life Insurance - 0.14%
Prudential Financial, Inc.,
5.800%, 6-15-12	19,750	15,868

Metals / Mining - 0.07%
Rio Tinto Finance (USA) Limited,
5.875%, 7-15-13	4,800	4,306
Vedanta Resources plc:
6.625%, 2-22-10	3,500	3,395
6.625%, 2-22-10 (D)	550	533
		8,234
Office Electronics - 0.24%
Xerox Corporation:
6.875%, 8-15-11	5,460	5,211
5.500%, 5-15-12	13,090	11,340
7.625%, 6-15-13	6,160	5,499
6.400%, 3-15-16	3,900	2,974
6.750%, 2-1-17	3,900	2,979
		28,003
Oil & Gas Exploration & Production - 0.15%
XTO Energy Inc.:
7.500%, 4-15-12	7,500	7,855
5.900%, 8-1-12	9,500	9,589
		17,444
Oilfield Machinery & Service - 0.10%
Smith International, Inc.,
8.625%, 3-15-14	11,200	11,404

Other Diversified Financial Services - 0.09%
Bank One Corporation,
5.900%, 11-15-11	3,850	3,774
MBNA America Bank, National Association,
7.125%, 11-15-12 (E)	7,800	7,157
		10,931
Paper / Forest Products - 0.05%
Kimberly-Clark de Mexico, S.A. de C.V.,
8.875%, 8-1-09 (E)	1,500	1,528
Sino-Forest Corporation:
9.125%, 8-17-11	4,000	3,600
9.125%, 8-17-11 (D)	700	630
		5,758
Pharmaceuticals - 1.68%
Eli Lilly and Company,
3.550%, 3-6-12	15,500	15,836
Pfizer Inc.,
4.450%, 3-15-12	135,550	139,234
Roche Holding Ltd,
5.000%, 3-1-14 (D)	38,750	39,679
		194,749
Property & Casualty Insurance - 0.24%
Berkshire Hathaway Finance Corporation,
4.000%, 4-15-12 (E)	25,300	25,261
St. Paul Companies, Inc. (The),
8.125%, 4-15-10	2,900	2,932
		28,193
Railroads - 0.02%
Union Pacific Corporation,
5.750%, 11-15-17	2,100	2,006

Real Estate Management & Development - 0.02%
Shimao Property Holdings Limited,
8.000%, 12-1-16 (D)	4,000	2,160

Retail Stores - Other - 0.14%
Best Buy Co., Inc.,
6.750%, 7-15-13	17,365	16,528

Service - Other - 0.03%
Expedia, Inc.,
8.500%, 7-1-16 (D)	3,925	3,336

Soft Drinks - 0.40%
Coca-Cola Enterprises Inc.:
3.750%, 3-1-12	2,300	2,347
7.375%, 3-3-14	6,700	30,341
PepsiCo, Inc.,
7.900%, 11-1-18	11,700	14,385
		47,073
Specialized Finance - 0.05%
CIT Group Inc.:
5.800%, 7-28-11	3,465	2,499
5.400%, 2-13-12	4,620	2,979
		5,478
Technology - 0.08%
L-3 Communications Corporation:
7.625%, 6-15-12	6,240	6,264
6.125%, 7-15-13	3,120	2,995
		9,259
Trading Companies & Distributors - 0.11%
Noble Group Limited:
8.500%, 5-30-13 (D)	13,900	10,912
8.500%, 5-30-13	2,200	1,727
		12,639
Transportation - Other - 0.18%
Ultrapetrol (Bahamas) Limited,
9.000%, 11-24-14	3,260	21,453

Utilities - 0.14%
CESP - Companhia Energetica de Sao Paulo,
9.750%, 1-15-15 (E)(H)	BRL23,100	9,357
Compania de Transporte de Energia Electrica en Alta Tension TRANSENER S.A.:
8.875%, 12-15-16	$3,350	1,407
8.875%, 12-15-16 (D)	3,000	1,260
Duke Energy Field Services, LLC,
7.875%, 8-16-10	3,900	3,953
		15,977
Wireless Telecommunication Service - 0.21%
Sprint Capital Corporation,
6.375%, 5-1-09	7,700	7,700
Verizon Wireless Capital LLC,
7.375%, 11-15-13 (E)	15,400	16,519
		24,219

TOTAL CORPORATE DEBT SECURITIES - 9.03%		$1,046,756

(Cost: $1,060,357)

MUNICIPAL BONDS

California - 0.09%
California Pollution Control Financing Authority, Variable Rate Demand Solid Waste Disposal Revenue Bonds (Waste Management, Inc. Project), Series 2003A,
5.000%, 11-1-38	11,590	10,737

Florida - 0.07%
Miami-Dade County Industrial Development Authority, Solid Waste Disposal Revenue Bonds (Waste Management Inc. of Florida Project), Series 2008,
5.400%, 8-1-23	7,725	7,591

New Hampshire - 0.20%
Business Finance Authority of the State of New Hampshire, Pollution Control Refunding Revenue Bonds (The United Illuminating Company Project-1997 Series A):
7.125%, 7-1-27	15,450	15,498
6.875%, 12-1-29	7,725	7,739
		23,237
New York - 0.03%
The Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred Fifty-Second Series,
5.750%, 11-1-30	$3,880	3,910

Ohio - 0.15%
Ohio Air Quality Development Authority, State of Ohio, Air Quality Revenue Bonds (Ohio Power Company Project), Series 2008A,
7.125%, 6-1- 41	17,385	17,427

Texas - 0.26%
Alliance Airport Authority, Inc., Special Facilities Revenue Refunding Bonds, Series 2007 (American Airlines, Inc. Project),
5.250%, 12-1-29	38,630	15,037
Frisco Independent School District (Collin and Denton Counties, Texas), Unlimited Tax School Building Bonds, Series 2008A,
6.000%, 8-15-38	7,765	8,363
Port of Houston Authority of Harris County, Texas, Unlimited Tax Refunding Bonds, Series 2008A,
5.625%, 10-1-38	7,765	7,098
		30,498
West Virginia - 0.17%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Appalachian Power Company - Amos Project), Series 2008E,
7.125%, 12-1-38	19,320	19,366

TOTAL MUNICIPAL BONDS - 0.97%		$112,766

(Cost: $107,810)

SENIOR LOANS

Health Care Facilities - 0.05%
HCA Inc.,
3.470%, 11-18-13 (I)	6,111	5,172

Service - Other - 0.10%
Education Management LLC,
3.000%, 6-1-13 (I)	13,584	11,592

Utilities - 0.04%
Energy Future Competitive Holdings Company and Texas Competitive Electric Holdings Company, LLC:
4.018%, 10-10-14 (I)	48	31
4.018%, 10-10-14 (I)	32	21
4.033%, 10-10-14 (I)	7,731	5,083
		5,135

TOTAL SENIOR LOANS - 0.19%		$21,899

(Cost: $20,410)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 2.43%
Federal Home Loan Mortgage Corporation:
2.000%, 3-16-11	$77,400	77,469
2.125%, 3-16-11	77,400	77,650
Federal National Mortgage Association:
2.050%, 4-1-11	38,700	38,894
2.125%, 4-15-11	77,400	77,775
2.875%, 12-11-13	10,275	10,508
		282,296
Mortgage-Backed Obligations - 0.11%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only): (J)
4.500%, 8-15-17	3,400	149
5.500%, 9-15-17	3,500	270
5.000%, 11-15-17	1,734	120
5.000%, 5-15-18	3,270	339
5.000%, 4-15-19	302	21
5.000%, 4-15-19	148	10
5.000%, 7-15-21	56	1
5.000%, 11-15-22	390	22
5.500%, 3-15-23	2,870	273
5.000%, 4-15-23	44	1
5.000%, 5-15-23	270	18
5.000%, 6-15-23	2,705	194
5.000%, 6-15-23	2,181	143
5.000%, 8-15-23	207	19
5.500%, 11-15-23	142	2
5.500%, 11-15-23	154	1
5.000%, 9-15-24	151	3
5.500%, 9-15-24	68	1
5.500%, 4-15-25	46	2
5.500%, 4-15-25	72	2
5.000%, 9-15-25	278	5
5.500%, 10-15-25	3,298	364
5.000%, 4-15-26	1,105	30
5.000%, 10-15-28	990	87
5.500%, 2-15-30	155	9
5.000%, 8-15-30	207	11
5.000%, 10-15-30	1,250	146
5.500%, 3-15-31	247	16
5.500%, 10-15-32	3,105	302
5.500%, 1-15-33	2,259	248
5.500%, 5-15-33	2,412	280
5.000%, 7-15-33	2,713	241
6.000%, 11-15-35	2,322	212
Federal National Mortgage Association Agency REMIC/CMO (Interest Only): (J)
5.500%, 11-25-17	69	1
5.000%, 5-25-22	163	10
5.000%, 7-25-23	4,266	423
5.000%, 8-25-23	1,283	90
5.000%, 11-25-23	2,170	166
5.500%, 9-25-25	61	1
5.500%, 11-25-25	141	2
4.500%, 4-25-30	2,005	147
5.000%, 9-25-30	1,761	105
5.000%, 3-25-31	4,959	305
Federal National Mortgage Association Agency REMIC/CMO (Interest Only): (J)
5.000%, 8-15-31	3,253	299
5.500%, 6-25-33	3,283	313
5.500%, 8-25-33	6,343	876
5.500%, 12-25-33	2,827	302
5.500%, 4-25-34	5,821	620
5.500%, 8-25-35	3,562	420
5.500%, 11-25-36	9,948	1,164
Government National Mortgage Association Agency REMIC/CMO (Interest Only): (J)
5.000%, 1-20-30	505	24
5.000%, 6-20-31	552	37
5.500%, 3-20-32	2,589	225
5.000%, 10-20-32	1,685	268
7.000%, 5-20-33	5,448	711
5.500%, 7-16-33	2,548	329
5.000%, 7-20-33	119	12
5.500%, 11-20-33	624	64
5.500%, 6-20-35	5,823	746
5.500%, 7-20-35	2,377	296
5.500%, 7-20-35	941	77
5.500%, 10-16-35	5,530	662
		12,237
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 2.54%		$294,533

(Cost: $303,347)
BULLION - 17.11%	Troy Ounces

Gold	2,159	$1,983,320
(Cost: $1,817,384)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 29.85%
Abbott Laboratories:
0.265%, 4-14-09	$11,000	10,999
0.320%, 4-17-09	120,000	119,983
0.150%, 5-29-09	21,241	21,236
Alcon Capital Corporation (Nestle S.A.),
0.230%, 5-12-09	26,750	26,743
American Honda Finance Corp.:
0.590%, 4-6-09	10,000	9,999
0.520%, 4-23-09	20,000	19,994
0.800%, 6-2-09	20,000	19,972
Avon Capital Corp. (Avon Products, Inc.),
0.430%, 4-28-09	13,000	12,996
Baxter International Inc.,
0.330%, 4-2-09	15,000	15,000
Bemis Company, Inc.:
0.600%, 4-1-09	14,750	14,750
0.650%, 4-3-09	4,715	4,715
0.500%, 4-20-09	10,000	9,997
0.750%, 4-21-09	15,250	15,244
0.550%, 5-11-09	16,000	15,990
BP p.l.c,
1.250%, 6-9-09	800	800
Burlington Northern Santa Fe Corp.:
0.300%, 4-1-09	35,302	35,302
0.350%, 4-1-09	46,980	46,980
Caterpillar Financial Services Corporation:
0.250%, 4-1-09	40,000	40,000
0.450%, 6-1-09	15,000	14,989
Citigroup Funding Inc. (Federal Deposit Insurance Corporation):
0.300%, 4-29-09 (K)	50,000	49,988
0.220%, 5-1-09 (K)	60,000	59,989
Clorox Co.:
0.700%, 4-6-09	12,050	12,049
1.050%, 4-6-09	26,500	26,496
0.850%, 4-23-09	12,000	11,994
0.750%, 4-27-09	10,000	9,995
Coca-Cola Company (The):
0.370%, 4-13-09	35,000	34,996
0.370%, 4-15-09	24,400	24,396
0.350%, 5- 4-09	50,000	49,984
0.300%, 5-11-09	35,000	34,988
0.200%, 5-19-09	50,000	49,987
Colgate-Palmolive Company,
0.150%, 4-6-09	16,500	16,500
ConAgra Foods, Inc.:
0.250%, 4-2-09	38,000	38,000
0.260%, 4-2-09	3,113	3,113
0.250%, 4-3-09	28,896	28,896
CVS Caremark Corporation,
0.550%, 4-1-09	25,000	25,000
CVS Corp.:
6.300%, 5-28-09	37,600	37,225
6.440%, 5-28-09	69,200	68,494
Diageo Capital plc (Diageo plc),
1.000%, 4-23-09	17,000	16,990
Emerson Electric Co.:
0.340%, 5-11-09	50,000	49,981
0.340%, 5-12-09	25,000	24,990
Genentech, Inc.:
0.260%, 4-2-09	10,000	10,000
0.270%, 4-6-09	39,400	39,399
General Electric Capital Corporation (Federal Deposit Insurance Corporation):
1.450%, 4-2-09 (K)	16,000	15,999
0.220%, 4-8-09 (K)	40,000	39,998
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.):
2.000%, 4-2-09	12,000	11,999
1.800%, 4-8-09	6,293	6,291
1.350%, 4-9-09	10,000	9,997
1.300%, 4-21-09	20,000	19,986
1.600%, 4-21-09	8,149	8,142
1.650%, 4-22-09	10,000	9,990
1.150%, 4-23-09	12,000	11,992
1.650%, 4-28-09	20,000	19,975
Hewlett-Packard Company:
0.240%, 4-2-09	10,000	10,000
0.320%, 4-2-09	25,000	25,000
0.370%, 4-6-09	30,000	29,998
0.400%, 4-6-09	20,000	19,999
0.420%, 4-6-09	25,000	24,999
0.450%, 6- 4-09	20,000	19,984
Honeywell International Inc.,
0.230%, 4-15-09	20,000	19,998
Illinois Tool Works Inc.:
0.350%, 4-7-09	465	465
0.290%, 4-13-09	30,000	29,997
ITT Corporation:
2.000%, 4-7-09	15,000	14,995
2.000%, 4-8-09	10,000	9,996
1.050%, 4-30-09	35,000	34,970
1.300%, 4-30-09	10,000	9,990
2.750%, 5-18-09	15,000	14,946
1.550%, 5-27-09	12,000	11,971
2.060%, 6-3-09	16,884	16,823
1.600%, 6-5-09	10,000	9,971
1.700%, 6-5-09	19,250	19,191
2.100%, 6-11-09	23,500	23,403
2.100%, 6-22-09	25,000	24,880
John Deere Credit Limited (John Deere Capital Corporation):
0.480%, 4-8-09	10,000	9,999
0.460%, 4-15-09	10,593	10,591
0.310%, 5-7-09	19,000	18,994
John Deere Credit Limited (John Deere Capital Corporation) (Federal Deposit Insurance Corporation),
0.440%, 4-20-09 (K)	11,000	10,997
Kellogg Co.:
0.930%, 4-2-09	10,000	10,000
0.850%, 4-6-09	30,000	29,996
0.600%, 4-8-09	19,860	19,858
0.800%, 4-16-09	10,000	9,997
1.100%, 4-20-09	25,000	24,985
0.600%, 4-30-09	7,000	6,997
1.100%, 5-26-09	20,000	19,966
Kitty Hawk Funding Corp.:
0.550%, 4-8-09	2,000	2,000
0.450%, 4-16-09	40,000	39,993
0.610%, 5-14-09	5,000	4,996
Kraft Foods Inc.,
0.700%, 4-28-09	25,000	24,987
L'Oreal USA, Inc.:
0.250%, 4-13-09	15,000	14,999
0.250%, 4-16-09	16,000	15,998
0.230%, 4-22-09	12,000	11,998
0.350%, 4-30-09	40,000	39,989
McCormick & Co. Inc.:
0.400%, 4-1-09	44,406	44,406
0.550%, 4-16-09	20,000	19,995
0.600%, 4-28-09	17,000	16,992
0.670%, 5-27-09	13,894	13,880
Merck & Co., Inc.,
0.150%, 4-29-09	30,000	29,997
Nestle Capital Corp.,
0.180%, 4-6-09	20,668	20,667
Nokia Corp.:
0.250%, 4-3-09	22,750	22,750
0.270%, 4-16-09	13,181	13,180
0.270%, 5-6-09	42,000	41,989
PACCAR Financial Corp.,
0.150%, 4-13-09	15,000	14,999
PepsiCo, Inc.:
0.180%, 4-7-09	60,000	59,998
0.170%, 4-13-09	30,000	29,998
Praxair Inc.,
0.400%, 4-23-09	10,000	9,998
Procter & Gamble Company (The):
0.250%, 4-8-09	34,000	33,998
0.270%, 5-7-09	20,000	19,995
0.360%, 5-18-09	15,000	14,993
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)):
0.270%, 4-9-09	25,000	24,999
0.370%, 4-15-09	30,200	30,196
0.300%, 5- 4-09	12,000	11,997
Roche Holdings, Inc.:
0.220%, 4-1-09	14,310	14,310
0.220%, 4-7-09	5,000	5,000
0.230%, 4-8-09	60,000	59,997
0.250%, 4-17-09	100,000	99,989
Siemens Capital Corp.,
0.280%, 4-6-09	43,000	42,998
Societe Generale N.A. Inc.:
0.190%, 4-1-09	25,000	25,000
0.200%, 4-1-09	6,645	6,645
2.280%, 4-7-09	15,000	14,994
0.700%, 4-14-09	43,000	42,989
2.000%, 5-11-09	75,000	74,833
Staples, Inc.:
1.280%, 4-1-09	1,862	1,862
2.800%, 4-2-09	20,000	19,998
2.800%, 4-9-09	10,000	9,994
1.330%, 4-16-09	4,650	4,647
1.520%, 4-20-09	3,150	3,147
1.535%, 4-20-09	11,000	10,991
1.520%, 4-22-09	20,000	19,982
2.050%, 4-27-09	60,000	59,911
2.200%, 5-29-09	23,000	22,918
Toyota Motor Credit Corporation,
0.150%, 4-2-09	50,000	50,000
Unilever Capital Corporation:
0.700%, 4-13-09	20,000	19,995
0.700%, 4-14-09	34,000	33,991
United Technologies Corporation:
0.200%, 4-23-09	25,000	24,997
0.150%, 4-27-09	50,000	49,995
Verizon Communications Inc.:
0.850%, 4-20-09	25,000	24,989
0.850%, 4-21-09	38,000	37,982
1.100%, 4-21-09	20,000	19,988
Volkswagen of America Inc.:
3.050%, 4-2-09	75,000	74,994
1.280%, 4-3-09	10,000	9,999
3.050%, 4-6-09	25,000	24,989
3.050%, 4-8-09	19,000	18,989
Wisconsin Electric Power Co.,
0.150%, 4-1-09	20,607	20,607
		3,459,171
Master Note - 0.02%
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (I)	$2,273	2,273

Municipal Obligations - Non-Taxable - 0.01%
Exempla General Improvement District, City of Lafayette,
      Colorado, Special Improvement District No. 02-01,
      Special Assessment Revenue Refunding and Improvement
Bonds, Series 2002 (Wells Fargo Bank, N.A.),
0.550%, 4-2-09 (I)	1,260	1,260

Notes - 0.49%
Caterpillar Financial Services Corporation,
4.150%, 1-15-10	15,045	15,279
Credit Suisse First Boston (USA), Inc,
4.700%, 6-1-09	37,000	36,989
Deere (John) Capital Corporation,
1.301%, 6-1-09 (I)	5,000	4,916
		57,184
Repurchase Agreements - 0.23%
J.P. Morgan Securities, Inc., Repurchase Agreement dated 3-31-09 to be repurchased at $143,
0.120%, 4-1-09 (L)	143	143
J.P. Morgan Securities, Inc., Repurchase Agreement dated 3-31-09 to be repurchased at $26,013,
0.120%, 4-1-09 (M)	26,013	26,013
		26,156
Treasury Bills - 1.37%
United States Treasury Bills:
0.210%, 5-21-09	50,000	49,985
0.300%, 5-28-09	80,000	79,962
0.950%, 7-30-09	29,475	29,382
		159,329
United States Government Agency Obligations - 0.04%
Overseas Private Investment Corporation,
0.400%, 4-1-09 (I)	5,000	5,000

TOTAL SHORT-TERM SECURITIES - 32.01%		$3,710,373

(Cost: $3,710,373)

TOTAL INVESTMENT SECURITIES - 100.77%		$11,681,822

(Cost: $11,443,270)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.77%)		(89,317)

NET ASSETS - 100.00%		$11,592,505

Notes to Schedule of Investments
The following forward foreign currency contracts were outstanding at March 31, 2009:
Type	Currency	Principal Amount Covered by Contract	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy	British Pound	13,558	4-8-09	$ ––	$ 934
Sell	British Pound	230,700	4-30-09	28,649	––
Sell	British Pound	80,200	9- 4-09	23,084	––
Sell	Euro	108,260	4-30-09	––	8,992
Sell	Euro	122,287	9-8-09	––	8,372
Sell	Japanese Yen	5,209,304	6-9-09	2,520	––
Sell	Japanese Yen	5,280,211	6-9-09	––	405
Sell	Japanese Yen	1,802,280	10-8-09	486	––
Sell	Japanese Yen	31,442,000	3-5-10	3,631	––
Buy	Norwegian Krone	353,722	6-24-09	––	2,607
Sell	Singapore Dollar	232,000	7-31-09	2,422	––
Sell	Singapore Dollar	155,500	1-11-10	3,194	––
Sell	South African Rand	538,804	6-30-09	––	982
Buy	Swedish Krona	492,500	6-9-09	6,944	––
Buy	Swedish Krona	438,900	6-9-09	––	1,788
Sell	Swiss Franc	62,100	6-24-09	433	––
				$71,363	$24,080
(A) No dividends were paid during the preceding 12 months.

(B) Security serves as collateral for the following open futures contracts at March 31, 2009:
Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Appreciation
Hang Seng China Enterprises Index Futures April 09	Short	4-29-09	4	$(191,295)	$2,092
Hang Seng Index Future Contract April 09	Short	4-30-09	2	(170,091)	3,790
CME E-Mini S&P 500 Index Futures June 09	Short	6-19-09	20	(798,297)	11,159
				$(1,159,683)	$17,022
(C)Listed on an exchange outside the United States.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2009, the total value of these securities amounted to $221,258 or 1.91% of net assets.

(E)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At March 31, 2009, the total value of these securities amounted to $85,518 or 0.74% of net assets.

(F)Illiquid restricted security. At March 31, 2009, the following restricted security was owned:
Security	Acquisition Date	Shares	Cost	Market Value
Vietnam Azalea Fund Limited	6-28-07	1,100	$7,268	$2,838

The total value of this security represented approximately 0.02% of net assets at March 31, 2009.

(G)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities. The Fund and other mutual funds managed by its investment manager, Waddell & Reed Investment Management Company, or other related parties together own 30% of the outstanding shares of this security at March 31, 2009.

(H)Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real and EUR - Euro).

(I)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(J)Amount shown in principal column represents notional amount for computation of interest.

(K)Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program.

(L)Collateralized by $137 United States Treasury Bond, 13.25% due 5-15-14; market value and accrued interest aggregate $146.

(M)Collateralized by $19,392 United States Treasury Bond, 6.125% due 8-15-29; market value and accrued interest aggregate $26,658.

The following acronyms are used throughout this portfolio:
ADR = American Depositary Receipts
CMO = Collateralized Mortgage Obligation
REMIC = Real Estate Mortgage Investment Conduit

Country Diversification (as a % of net assets)
United States	25.93%
China	16.18%
France	2.81%
United Kingdom	1.91%
Cayman Islands	1.32%
Taiwan	1.05%
Hong Kong	1.05%
Brazil	0.52%
South Africa	0.47%
Bahamas	0.18%
Australia	0.14%
British Virgin Islands	0.03%
Mexico	0.02%
Vietnam	0.02%
Argentina	0.02%
Other+	48.35%

     +Includes gold bullion, cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$11,533,108
Gross unrealized appreciation	$400,669
Gross unrealized depreciation	(251,955)
Net unrealized appreciation	$148,714

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Energy Fund

(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of the Ivy Energy Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2009. Mr. Ginther has managed the Fund since its inception on April 3, 2006 and he has 14 years of industry experience.

David P. Ginther

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
	X		LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data since inception.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Energy Fund (Class A shares at net asset value)	-46.82%

Benchmark(s) and/or Lipper Category

S&P 1500 Energy Sector Index	-39.24%
(generally reflects the performance of stocks that represent the energy market)

Lipper Natural Resources Funds Universe Average	-50.18%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Drilling stocks, alternative energy hurt results

Our positioning in oil service group stocks was a significant source of underperformance for the Fund relative to its benchmark this past fiscal year. A very tight credit market had a major effect on the energy stocks, especially on the exploration and production companies that were spending more than their cash flow. As credit became less available for projects, companies had to change their capital spending plans and lowered the number of rigs drilling for oil and gas. As a result, oil service group stocks lagged the rest of the energy group.

Another sector that underperformed this past year was alternative energy, as funding for new technology disappeared and competitive fuels prices fell lower. Also, refineries were affected by falling demand as gasoline prices approached $4 a gallon, leading to higher inventory levels. On the other hand, the integrated oil companies were the relative outperformers within the sector, largely due to their strong balance sheets and cash flow. In addition, exploration and production companies that spent within their cash flow outperformed.

Oil prices collapsed

Volatility in energy prices and equities was driven by the tightening of credit markets, the expectations of falling demand and action of speculators. During the fiscal year, we saw oil reach an all-time high of over $147 per barrel in mid-July, driven by oil speculators and hedge funds specializing in commodities. Oil's unprecedented collapse to around $35 per barrel this past winter was driven by lower demand from the slowing global economies and the unwinding financial positions in the futures market. Also, OPEC decided to cut production again in December. OPEC has now cut production by 3.0 million barrels a day from September levels (out of a 4.2 million targeted cut) in an attempt to stabilize oil prices.

Natural gas prices were also volatile as prices reached a high of $14 per thousand cubic feet at the beginning of July, due to lower gas storage and the lack of liquefied natural gas imports, before retreating to $4 per thousand cubic feet during the last quarter of the fiscal year. Prices fell due to rising natural gas production from unconventional resources - mainly the Barnett shale in Texas - and lower industry demand, due to the recession in the U.S. In an effort to maintain profitability, many energy companies have been reducing production. The depth of the cut in production has been especially sharp when one looks at metrics such as oil and gas drilling rig counts. At the end of March, the number of rigs had fallen roughly 50 percent from a peak of about 2,000 rigs in early September 2008. At the current pace of decline, we think rig count could fall to the 700 level within the next few months, at which point energy supplies in the U.S. may be more in balance with demand.

A more focused, concentrated portfolio

Our strategy of focusing on long-term fundamentals has not changed, despite lower oil and natural gas prices. In the short term, we reduced the number of stocks and focused on what we feel are high-quality companies that we believe can manage the downturn in energy prices. Also, we focused on companies with strong balance sheets and cash flow that we feel can maintain profitable production in the current economic environment. In the long term, we continue to focus on the growing production challenges, mainly in non-OPEC countries. We still prefer the oil service sector as they provide equipment and services for finding and developing reserves. We lowered our holdings in alternative energy due to the tight credit markets and weak oil and gas prices.

Bright spots for us toward the end of the fiscal year included Noble Energy, which is benefiting from a large discovery of natural gas off the coast of Israel. Overall, the average market capitalization of stocks in the Fund at March 31 was much less than our benchmark given that we were underweight large integrated exploration and production companies.

Our outlook

Oil market volatility and demand destruction from the global recession will continue to be the key short-term drivers of global energy markets, in our view. We have seen the first major decline in worldwide oil demand since the early 1980s. Developed market economies need to emerge from the economic slowdown while China needs to rekindle internal growth to bring supply and demand back into balance. One catalyst could be inadequate non-OPEC supplies. Production growth in Mexico and the North Sea continues to be disappointing, and we believe non-OPEC production will fall again in 2009 as energy companies cut capital spending budgets and delay projects. Overall, we remain optimistic for the long term. This belief is grounded in our view that the current oil and gas oversupply problem is temporary, and that energy prices may steadily rebound over the next 12 to 18 months. OPEC has been more successful than expected in getting member countries to comply with oil export quotas, and this has helped oil recover to the $50 a barrel range from less than $35 a few months ago.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund's -prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Energy Fund.

PORTFOLIO HIGHLIGHTS
Ivy Energy Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	92.59%
Energy	79.31%
Industrials	7.56%
Utilities	3.59%
Information Technology	1.53%
Materials	0.60%
Cash and Cash Equivalents	7.41%

Lipper Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	28/75	37
Past performance is no guarantee of future results.

Rankings are for Class A Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Exxon Mobil Corporation	Energy	Integrated Oil & Gas
Southwestern Energy Company	Energy	Oil & Gas Exploration & Production
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas
Apache Corporation	Energy	Oil & Gas Exploration & Production
Noble Energy, Inc.	Energy	Oil & Gas Exploration & Production
First Solar, Inc.	Industrials	Electrical Components & Equipment
Fluor Corporation	Industrials	Construction & Engineering
Halliburton Company	Energy	Oil & Gas Equipment & Services
See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Energy Fund

(UNAUDITED)

Ivy Energy Fund, Class A Shares(1)	$6,862
S&P 1500 Energy Sector Index(2)	$8,584
Lipper Natural Resources Funds Universe Average(2)	$6,794

DATE	IVY ENERGY FUND, CLASS A SHARES	S&P 1500 ENERGY SECTOR INDEX	LIPPER NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

4/3/06	9,425	10,000	10,000
3/31/07	9,755	11,524	10,772
3/31/08	12,903	14,128	13,636
3/31/09	6,862	8,584	6,794

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 2006.
Average Annual Total Return(3)	Class A	Class B	Class C	Class E(4)	Class I	Class Y
1-year period ended 3-31-09	-49.88%	-49.45%	-47.31%	-49.81%	-46.65%	-46.83%
5-year period ended 3-31-09	––	––	––	––	––	––
10-year period ended 3-31-09	––	––	––	––	––	––
Since inception of Class(5) through 3-31-09	-11.82%	-11.63%	-10.64%	-18.89%	-16.33%	-9.89%
(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(4)Class E shares are not currently available for investment.

(5)4-3-06 for Class A, Class B, Class C and Class Y shares and 4-2-07 for Class E and Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Energy Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$646.20	1.60%	$6.58
Class B	$1,000	$643.20	2.63%	$10.76
Class C	$1,000	$643.20	2.53%	$10.35
Class E**	$1,000	$646.80	1.47%	$6.09
Class I	$1,000	$647.20	1.42%	$5.85
Class Y	$1,000	$646.60	1.60%	$6.59
Based on 5% Return(2)
Class A	$1,000	$1,016.95	1.60%	$8.07
Class B	$1,000	$1,011.81	2.63%	$13.18
Class C	$1,000	$1,012.29	2.53%	$12.68
Class E**	$1,000	$1,017.58	1.47%	$7.47
Class I	$1,000	$1,017.85	1.42%	$7.16
Class Y	$1,000	$1,016.94	1.60%	$8.07
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365. **Class closed to investment.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Energy Fund (in thousands)

MARCH 31, 2009

COMMON STOCKS	Shares	Value

Coal & Consumable Fuels - 3.05%
Arch Coal, Inc.	18	$236
Cameco Corporation	12	202
CONSOL Ensergy Inc.	10	247
Foundation Coal Holdings, Inc.	11	158
Peabody Energy Corporation	18	458
		1,301
Construction & Engineering - 3.87%
Fluor Corporation	32	1,093
Jacobs Engineering Group Inc. (A)	14	559
		1,652
Construction & Farm Machinery & Heavy Trucks - 0.75%
Bucyrus International, Inc., Class A	21	319

Diversified Metals & Mining - 0.60%
BHP Billiton Limited, ADR	6	257

Electric Utilities - 3.59%
Entergy Corporation	12	829
Exelon Corporation	15	702
		1,531
Electrical Components & Equipment - 2.94%
Energy Conversion Devices, Inc. (A)	11	149
First Solar, Inc. (A)	8	1,108
		1,257
Integrated Oil & Gas - 18.52%
BP p.l.c., ADR	24	957
ConocoPhillips	19	738
Exxon Mobil Corporation	28	1,910
Hess Corporation	15	836
Marathon Oil Corporation	19	492
Occidental Petroleum Corporation	24	1,343
Petroleo Brasileiro S.A. - Petrobras, ADR	31	948
Suncor Energy Inc.	31	682
		7,906
Oil & Gas Drilling - 5.80%
ENSCO International Incorporated	15	388
Helmerich & Payne, Inc.	42	961
Nabors Industries Ltd. (A)	51	514
Transocean Inc. (A)	10	615
		2,478
Oil & Gas Equipment & Services - 21.67%
Baker Hughes Incorporated	16	447
BJ Services Company	53	530
Cameron International Corporation (A)	44	957
FMC Technologies, Inc. (A)	20	637
Halliburton Company	63	972
NATCO Group Inc., Class A (A)	20	374
National Oilwell Varco, Inc. (A)	56	1,616
Schlumberger Limited	35	1,417
Smith International, Inc.	32	694
Technip SA, ADR	7	256
Tenaris S.A., ADR	24	482
Weatherford International Ltd. (A)	78	866
		9,248
Oil & Gas Exploration & Production - 24.46%
Anadarko Petroleum Corporation	16	625
Apache Corporation	19	1,221
Cabot Oil & Gas Corporation	9	204
CNOOC Limited, ADR	5	488
Continental Resources, Inc. (A)	42	898
Devon Energy Corporation	19	842
EOG Resources, Inc.	17	906
Newfield Exploration Company (A)	33	756
Noble Energy, Inc.	21	1,130
Southwestern Energy Company (A)	64	1,906
Ultra Petroleum Corp. (A)	16	567
XTO Energy Inc.	29	898
		10,441
Oil & Gas Refining & Marketing - 1.58%
Sunoco, Inc.	12	326
Valero Energy Corporation	20	350
		676
Oil & Gas Storage & Transportation - 4.23%
El Paso Corporation	65	406
El Paso Pipeline Partners, L.P.	35	594
Enbridge Inc.	28	804
		1,804
Semiconductor Equipment - 1.53%
Applied Materials, Inc.	61	654

TOTAL COMMON STOCKS - 92.59%		$39,524

(Cost: $42,731)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 6.66%
McCormick & Co. Inc.,
0.400%, 4-1-09	$1,442	1,442
Wisconsin Electric Power Co.,
0.150%, 4-1-09	1,400	1,400
		2,842
Master Note - 0.45%
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (B)	192	192

TOTAL SHORT-TERM SECURITIES - 7.11%		$3,034

(Cost: $3,034)

TOTAL INVESTMENT SECURITIES - 99.70%		$42,558

(Cost: $45,765)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.30%		127

NET ASSETS - 100.00%		$42,685

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

The following acronym is used throughout this portfolio:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$50,258
Gross unrealized appreciation	$1,029
Gross unrealized depreciation	(8,729)
Net unrealized depreciation	$(7,700)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Science and Technology Fund

(UNAUDITED)

Below, Zachary H. Shafran, portfolio manager of the Ivy Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2009. He has managed the Fund for eight years and has 20 years of industry experience.

Zachary H. Shafran

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Science and Technology Fund (Class C shares)	-20.51%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	-30.29%
(generally reflects the performance of science and technology U.S. stocks)
Lipper Science & Technology Funds Universe Average	-31.44%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

We are disappointed that the Fund lost money this past fiscal year. However, given the extremes of the financial markets and the world economy, we did lose less money than our benchmark and less than our Lipper peer group.

We outpaced our benchmark over the fiscal year for three reasons. First, we maintained a larger-than-normal cash reserve over the entirety of the period. Second, we took what we believed to be a more defensive approach to stock selection. Third, during the second half of the year, we took the opportunity to invest in convertible securities that, in our view, were just mispriced, or undervalued, as a result of some bondholders in need of liquidity. Let us be clear that these were convertible securities of science and technology companies, with which we are quite familiar.

An economic and market meltdown

Within the normal scope of our science and technology focus, the only standout relative performer during the fiscal year was the biotechnology sector. This was due in part to a number of mergers and acquisitions in the sector, as well as the release of some promising clinical data in several important therapeutic categories.

Otherwise, the last 12 months made for an ever-challenging investment environment, with a pronounced change in the global financial markets beginning this past September. This was exacerbated by a virtual simultaneous collapse in the housing markets of the United States, Spain, and the United Kingdom. We saw a practical halt to lending, and an ensuing collapse in confidence. All of this helped to set the stage to make the fourth calendar quarter of 2008 not only one of the worst in memory, but one of the worst ever. We've long held that a prudent aspect of investment analysis across multiple sectors is to never underestimate the power of bad management. Toward the end of 2008, we learned just how damaging and widespread incompetence could be. Our areas of focus have not been immune. We saw a precipitous decline in capital investment on the part of business and consumers alike, even to the extent where governments, businesses, and individuals nearly stopped spending. We think the path out includes a focus on technology and innovation that help improve energy efficiency and productivity across many industries - from meter reading to highway traffic control to health care record automation.

The last quarter of the fiscal year, or the first three months of 2009, brought about some potential signs of hope and stability. We began to see governments around the globe begin to take yet more serious and significant actions, much of these in a more coordinated fashion. This in turn set the stage for some near-term improvement.

A research-driven process

The foundation of what we do is built on identifying what we feel are the world's leading science and technology companies through a largely bottom-up, that is company by company, fundamentally driven research process with an overarching top-down perspective. That process remains unchanged. Given the more cautious, although obviously not cautious enough, view that we held throughout the year, our cash position remained higher than normal. We held cash in excess of 10 percent of assets throughout much of the fiscal year. We looked to sectors and companies that we believed would be relatively better prepared to weather a difficult economic environment. We also sought out companies that were more attractively valued, whose businesses were more stable, and were largely self sufficient when it comes to the need for capital.

As noted earlier, we significantly increased our exposure to the biotechnology sector. We did so earlier in the year, given a number of clinical developments, and increased our exposure yet again later in the year as the market made some previously overvalued stocks outright cheap, in our view.

We have also purchased convertible securities of several companies where we already held the underlying equity and thoroughly understand the business. During the debt boom earlier in the decade, some companies in science and technology took advantage of cheap money to issue debt convertible into common stock. Liquidity issues in the final calendar quarter of 2008, for some of these debt securities, resulted in sharp price drops.

Our outlook

We continue to believe the economic and financial market environment will remain challenging. Our plan is to stick with our stock selection philosophy, which has two main tenets. First, we aim to identify what we feel are the strongest secular trends within industries. Second, we then apply bottom-up research to specific companies in order to identify what we believe to be the right stocks within which to invest.

We are encouraged by the actions taken, and currently being contemplated, on an individual and coordinated basis by major governments and central banks alike around the globe. While we ultimately believe these, as well as other actions, will set the stage for a return to growth, the more immediate focus remains stability, confidence and improved liquidity. We plan to remain relatively defensive and most selective in our efforts for the foreseeable future.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Science and Technology Fund.

PORTFOLIO HIGHLIGHTS
Ivy Science and Technology Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	75.43%
Information Technology	36.78%
Health Care	13.12%
Consumer Staples	7.50%
Industrials	5.17%
Energy	4.28%
Telecommunication Services	4.27%
Financials	2.05%
Materials	1.89%
Consumer Discretionary	0.37%
Options	0.44%
Bonds	8.65%
Corporate Debt Securities	8.65%
Cash and Cash Equivalents	15.48%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	14/151	10
3 Year	5/135	4
5 Year	3/122	3
10 Year	2/42	5
Past performance is no guarantee of future results.

Rankings are for Class C Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Cree, Inc.	Information Technology	Semiconductors
Noble Energy, Inc.	Energy	Oil & Gas Exploration & Production
ESCO Technologies Inc.	Industrials	Industrial Machinery
Bunge Limited	Consumer Staples	Agricultural Products
Aspen Technology, Inc.	Information Technology	Application Software
Genzyme Corporation	Health Care	Biotechnology
Cerner Corporation	Health Care	Health Care Technology
Research In Motion Limited	Information Technology	Communications Equipment
ACI Worldwide, Inc.	Information Technology	Application Software
Archer Daniels Midland Company	Consumer Staples	Agricultural Products
See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Science and Technology Fund

(UNAUDITED)

Ivy Science and Technology Fund, Class C Shares(1)	$17,789
S&P North American Technology Sector Index	$5,533
Lipper Science & Technology Funds Universe Average	$6,135

DATE	IVY SCIENCE & TECHNOLOGY FUND, CLASS C SHARES	S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

3/31/99	10,000	10,000	10,000
3/31/00	25,974	19,734	22,831
3/31/01	13,640	7,672	9,014
3/31/02	13,762	7,013	8,103
3/31/03	10,630	4,495	5,113
3/31/04	14,535	6,891	7,942
3/31/05	15,722	6,545	7,606
3/31/06	19,789	7,638	9,305
3/31/07	20,841	7,972	9,378
3/31/08	22,378	7,937	8,948
3/31/09	17,789	5,533	6,135

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C(3)	Class E	Class I	Class R	Class Y
1-year period ended 3-31-09	-24.47%	-23.70%	-20.51%	-24.65%	-19.50%	-19.95%	-19.74%
5-year period ended 3-31-09	3.77%	3.71%	4.12%	––	––	––	5.17%
10-year period ended 3-31-09	––	––	5.93%	––	––	––	6.88%
Since inception of Class(4) through 3-31-09	-1.28%	-1.66%	––	-10.23%	-5.95%	-1.15%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares and Class B shares, 4-2-07 for Class E and Class I shares and 12-29-05 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Science and Technology Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$868.70	1.53%	$7.10
Class B	$1,000	$863.90	2.64%	$12.30
Class C	$1,000	$865.30	2.31%	$10.73
Class E	$1,000	$869.30	1.43%	$6.64
Class I	$1,000	$870.90	1.07%	$4.96
Class R	$1,000	$868.20	1.62%	$7.57
Class Y	$1,000	$869.40	1.33%	$6.17
Based on 5% Return(2)
Class A	$1,000	$1,017.32	1.53%	$7.67
Class B	$1,000	$1,011.78	2.64%	$13.28
Class C	$1,000	$1,013.40	2.31%	$11.58
Class E	$1,000	$1,017.81	1.43%	$7.16
Class I	$1,000	$1,019.60	1.07%	$5.35
Class R	$1,000	$1,016.87	1.62%	$8.17
Class Y	$1,000	$1,018.31	1.33%	$6.66
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Science and Technology Fund (in thousands)

MARCH 31, 2009

COMMON STOCKS	Shares	Value

Agricultural Products - 6.39%
Archer Daniels Midland Company (A)	576	$15,990
Bunge Limited	370	20,932
		36,922
Application Software - 8.51%
ACI Worldwide, Inc. (B)	977	18,313
Aspen Technology, Inc. (B)	2,931	20,488
Lawson Software, Inc. (B)	2,445	10,391
		49,192
Biotechnology - 7.01%
Amgen Inc. (B)	321	15,871
Genzyme Corporation (B)	339	20,121
Isis Pharmaceuticals, Inc. (B)	301	4,515
		40,507
Communications Equipment - 5.06%
QUALCOMM Incorporated	270	10,502
Research In Motion Limited (B)	436	18,768
		29,270
Computer Storage & Peripherals - 0.22%
NetApp, Inc. (B)	84	1,251

Data Processing & Outsourced Services - 7.53%
Alliance Data Systems Corporation (B)	409	15,120
Euronet Worldwide, Inc. (B)	726	9,484
Fidelity National Information Services, Inc.	418	7,598
Lender Processing Services, Inc.	370	11,335
		43,537
Diversified Chemicals - 1.89%
E.I. du Pont de Nemours and Company	178	3,977
FMC Corporation	161	6,954
		10,931
Electrical Components & Equipment - 0.69%
POWER-ONE, INC. (B)	1,192	1,049
Ultralife Corporation (B)	381	2,944
		3,993
Electronic Equipment & Instruments - 0.17%
IPG Photonics Corporation (B)	117	986

General Merchandise Stores - 0.37%
Conn's, Inc. (B)	151	2,116

Health Care Distributors - 0.11%
Animal Health International, Inc. (B)	501	627

Health Care Equipment - 0.10%
Insulet Corporation (B)	150	615

Health Care Facilities - 1.43%
HealthSouth Corporation (B)	659	5,854
LifePoint Hospitals, Inc. (B)	116	2,420
		8,274
Health Care Supplies - 0.24%
TranS1 Inc. (B)	226	1,377

Health Care Technology - 3.87%
Cerner Corporation (A)(B)	455	20,002
Eclipsys Corporation (B)	234	2,377
		22,379
Home Entertainment Software - 1.73%
Nintendo Co., Ltd. (C)	34	9,975

Industrial Machinery - 4.48%
ESCO Technologies Inc. (B)	593	22,961
Pentair, Inc.	136	2,947
		25,908
Integrated Telecommunication Services - 3.75%
AT&T Inc.	376	9,470
CenturyTel, Inc.	249	7,008
Embarq Corporation	138	5,223
		21,701
Internet Software & Services - 0.47%
SAVVIS, Inc. (B)	443	2,739

IT Consulting & Other Services - 1.52%
Telvent GIT, S.A.	673	8,767

Life & Health Insurance - 0.40%
Amil Participacoes S.A. (C)	840	2,317

Managed Health Care - 0.36%
WellCare Health Plans, Inc. (B)	186	2,095

Oil & Gas Equipment & Services - 0.11%
ION Geophysical Corporation (B)	395	616

Oil & Gas Exploration & Production - 4.17%
Noble Energy, Inc.	447	24,106

Semiconductor Equipment - 0.05%
EMCORE Corporation (B)	416	312

Semiconductors - 9.34%
Cree, Inc. (A)(B)	1,035	24,344
Microsemi Corporation (B)	179	2,071
ON Semiconductor Corporation (B)	739	2,882
PMC-Sierra, Inc. (B)	1,869	11,924
Samsung Electronics Co., Ltd. (C)	31	12,767
		53,988
Specialized Finance - 1.65%
CME Group Inc.	39	9,511

Systems Software - 2.18%
Microsoft Corporation	686	12,598

Wireless Telecommunication Service - 0.52%
Sprint Nextel Corporation (B)	839	2,994

TOTAL COMMON % - 74.32%		$429,604

(Cost: $514,599)

PREFERRED STOCKS - 1.11%

Agricultural Products
Archer Daniels Midland Company	175	$6,428
(Cost: $5,854)

CORPORATE DEBT SECURITIES	Principal

Application Software - 0.54%
Lawson Software, Inc., Convertible,
2.500%, 4-15-12	$4,000	3,135

Data Processing & Outsourced Services - 1.92%
Euronet Worldwide, Inc., Convertible:
1.625%, 12-15-24	3,000	2,888
3.500%, 10-15-25	11,450	8,215
		11,103
Electrical Components & Equipment - 0.67%
POWER-ONE, INC., Convertible,
8.000%, 6-17-13 (D)	6,500	3,900

Health Care Facilities - 1.30%
LifePoint Hospitals, Inc., Convertible,
3.250%, 8-15-25	10,000	7,500

Semiconductors - 1.61%
Diodes Incorporated, Convertible,
2.250%, 10-1-26	12,170	9,279

Technology - 1.33%
Eastman Kodak Company, Convertible,
3.375%, 10-15-33	10,000	7,700

Wireless Telecommunication Service - 1.28%
Nextel Communications, Inc., Convertible,
5.250%, 1-15-10	7,600	7,410

TOTAL CORPORATE DEBT SECURITIES - 8.65%		$50,027

(Cost: $45,195)

PUT OPTIONS	Number of Contracts

Apple Inc.,
Jul $90.00, Expires 7-20-09	4	2,130
Cerner Corporation:
May $35.00, Expires 5-18-09	1	82
Jun $31.50, Expires 6-22-09	3	300

TOTAL PUT OPTIONS - 0.44%		$2,512

(Cost: $4,664)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 14.30%
Abbott Laboratories,
0.320%, 4-14-09	$10,000	9,999
Baxter International Inc.:
0.330%, 4-2-09	3,000	3,000
0.330%, 4-9-09	9,544	9,543
Clorox Co.,
0.750%, 4-27-09	5,000	4,997
Deere & Company,
0.450%, 4-6-09	6,000	6,000
Emerson Electric Co.,
0.200%, 4-21-09	10,000	9,999
L'Oreal USA, Inc.,
0.350%, 4-27-09	7,000	6,998
McCormick & Co. Inc.,
0.400%, 4-1-09	7,000	7,000
Merck & Co., Inc.,
0.300%, 5-18-09	9,000	8,996
Nokia Corp.,
0.270%, 5-6-09	4,500	4,499
PACCAR Financial Corp.,
0.270%, 4-16-09	3,000	3,000
Roche Holdings, Inc.,
0.220%, 4-1-09	690	690
Wisconsin Electric Power Co.,
0.150%, 4-1-09	7,955	7,955
		82,676
Commercial Paper (backed by irrevocable bank letter of credit) - 0.03%
River Fuel Company #2, Inc. (Bank of New York (The)),
0.550%, 4-30-09	201	201

Master Note - 1.07%
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (E)	6,157	6,157

TOTAL SHORT-TERM SECURITIES - 15.40%		$89,034

(Cost: $89,034)

TOTAL INVESTMENT SECURITIES - 99.92%		$577,605

(Cost: $659,346)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%		475

NET ASSETS - 100.00%		$578,080

Notes to Schedule of Investments

(A)Securities serve as cover for the following written options outstanding at March 31, 2009:

Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value
Apple Inc.:	4	July/110.0	$2,029	$3,523
Cerner Corporation:	1	May/42.5	256	427
	3	June/41.5	994	1,796
			$3,279	$5,746
(B)No dividends were paid during the preceding 12 months.

(C)Listed on an exchange outside the United States.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2009, the total value of these securities amounted to $3,900 or 0.67% of net assets.

(E)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$664,663

Gross unrealized appreciation	$29,336
Gross unrealized depreciation	(116,394)
Net unrealized depreciation	$(87,058)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy High Income Fund

(UNAUDITED)

Below, Bryan C. Krug, portfolio manager of the Ivy High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2009. He has managed the Fund for three years and has 10 years of industry experience.

Bryan C. Krug

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
			HIGH	CREDIT QUALITY
MEDIUM
X			LOW
SHORT	INT	LONG
MATURITY

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data.

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy High Income Fund (Class C shares)	-10.99%
Benchmark(s) and/or Lipper Category
Citigroup High Yield Market Index	-19.88%
(generally reflects the performance of securities representing the high yield sector of the stock market)
Lipper High Current Yield Funds Universe Average	-21.23%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Low exposure to autos, media helped results

The Fund lost less money than both its benchmark index and peer group due to underweight positions in the automotive and media sectors, coupled with strong credit selection in discount retail and the services subsector of the index. The Fund did not have material exposure to a few of the large automotive original equipment manufacturers (OEM) such as General Motors nor their suppliers. These companies make up a large part of the index due to the massive amount of debt they have.

Meanwhile, the market experienced unprecedented decline over the past year. Previously, the largest historical annual decline occurred in 1990 with the bankruptcy of the investment banking firm Drexel Burnham Lambert. Many would think the demise of Drexel would have impacted the market more than the demise of Lehman Brothers because of the large market share Drexel had in the high-yield market. However, the decline over the past year clearly was more severe. The demise of Lehman Brothers triggered leverage system-wide to be unwound in the fourth quarter of 2008, combined with a significantly deteriorating economy. As such, between September and December, the market experienced forced selling with no place to hide. So far in 2009, however, the market has experienced bifurcation. Lower quality and/or more levered companies have underperformed credits that have stronger business models and less levered balance sheets. Currently, only the strongest credits can access the capital markets.

A three-fold strategy to manage risk

Our portfolio strategy remains unchanged as we try to segment our risks into three major categories: core positions, spread tightening opportunities and event-driven ideas. We are committed to avoiding secularly challenged business models. In addition, we have found value and increased our exposure in both senior-secured leverage loans and convertible bonds with attractive yields to put dates. We are not buying convertible bonds speculating the equity market will recover; rather, we are buying convertible bonds for income potential, given what we see as relatively higher credit quality.

Our outlook

Our economic outlook remains cautious. We believe excess credit creation allowed the economy to grow above trend for a number of years, and with the securitization market shut down and banks lending less capital we feel we will have below-trend growth for a number of years. Indeed, we expect 2009 to be a tough year economically, and we further believe in late 2009/early 2010 we will see peak defaults; tight credit conditions, combined with a weak economy, could result in record defaults, in our opinion. When the economy does recover, we expect it will be gradual, and, using history as a guide, when we see the economy start to turn positive we likely will see significant spread tightening. We feel spreads do provide investors with valuation support since they are still wider than peak spreads in past cycles, and we are of the opinion that investing in the credit markets when credit is tight presents attractive risk/reward characteristics. Given this, we are finding attractive opportunities in what we feel are higher quality companies that need to be issuing debt, and we are also finding attractive risk/rewards for the senior-secured bank debt of more cyclically out-of-favor companies.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy High Income Fund.

PORTFOLIO HIGHLIGHTS
Ivy High Income Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)

Asset Allocation

Bonds	84.91%
Corporate Debt Securities	71.86%
Senior Loans	13.05%
Cash and Cash Equivalents and Equities	15.09%

Bond Portfolio Characteristics

Average maturity	5.0 years
Effective duration	3.0 years
Weighted average bond rating	BB––

Lipper Rankings

Category: Lipper High Current Yield Funds	Rank	Percentile
1 Year	24/461	6
3 Year	18/390	5
5 Year	63/335	19
10 Year	34/207	17
Past performance is no guarantee of future results.

Rankings are for Class C Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	8.16%
AA	0.29%
A	0.42%
BBB	7.45%
Non-Investment Grade	76.75%
BB	16.93%
B	37.92%
Below B	21.90%
Cash and Cash Equivalents and Equities	15.09%
Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other ratings are available.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy High Income Fund

(UNAUDITED)

Ivy High Income Fund, Class C Shares(1)	$13,234
Citigroup High Yield Market Index	$12,842
Lipper High Current Yield Funds Universe Average	$11,685

DATE	IVY HIGH INCOME FUND, CLASS C SHARES	CITIGROUP HIGH YIELD MARKET INDEX	LIPPER HIGH CURRENT YIELD FUNDS UNIVERSE AVERAGE

3/31/99	10,000	10,000	10,000
3/31/00	10,017	9,761	10,148
3/31/01	10,035	10,026	9,987
3/31/02	10,795	10,166	9,946
3/31/03	11,027	10,666	10,289
3/31/04	12,825	13,055	12,383
3/31/05	13,324	13,995	13,188
3/31/06	13,991	14,909	14,118
3/31/07	15,461	16,623	15,558
3/31/08	14,867	16,029	14,834
3/31/09	13,234	12,842	11,685

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C(3)	Class E	Class I	Class Y
1-year period ended 3-31-09	-15.45%	-14.65%	-10.99%	-15.66%	-9.89%	-10.23%
5-year period ended 3-31-09	0.23%	0.25%	0.63%	––	––	1.60%
10-year period ended 3-31-09	––	––	2.84%	––	––	3.75%
Since inception of Class(4) through 3-31-09	3.38%	3.09%	––	-9.89%	-5.99%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-18-00 for Class B shares and 4-2-07 for Class E and Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy High Income Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$917.10	1.32%	$6.33
Class B	$1,000	$910.90	2.44%	$11.66
Class C	$1,000	$913.90	2.02%	$9.67
Class E	$1,000	$916.30	1.35%	$6.52
Class I	$1,000	$918.70	0.92%	$4.41
Class Y	$1,000	$917.30	1.14%	$5.46
Based on 5% Return(2)
Class A	$1,000	$1,018.36	1.32%	$6.66
Class B	$1,000	$1,012.77	2.44%	$12.28
Class C	$1,000	$1,014.88	2.02%	$10.18
Class E	$1,000	$1,018.18	1.35%	$6.86
Class I	$1,000	$1,020.36	0.92%	$4.65
Class Y	$1,000	$1,019.25	1.14%	$5.75
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy High Income Fund (in thousands)

MARCH 31, 2009

COMMON STOCKS	Shares		Value

Casinos & Gaming - 0.01%
Pinnacle Entertainment, Inc. (A)	7		$49

Commodity Chemicals - 0.00%
Innophos Holdings, Inc.	2		19

Data Processing & Outsourced Services - 0.03%
Global Cash Access, Inc. (A)	28		107

Oil & Gas Storage & Transportation - 0.10%
Inergy, L.P.	15		329

TOTAL COMMON STOCKS - 0.14%			$504

(Cost: $757)

PREFERRED STOCKS - 0.02%

Finance
Preferred Blocker Inc. (B)	––	*	$60
(Cost: $-)

CORPORATE DEBT SECURITIES	Principal

Apparel, Accessories & Luxury Goods - 0.27%
Oxford Industries, Inc.,
8.875%, 6-1-11	$ 225	164
Perry Ellis International, Inc.,
8.875%, 9-15-13	1,335	781
		945
Automobile Manufacturers - 0.03%
UCI Holdco, Inc.,
9.320%, 12-15-13 (C)(D)	1,287	93

Automotive Retail - 1.26%
AutoNation, Inc.:
3.094%, 4-15-13 (C)	1,000	840
7.000%, 4-15-14	2,500	2,213
Group 1 Automotive, Inc.,
8.250%, 8-15-13	1,625	1,251
		4,304
Broadband - 0.49%
Qwest Capital Funding, Inc.,
7.250%, 2-15-11	1,750	1,671

Building Products - 1.36%
CPG International I Inc.,
10.500%, 7-1-13	500	235
Gibraltar Industries, Inc.,
8.000%, 12-1-15	1,047	565
Norcraft Companies, L.P. and Norcraft Finance Corp.,
9.750%, 9-1-12	200	158
Nortek, Inc.,
10.000%, 12-1-13	618	258
PIH Acquisition Co.,
10.750%, 10-1-13	675	88
Ply Gem Industries, Inc.,
11.750%, 6-15-13	7,500	3,338
		4,642
Cable & Satellite - 0.66%
DirecTV Holdings LLC and DirecTV Financing Co.,
7.625%, 5-15-16	1,500	1,470
EchoStar DBS Corporation,
7.750%, 5-31-15	850	782
		2,252
Capital Goods - 0.49%
RBS Global, Inc. and Rexnord LLC,
8.875%, 9-1-16	2,250	1,688

Casinos & Gaming - 3.21%
Inn of the Mountain Gods Resort and Casino,
12.000%, 11-15-10	1,500	158
MGM MIRAGE:
6.750%, 9-1-12	1,500	525
7.625%, 1-15-17	2,500	887
Pinnacle Entertainment, Inc.:
8.250%, 3-15-12	3,195	2,796
8.750%, 10-1-13	1,000	880
7.500%, 6-15-15	6,250	3,875
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp.,
6.625%, 12-1-14	2,500	1,887
		11,008
Chemicals - 2.76%
Compass Minerals International, Inc.,
12.000%, 6-1-13	499	516
Nalco Company:
7.750%, 11-15-11	2,500	2,463
8.875%, 11-15-13	6,750	6,480
		9,459
Construction Business - 0.51%
K. Hovnanian Enterprises, Inc.,
11.500%, 5-1-13	2,500	1,740

Consumer Cyclical - 1.96%
ELF Special Financing Ltd., Convertible:
1.670%, 6-15-09 (C)(E)	6,000	5,745
2.670%, 6-15-09 (C)(E)	1,000	957
		6,702
Consumer Finance - 1.97%
ASG Consolidated LLC and ASG Finance, Inc.,
11.500%, 11-1-11	3,350	2,797
Ford Motor Credit Company:
9.750%, 9-15-10	2,000	1,646
8.000%, 12-15-16	1,500	986
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.750%, 3-15-12	1,622	1,330
		6,759
Consumer Products - 1.93%
Visant Holding Corp.:
8.750%, 12-1-13	6,675	6,074
10.250%, 12-1-13	575	535
		6,609
Containers - 3.01%
Graham Packaging Company, L.P. and GPC Capital Corp. I:
8.500%, 10-15-12	2,500	1,919
9.875%, 10-15-14	2,500	1,613
Sealed Air Corporation,
6.875%, 7-15-33 (E)	2,750	1,865
Sealed Air Corporation, Convertible,
3.000%, 6-30-33 (B)	3,500	3,259
Solo Cup Company,
8.500%, 2-15-14	2,250	1,642
		10,298
Data Processing & Outsourced Services - 0.50%
Euronet Worldwide, Inc., Convertible,
3.500%, 10-15-25	1,000	717
Lender Processing Services, Inc.,
8.125%, 7-1-16	1,000	993
		1,710
Diversified Banks - 0.31%
FCE Bank plc,
7.875%, 2-15-11 (F)	GBP1,000	1,062

Diversified Support Services - 0.88%
Iron Mountain Incorporated,
8.625%, 4-1-13	$3,000	3,000

Electric - 0.31%
Aquila, Inc.,
11.875%, 7-1-12 (C)	1,000	1,050

Electronic Manufacturing Services - 1.36%
Tyco Electronics Ltd.,
6.550%, 10-1-17	6,150	4,655

Energy - 0.18%
TXU Corp.,
6.550%, 11-15-34	2,250	610

Environmental & Facilities Services - 1.00%
Allied Waste Industries, Inc., Convertible,
4.250%, 4-15-34	2,250	2,025
Allied Waste North America, Inc.,
7.125%, 5-15-16	1,500	1,399
		3,424
Fertilizers & Agricultural Chemicals - 0.97%
Mosaic Company (The),
7.625%, 12-1-16 (E)	3,400	3,332

Finance - 1.74%
GMAC LLC,
6.875%, 9-15-11 (B)	1,424	1,012
Harley-Davidson Funding Corp.,
6.800%, 6-15-18 (E)	7,625	4,948
		5,960
Gas Pipe Lines - 0.10%
El Paso Corporation,
8.250%, 2-15-16	350	327

General Merchandise Stores - 2.95%
Dollar General Corporation:
10.625%, 7-15-15	2,000	1,995
11.875%, 7-15-17	8,250	8,106
		10,101
Health Care Equipment - 1.34%
Biomet, Inc.,
11.625%, 10-15-17	3,500	3,089
Wright Medical Group, Inc., Convertible,
2.625%, 12-1-14	2,250	1,510
		4,599
Health Care Facilities - 4.19%
HCA - The Healthcare Company,
8.750%, 9-1-10	2,250	2,239
HCA Inc.:
6.750%, 7-15-13	2,750	2,056
9.625%, 11-15-16	4,000	3,190
9.875%, 2-15-17 (E)	500	472
HealthSouth Corporation,
8.323%, 6-15-14 (C)	7,445	6,403
		14,360
Health Care Facilities / Supplies - 2.21%
ReAble Therapeutics Finance LLC and ReAble Therapeutics Finance Corporation:
10.875%, 11-15-14	3,150	2,339
11.750%, 11-15-14	3,250	1,999
Rural/Metro Corporation,
0.000%, 3-15-16 (G)	320	121
US Oncology, Inc.:
9.000%, 8-15-12	2,000	1,940
10.750%, 8-15-14	1,275	1,173
		7,572
Hotels, Resorts & Cruise Lines - 1.11%
Gaylord Entertainment Company:
8.000%, 11-15-13	2,750	1,815
6.750%, 11-15-14	3,250	1,999
		3,814
Household Products - 0.11%
Sealy Mattress Company,
8.250%, 6-15-14	500	184
Simmons Bedding Company,
7.875%, 1-15-14 (H)	1,000	155
Simmons Company,
0.000%, 12-15-14 (G)	2,955	29
		368
Independent Power Producers & Energy Traders - 0.14%
Sonat Inc.,
7.625%, 7-15-11	500	483

Industrial - Other - 0.29%
General Electric Company,
5.000%, 2-1-13	1,000	1,000

IT Consulting & Other Services - 1.42%
SunGard Data Systems Inc.:
10.625%, 5-15-15 (E)	500	437
10.250%, 8-15-15	6,300	4,410
		4,847
Leisure - 0.89%
Speedway Motorsports, Inc.,
6.750%, 6-1-13	3,650	3,057

Lodging - 2.03%
Starwood Hotels & Resorts Worldwide, Inc.:
7.875%, 5-1-12	3,325	2,843
6.750%, 5-15-18	6,250	4,125
		6,968
Machinery - 0.35%
Terex Corporation,
8.000%, 11-15-17	1,500	1,215

Movies & Entertainment - 0.29%
AMC Entertainment, Inc.,
8.625%, 8-15-12	1,000	983

Office Electronics - 1.35%
Xerox Corporation:
7.125%, 6-15-10	850	867
6.875%, 8-15-11	922	880
6.400%, 3-15-16	1,000	763
7.200%, 4-1-16	2,000	1,540
6.750%, 2-1-17	750	573
		4,623
Office Services & Supplies - 1.61%
Interface, Inc.:
10.375%, 2-1-10	4,082	3,919
9.500%, 2-1-14	2,270	1,611
		5,530
Oil & Gas Exploration & Production - 0.36%
Denbury Resources Inc.,
9.750%, 3-1-16	300	290
Petrohawk Energy Corporation,
9.125%, 7-15-13	1,000	960
		1,250
Oil & Gas Storage & Transportation - 0.56%
Inergy, L.P.,
8.750%, 3-1-15 (E)	2,000	1,930

Other Diversified Financial Services - 0.24%
JPMorgan Chase & Co.,
7.900%, 4-29- 49 (C)	1,250	803

Packaged Foods & Meats - 2.64%
Central Garden & Pet Company,
9.125%, 2-1-13	11,440	9,038

Paper Products - 2.61%
Buckeye Technologies Inc.:
8.000%, 10-15-10	5,750	5,491
8.500%, 10-1-13	3,940	3,448
		8,939
Publishing - 0.42%
Nielsen Finance LLC and Nielsen Finance Co.,
0.000%, 8-1-16 (G)	3,500	1,452

Railroads - 1.24%
Kansas City Southern de Mexico, S.A. de C.V.,
12.500%, 4-1-16 (E)	4,500	4,264

Restaurants - 0.85%
NPC International, Inc.,
9.500%, 5-1-14	3,750	2,925

Retail Stores - 3.14%
Dollarama Group Holdings L.P. and Dollarama Group Holdings Corporation,
8.072%, 8-15-12 (C)	3,000	1,350
Jostens IH Corp.,
7.625%, 10-1-12	500	474
Limited Brands, Inc.,
6.900%, 7-15-17	2,000	1,374
Michaels Stores, Inc.,
11.375%, 11-1-16	1,350	500
Neiman Marcus Group, Inc. (The):
9.000%, 10-15-15	2,000	642
10.375%, 10-15-15	1,000	320
Sally Holdings LLC and Sally Capital Inc.,
10.500%, 11-15-16	5,989	5,240
Sonic Automotive, Inc.,
8.625%, 8-15-13	750	221
Toys "R" Us, Inc.,
7.875%, 4-15-13	1,850	650
		10,771
Secondary Oil & Gas Producers - 0.39%
EXCO Resources, Inc.,
7.250%, 1-15-11	1,250	969
Forest Oil Corporation,
8.500%, 2-15-14 (E)	400	371
		1,340
Semiconductors - 0.21%
Freescale Semiconductor, Inc.:
5.195%, 12-15-14 (C)	1,000	150
8.875%, 12-15-14	1,000	210
10.125%, 12-15-16	2,000	360
		720
Service - Other - 7.61%
Allied Waste Industries, Inc.,
6.500%, 11-15-10	750	746
Education Management LLC and Education Management Finance Corp.:
8.750%, 6-1-14	8,500	8,033
10.250%, 6-1-16	7,350	6,872
Expedia, Inc.,
8.500%, 7-1-16 (E)	2,435	2,070
KAR Holdings, Inc.,
8.750%, 5-1-14	3,625	1,921
Laureate Education, Inc.:
10.000%, 8-15-15 (E)	3,000	2,025
11.000%, 8-15-15 (D)(E)	1,085	630
11.750%, 8-15-17 (E)	500	300
Reddy Ice Holdings, Inc.,
10.500%, 11-1-12	1,435	689
West Corporation:
9.500%, 10-15-14	175	122
11.000%, 10-15-16	4,020	2,673
		26,081
Technology - 1.62%
BMC Software, Inc.,
7.250%, 6-1-18	50	46
L-3 Communications Corporation:
6.125%, 7-15-13	1,325	1,272
6.125%, 1-15-14	2,070	1,956
Xerox Capital Trust I,
8.000%, 2-1-27	3,250	2,291
		5,565
Textiles / Apparel / Shoes - 0.02%
Mohawk Industries, Inc.,
6.625%, 1-15-16	75	55

Utilities - 1.64%
AES Corporation (The),
9.750%, 4-15-16 (B)	6,000	5,640

Wireless Telecommunication Service - 0.77%
Cricket Communications, Inc.,
9.375%, 11-1-14	1,750	1,667
MetroPCS Communications, Inc.,
9.250%, 11-1-14 (E)	500	483
Nextel Communications, Inc., Convertible,
5.250%, 1-15-10	500	487
		2,637

TOTAL CORPORATE DEBT SECURITIES - 71.86%		$246,230

(Cost: $273,992)

SENIOR LOANS

Automotive Manufacturers - 0.18%
General Motors Corporation,
8.000%, 11-29-13 (C)	1,463	602

Broadcast / Outdoor - 0.19%
High Plains Broadcasting Operating Company, LLC,
7.250%, 9-14-16 (C)	1,673	669

Cable & Satellite - 0.74%
Newport Television LLC,
8.000%, 9-14-16 (C)	6,324	2,529

Casinos & Gaming - 0.61%
Las Vegas Sands, LLC:
2.270%, 5-23-14 (C)	3,303	1,749
2.270%, 5-23-14 (C)	667	353
		2,102
Consumer Finance - 0.38%
Venetian Macau Limited:
2.770%, 5-25-13 (C)	1,634	1,055
2.770%, 5-25-13 (C)	366	236
		1,291
Consumer Products - 0.43%
Wm. Wrigley Jr. Company,
6.500%, 7-17-14 (C)	1,481	1,466

Containers - 0.38%
Huntsman International LLC,
2.268%, 4-19-14 (C)	1,980	1,291

General Merchandise Stores - 1.00%
Dollar General Corporation:
3.268%, 7-6-14 (C)	3,000	2,572
3.268%, 7-6-14 (C)	1,000	857
		3,429
Health Care Facilities - 0.74%
CHS/Community Health Systems, Inc.:
2.768%, 7-25-14 (C)	167	144
2.768%, 7-25-14 (C)	97	84
3.506%, 7-25-14 (C)	1,735	1,496
HCA Inc.,
3.470%, 11-16-13 (C)	973	824
		2,548
Household Products - 0.73%
THL Bedding Holding Company,
10.508%, 12-19-11 (C)	3,187	2,491

Industrial Machinery - 0.61%
Graham Packaging Company, L.P.:
2.750%, 10-7-11 (C)	261	222
2.813%, 10-7-11 (C)	360	307
2.813%, 10-7-11 (C)	133	114
6.313%, 10-7-11 (C)	1,713	1,460
		2,103
Retail / Food & Drug - 0.25%
Roundy's Supermarkets Inc.:
3.270%, 10-27-11 (C)	442	388
3.290%, 10-27-11 (C)	555	487
		875
Retail Stores - 0.58%
Neiman Marcus Group, Inc. (The):
2.518%, 4-6-13 (C)	1,346	771
3.277%, 4-6-13 (C)	2,154	1,234
		2,005
Service - Other - 2.22%
Education Management LLC,
3.000%, 6-1-13 (C)	2,491	2,125
iPayment Inc.,
3.232%, 5-10-13 (C)	3,000	1,530
Kar Holdings Inc.,
3.470%, 4-20-13 (C)	4,500	3,184
VNU, Inc.,
2.533%, 8-9-13 (C)	985	765
		7,604
Technology - 0.07%
Palm Inc.,
4.020%, 4-24-14 (C)	500	240

Telecommunications - 1.42%
Charter Communications Operating LLC,
5.360%, 3-6-14 (C)	6,000	4,858

Utilities - 2.52%
Calpine Corporation,
4.095%, 3-29-14 (C)	2,975	2,263
Energy Future Competitive Holdings Company and Texas Competitive Electric Holdings Company, LLC:
4.018%, 10-10-14 (C)	14	9
4.018%, 10-10-14 (C)	9	6
4.033%, 10-10-14 (C)	2,196	1,444
4.033%, 10-10-14 (C)	1,960	1,282
Texas Competitive Electric,
4.018%, 10-10-14 (C)	8	5
Texas Competitive Electric Holding Company, LLC:
4.018%, 10-10-14 (C)	42	28
4.018%, 10-10-14 (C)	23	15
4.033%, 10-10-14 (C)	5,444	3,572
		8,624

TOTAL SENIOR LOANS - 13.05%		$44,727

(Cost: $48,551)

SHORT-TERM SECURITIES

Commercial Paper
Clorox Co.:
0.850%, 4-23-09	5,425	5,422
0.750%, 4-27-09	7,000	6,996
CVS Caremark Corporation,
0.550%, 4-1-09	5,000	5,000
Diageo Capital plc (Diageo plc),
1.000%, 4-29-09	10,000	9,992
General Mills, Inc.,
0.680%, 4-14-09	5,000	4,999
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.):
1.500%, 4-7-09	5,000	4,999
1.650%, 4-28-09	4,000	3,995
Kraft Foods Inc.,
0.700%, 4-28-09	2,000	1,999
Wisconsin Electric Power Co.,
0.150%, 4-1-09	6,516	6,516

TOTAL SHORT-TERM SECURITIES - 14.57%		$49,918

(Cost: $49,918)

TOTAL INVESTMENT SECURITIES - 99.64%		$341,439

(Cost: $373,218)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.36%		1,223

NET ASSETS - 100.00%		$342,662

Notes to Schedule of Investments

The following forward currency contracts were outstanding at March 31, 2009:
Type	Currency	Principal Amount Covered by Contract	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	British Pound	39	8-17-09	$15	$ ––
Sell	British Pound	39	2-16-10	15	––
Sell	British Pound	40	8-16-10	14	––
Sell	British Pound	1,040	2-15-11	369	––
*Not shown due to rounding.				$413	$ ––

(A)No dividends were paid during the preceding 12 months.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At March 31, 2009, the total value of these securities amounted to $9,971 or 2.91% of net assets.

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(D)Payment in kind bonds.

(E)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2009, the total value of these securities amounted to $29,829 or 8.71% of net assets.

(F)Principal amounts are denominated in the indicated foreign currency, where applicable (GBP - British Pound).

(G)Securities do not bear interest for an initial period of time and subsequently become interest bearing.

(H)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$374,027

Gross unrealized appreciation	6,963
Gross unrealized depreciation	(39,551)
Net unrealized depreciation	$(32,588)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Limited-Term Bond Fund

(UNAUDITED)

Below, Mark Otterstrom, CFA, portfolio manager of the Ivy Limited-Term Bond Fund, discusses the Fund's positioning, performance and results for the fiscal year ended March 31, 2009. He has 22 years of industry experience and has managed the Fund since August 2008.

Mark Otterstrom

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
X			HIGH	CREDIT QUALITY
MEDIUM
LOW
SHORT	INT	LONG
MATURITY

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Limited-Term Bond Fund (Class C shares)	5.11%
Benchmark(s) and/or Lipper Category
Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index	2.78%
(generally reflects the performance of securities representing the short and intermediate-term bond market)
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	-2.37%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A higher credit quality focus paid off

This past year we underweighted lower quality corporate credits and significantly underweighted non-agency mortgage securities. The Fund's duration was short its benchmark for the first half of the fiscal year. We lengthened our duration later in the fiscal year by using Treasury and GSE-backed debt, which allowed us to fully participate in the rally in these sectors at the end of 2008.

Lower rated corporate bonds were one of the worst-performing sectors throughout most of last year. Due to the downfall of the financial markets over the last few months of the fiscal year, bonds issued by financial institutions also performed very poorly over the last six months. However, the few financials we owned were issued by some of the best-performing companies. In addition, we avoided the major losses in the corporate and mortgage sectors suffered by many of the funds in the Lipper peer group. Due to the significant decline of the housing market over the last 12 months, non-agency mortgage loan pools and non-agency collateralized mortgage obligations (CMOs) were the worst-performing sectors in the taxable bond market. We made a conscious effort more than a year ago to avoid these sectors, so the Fund had no exposure to these types of securities. Meanwhile the Fund's overweighting of GSE-backed mortgages has led to more stable returns over the last 12 months.

Treasury securities were the star performers most of the year. When the Federal Reserve began its 325 basis points of tightening last September, the current credit crisis was in its infancy. The Fed cut rates frequently throughout the year in an effort to help provide liquidity for the financial system and to try to prevent a deep recessionary period from taking hold. The yield curve has changed dramatically this past year; Treasury yields are lower across all maturities and the curve has steepened dramatically.

Corporate bond issuance was heavily weighted in the first half of 2008 as companies wanted to take advantage of the low interest rate environment. In addition, companies wanted to issue debt in advance of the election cycle and the uncertainty surrounding the policies of a new administration. The Fund avoided the temptation to buy corporate bonds at what turned out to be unsustainably low credit spreads.

Income potential was attractive

Credit spreads on agency debt have been fairly wide most of the year. Agency spreads first widened due to the uncertainty over the viability and survivability of Fannie Mae and Freddie Mac. Once the Treasury put them into conservatorship this past summer, agency spreads tightened somewhat but were still wide relative to historical spreads. New FDIC-backed debt, issued by financial institutions such as Goldman Sachs Group, Inc., Citigroup, Inc., JP Morgan Chase & Co., Bank of America Corporation and Wells Fargo & Company, was a major new source of supply in the fourth quarter of 2008; this debt was one of the best-performing sectors for the year.

Because credit spreads began to look unsustainably tight to us over a year ago, we actively avoided lower rated higher, yielding corporate bonds. As it became more apparent that the housing crisis could become a much more important and damaging event to our economy, we began to sell non-GSE mortgages. As a result of these actions, the Fund was hugely underweight non-agency mortgage securities, which turned out to be a very good strategy. We were also short duration verses our peer group for most of the year and underweight lower quality corporate bonds, which also has turned out to be a very good place to be. We lengthened duration in time to fully participate in the fourth quarter, calendar year 2008 rally in Treasury and GSE-backed debt.

The credit market has been challenging, especially for those financials with exposure to sub-prime mortgage-backed securities. We have consciously been underweight financials and instead have concentrated on buying highly rated, well-managed corporate names. The financials we did own have performed very well, given the state of the U.S. financial crisis. We also have added a few positions in agency pass-through bonds and agency CMOs.

Our outlook

With our capital markets in disarray, we believe it is more important than ever to have a balanced portfolio. Since credit spreads widened dramatically, we have increased our exposure to high-grade corporate debt. We are slightly underweight Treasuries and GSE debt. Elsewhere, we have seen some normalcy return to the short-term credit markets as central banks worldwide make coordinated efforts to improve bank solvency. The VIX index, a measure of equity market volatility, has continued to fall over the last three months, and financial asset price volatility we feel should continue to fall throughout 2009. As credit markets begin to stabilize, we expect to selectively add to our exposure in an effort to spread product and begin to lower our exposure to higher grade debt.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and, the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Limited-Term Bond Fund.

PORTFOLIO HIGHLIGHTS
Ivy Limited-Term Bond Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)

Asset Allocation

Bonds	98.10%
Corporate Debt Securities	55.42%
United States Government and Government Agency Obligations	42.57%
Municipal Bonds - Taxable	0.11%
Cash and Cash Equivalents	1.90%

Bond Portfolio Characteristics

Average maturity	3.5 years
Effective duration	3.1 years
Weighted average bond rating	AA+

Lipper Rankings

Category: Lipper Short-Intermediate Investment Grade Debt Funds	Rank	Percentile
1 Year	5/151	4
3 Year	15/139	11
5 Year	29/130	23
10 Year	50/71	70
Past performance is no guarantee of future results.
aa
 Rankings are for Class C Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	98.10%
AAA	58.41%
AA	6.62%
A	21.12%
BBB	11.95%
Cash and Cash Equivalents	1.90%
Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other ratings are available.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Limited-Term Bond Fund

(UNAUDITED)

Ivy Limited-Term Bond Fund, Class C Shares(1)	$14,275
Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index	$16,581
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	$14,484

DATE	IVY LIMITED-TERM BOND FUND, CLASS C SHARES	CITIGROUP 1-5 YEARS TREASURY/GOVT. SPONSORED/CREDIT INDEX	LIPPER SHORT INTERMEDIATE INVESTMENT GRADE DEBT FUNDS UNIVERSE AVERAGE

3/31/99	10,000	10,000	10,000
3/31/00	10,073	10,299	10,194
3/31/01	11,028	11,441	11,269
3/31/02	11,520	12,088	11,744
3/31/03	12,121	13,229	12,753
3/31/04	12,391	13,766	13,277
3/31/05	12,211	13,696	13,261
3/31/06	12,300	14,016	13,508
3/31/07	12,790	14,815	14,230
3/31/08	13,581	16,132	14,835
3/31/09	14,275	16,581	14,484

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

 (1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C(3)	Class E(4)	Class I	Class Y
1-year period ended 3-31-09	3.24%	1.04%	5.11%	3.49%	6.26%	5.95%
5-year period ended 3-31-09	3.22%	2.65%	2.87%	––	––	3.86%
10-year period ended 3-31-09	––	––	3.62%	––	––	4.60%
Since inception of Class(5) through 3-31-09	4.38%	3.83%	––	5.39%	7.29%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)Class E shares are not currently available for investment.

(5)8-17-00 for Class A shares, 7-3-00 for Class B shares and 4-2-07 for Class E and Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Limited-Term Bond Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,056.60	0.86%	$4.42
Class B	$1,000	$1,052.40	1.68%	$8.62
Class C	$1,000	$1,053.00	1.55%	$7.90
Class E**	$1,000	$1,057.60	0.69%	$3.60
Class I	$1,000	$1,058.10	0.59%	$2.98
Class Y	$1,000	$1,056.80	0.84%	$4.32
Based on 5% Return(2)
Class A	$1,000	$1,020.63	0.86%	$4.34
Class B	$1,000	$1,016.57	1.68%	$8.47
Class C	$1,000	$1,017.21	1.55%	$7.77
Class E**	$1,000	$1,021.47	0.69%	$3.54
Class I	$1,000	$1,022.00	0.59%	$2.93
Class Y	$1,000	$1,020.75	0.84%	$4.24
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

**Class closed to investment.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

 (2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Limited-Term Bond Fund (in thousands)

MARCH 31, 2009

CORPORATE DEBT SECURITIES	Principal	Value

Banking - 5.29%
Bank of America Corporation (Federal Deposit Insurance Corporation),
3.125%, 6-15-12 (A)	$6,000	$6,208
Citigroup Inc. (Federal Deposit Insurance Corporation),
2.875%, 12-9-11 (A)	6,000	6,172
JPMorgan Chase & Co.:
4.600%, 1-17-11	1,225	1,223
5.375%, 10-1-12	2,000	2,004
Regions Bank (Federal Deposit Insurance Corporation),
3.250%, 12-9-11 (A)	6,000	6,245
SunTrust Bank (Federal Deposit Insurance Corporation),
3.000%, 11-16-11 (A)	5,000	5,146
		26,998
Beverage / Bottling - 1.43%
Bottling Group, LLC,
6.950%, 3-15-14	2,000	2,275
Diageo Capital plc,
4.375%, 5-3-10	5,000	5,054
		7,329
Biotechnology - 0.50%
Amgen Inc.,
4.000%, 11-18-09	2,500	2,532

Cable / Media - 1.40%
Cox Communications, Inc.,
4.625%, 1-15-10	1,000	991
Walt Disney Company (The):
4.700%, 12-1-12	1,000	1,032
4.500%, 12-15-13	5,000	5,112
		7,135
Communications Equipment - 1.04%
Cisco Systems, Inc.,
5.250%, 2-22-11	5,000	5,287

Computer Hardware - 1.52%
Electronic Data Systems Corporation,
7.125%, 10-15-09	2,500	2,575
Hewlett-Packard Company:
6.500%, 7-1-12	1,500	1,621
4.750%, 6-2-14	3,500	3,540
		7,736
Conglomerate / Diversified Mfg - 1.60%
Honeywell International Inc.,
3.875%, 2-15-14	3,100	3,128
Illinois Tool Works Inc.,
5.150%, 4-1-14 (B)	5,000	5,028
		8,156
Construction & Farm Machinery & Heavy Trucks - 0.91%
Caterpillar Inc.:
7.250%, 9-15-09	2,500	2,549
7.000%, 12-15-13	2,000	2,129
		4,678
Consumer Finance - 1.21%
American Express Bank, FSB (Federal Deposit Insurance Corporation),
3.150%, 12-9-11 (A)	6,000	6,201

Diversified Banks - 1.30%
Wells Fargo & Company (Federal Deposit Insurance Corporation),
3.000%, 12-9-11 (A)	5,000	5,170
Wells Fargo Financial, Inc.,
5.500%, 8-1-12	1,487	1,441
		6,611
Diversified Chemicals - 1.06%
E.I. du Pont de Nemours and Company:
5.000%, 1-15-13	600	625
5.875%, 1-15-14	4,500	4,759
		5,384
Diversified Metals & Mining - 0.99%
BHP Billiton Finance (USA) Limited:
5.000%, 12-15-10	1,000	1,022
5.500%, 4-1-14	4,000	4,029
		5,051
Electric - 2.87%
NorthWestern Corporation,
5.875%, 11-1-14	2,000	2,019
Oncor Electric Delivery Company,
6.375%, 5-1-12	3,000	2,968
SCANA Corporation,
6.250%, 2-1-12	5,000	4,997
Southern Power Company,
6.250%, 7-15-12	4,500	4,659
		14,643
Electric Utilities - 0.10%
Duke Energy Corporation,
6.250%, 1-15-12	500	532

Finance - Other - 2.91%
General Electric Capital Corporation:
1.474%, 4-10-12 (C)	1,000	834
5.250%, 10-19-12	550	530
General Electric Capital Corporation (Federal Deposit Insurance Corporation),
3.000%, 12-9-11 (A)	6,000	6,179
TIAA Global Markets, Inc.,
5.125%, 10-10-12 (D)	2,250	2,228
Western Union Company (The),
6.500%, 2-26-14	5,000	5,100
		14,871
Gas - Local Distribution - 1.72%
AGL Capital Corporation,
7.125%, 1-14-11	4,000	4,058
DCP Midstream, LLC,
9.700%, 12-1-13 (D)	4,500	4,736
		8,794
Home Improvement Retail - 0.77%
Lowe's Companies, Inc.,
5.600%, 9-15-12	3,736	3,941

Household Products - 1.19%
Procter & Gamble Company (The):
4.600%, 1-15-14	1,000	1,059
3.500%, 2-15-15	5,000	5,003
		6,062
Hypermarkets & Super Centers - 1.01%
Wal-Mart Stores, Inc.:
4.550%, 5-1-13	3,000	3,187
3.000%, 2-3-14	2,000	1,994
		5,181
Industrial - Other - 1.47%
Cargill, Incorporated,
5.600%, 9-15-12 (D)	3,325	3,314
Waste Management, Inc.,
6.375%, 3-11-15	4,175	4,180
		7,494
Information / Data Technology - 0.62%
IBM International Group Capital LLC,
5.050%, 10-22-12	400	423
International Business Machines Corporation,
6.500%, 10-15-13	2,500	2,767
		3,190
Integrated Oil & Gas - 1.00%
Chevron Corporation,
3.950%, 3-3-14	5,000	5,137

Integrated Telecommunication Services - 0.52%
AT&T Inc.,
4.950%, 1-15-13	500	508
AT&T Wireless Services, Inc.,
7.875%, 3-1-11	2,000	2,137
		2,645
Investment Banking & Brokerage - 4.36%
Goldman Sachs Group, Inc. (The),
6.875%, 1-15-11	3,500	3,537
Goldman Sachs Group, Inc. (The) (Federal Deposit Insurance Corporation),
3.250%, 6-15-12 (A)	5,000	5,220
JPMorgan Chase & Co. (Federal Deposit Insurance Corporation),
3.125%, 12-1-11 (A)	5,000	5,181
Morgan Stanley (Federal Deposit Insurance Corporation),
3.250%, 12-1-11 (A)	8,000	8,305
		22,243
Machinery - 0.99%
John Deere Capital Corporation,
5.250%, 10-1-12	5,000	5,050

Oil & Gas - 1.63%
Petro-Canada,
4.000%, 7-15-13	4,500	4,121
Western Oil Sands Inc.,
8.375%, 5-1-12	4,000	4,186
		8,307
Oilfield Machinery & Service - 0.94%
Weatherford International, Inc.,
5.950%, 6-15-12	5,000	4,785

Packaged Foods & Meats - 1.06%
Kraft Foods, Inc.,
6.750%, 2-19-14	5,000	5,408

Pharmaceuticals - 4.94%
Abbott Laboratories:
3.750%, 3-15-11	2,000	2,063
5.600%, 5-15-11	500	536
Eli Lilly and Company,
4.200%, 3-6-14	5,775	5,951
Novartis Capital Corporation,
4.125%, 2-10-14	2,000	2,045
Pfizer Inc.,
5.350%, 3-15-15	5,000	5,281
Roche Holding Ltd,
5.000%, 3-1-14 (D)	4,000	4,096
Wyeth,
5.500%, 2-1-14	5,000	5,254
		25,226
Property & Casualty Insurance - 1.98%
Berkshire Hathaway Finance Corporation:
4.000%, 4-15-12 (B)	8,000	7,988
4.750%, 5-15-12	550	565
5.000%, 8-15-13	1,500	1,543
		10,096
Retail Stores - Food / Drug - 1.25%
Walgreen Co.,
4.875%, 8-1-13	6,000	6,360

Retail Stores - Other - 0.80%
Best Buy Co., Inc.,
6.750%, 7-15-13	4,300	4,093

Service - Other - 1.47%
Allied Waste Industries, Inc.,
6.500%, 11-15-10	4,375	4,353
President and Fellows of Harvard College,
5.000%, 1-15-14 (D)	3,000	3,144
		7,497
Soft Drinks - 2.11%
Coca-Cola Company (The),
3.625%, 3-15-14	4,200	4,287
Coca-Cola Enterprises Inc.,
4.250%, 3-1-15	3,000	3,027
PepsiCo, Inc.,
3.750%, 3-1-14	3,400	3,450
		10,764
Telecommunications - 0.18%
British Telecommunications plc,
5.150%, 1-15-13	1,000	928

Trucking & Shipping - 1.28%
Federal Express Corporation,
9.650%, 6-15-12	6,005	6,559

TOTAL CORPORATE DEBT SECURITIES - 55.42%		$282,904

(Cost: $275,016)

MUNICIPAL BONDS - TAXABLE - 0.11%

Missouri
Missouri Development Finance Board, Taxable Infrastructure Facilities Revenue Bonds (City of Independence, Missouri - Crackerneck Creek Project), Series 2006A,
5.350%, 3-1-10	515	524
(Cost: $515)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 15.36%
Federal Agricultural Mortgage Corporation Guaranteed Notes Trust 2006-1,
4.875%, 1-14-11 (D)	3,000	3,103
Federal Farm Credit Bank:
4.050%, 9-29-11	3,000	3,036
4.990%, 12-24-14	1,500	1,532
4.750%, 9-30-15	8,000	8,666
5.250%, 1-6-16	4,000	4,481
Federal Home Loan Bank:
3.375%, 9-10-10	5,000	5,157
4.375%, 9-13-13	6,000	6,495
5.375%, 6-13-14	9,000	10,182
5.000%, 1-15-15	1,500	1,540
Federal Home Loan Mortgage Corporation:
4.500%, 7-6-10	5,000	5,206
3.125%, 10-25-10	2,500	2,574
Federal National Mortgage Association:
5.375%, 8-15-09	5,000	5,091
2.000%, 3-2-11	5,000	5,014
2.500%, 3-19-12	5,000	5,031
4.000%, 1-18-13	2,500	2,608
4.375%, 7-17-13	8,000	8,669
		78,385
Mortgage-Backed Obligations - 6.49%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates,
5.440%, 4-1-36 (C)	732	759
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.250%, 3-15-31	308	311
5.000%, 5-15-31	1,977	2,019
4.000%, 11-15-32	760	769
5.500%, 5-15-34	629	658
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only): (E)
5.500%, 10-15-23	103	––	*
5.000%, 6-15-24	687	16
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.500%, 4-1-18	757	781
4.500%, 10-1-20	5,000	5,177
5.500%, 3-1-22	754	788
6.000%, 11-1-36	2,802	2,933
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 9-25-18	1,500	1,560
5.500%, 10-25-32	1,000	1,024
Federal National Mortgage Association Agency REMIC/CMO (Interest Only), (E)
5.500%, 11-25-36	1,441	169
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.000%, 11-1-17	408	427
5.000%, 3-1-18	632	660
4.500%, 6-1-19	491	508
4.500%, 8-1-19	781	809
5.000%, 12-1-19	464	484
5.500%, 11-1-22	1,516	1,587
5.000%, 5-1-28	2,275	2,357
5.000%, 6-25-32	3,250	3,363
5.500%, 2-1-33	859	895
6.500%, 11-1-37	2,585	2,716
5.500%, 1-25-39	800	818
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
5.000%, 12-15-17	682	719
4.000%, 9-15-18	812	841
		33,148
Non-Agency REMIC/CMO - 0.34%
Government National Mortgage Association Non-Agency REMIC/CMO,
4.585%, 8-16-34	1,700	1,748

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 22.19%		$113,281

(Cost: $108,930)

UNITED STATES GOVERNMENT OBLIGATIONS

Treasury Obligations
United States Treasury Notes:
3.125%, 11-30-09	5,000	5,086
4.000%, 4-15-10	5,000	5,176
2.625%, 5-31-10	5,000	5,117
4.500%, 11-15-10	5,000	5,314
4.500%, 2-28-11	5,000	5,350
5.125%, 6-30-11	5,000	5,481
5.000%, 8-15-11	3,000	3,297
4.625%, 8-31-11	10,000	10,890
4.500%, 11-30-11	6,000	6,552
4.625%, 2-29-12	5,000	5,505
4.750%, 5-31-12	5,000	5,547
4.125%, 8-31-12	4,500	4,930
3.875%, 2-15-13	6,000	6,575
3.375%, 7-31-13	10,000	10,823
4.250%, 8-15-13	6,500	7,286
4.000%, 8-15-18	10,000	11,116

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS - 20.38%		$104,045

(Cost: $101,247)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 2.56%
Abbott Laboratories,
0.320%, 4-14-09	$4,000	4,000
Clorox Co.,
0.760%, 4-15-09	2,000	1,999
ConAgra Foods, Inc.,
0.250%, 4-3-09	4,051	4,051
John Deere Credit Limited (John Deere Capital Corporation),
0.460%, 4-15-09	3,000	3,000
		13,050
Master Note - 0.11%
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (C)	584	584

TOTAL SHORT-TERM SECURITIES - 2.67%		$13,634

(Cost: $13,634)

TOTAL INVESTMENT SECURITIES - 100.77%		$514,388

(Cost: $499,342)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.77%)		(3,905)

NET ASSETS - 100.00%		$510,483

Notes to Schedule of Investments

 *Not shown due to rounding.

(A)Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At March 31, 2009, the total value of these securities amounted to $13,016 or 2.55% of net assets.

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2009, the total value of these securities amounted to $20,621 or 4.04% of net assets.

(E)Amount shown in principal column represents notional amount for computation of interest.

The following acronyms are used throughout this portfolio:
CMO = Collateralized Mortgage Obligation
REMIC = Real Estate Mortgage Investment Conduit

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$499,358

Gross unrealized appreciation	$16,258
Gross unrealized depreciation	(1,228)
Net unrealized appreciation	$15,030

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Money Market Fund

(UNAUDITED)

Below, Mira Stevovich, CFA, portfolio manager of the Ivy Money Market Fund, discusses the Fund's positioning, performance and results for the fiscal year ended March 31, 2009. She has managed the Fund since its inception and has 22 years of industry experience.

Mira Stevovich

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
X			HIGH	CREDIT QUALITY
MEDIUM
LOW
SHORT	INT	LONG
MATURITY

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Money Market Fund (Class A shares)	1.65%
Seven-day current yield (as of March 31, 2009)	1.12%
Lipper Category
For the 12 Months Ended March 31, 2009
Lipper Money Market Funds Universe Average	1.36%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please see www.ivyfunds.com or your advisor for the Fund's most recent seven-day yield information. The seven-day current yield more closely reflects the current earnings of the Fund than the Fund's average annual total returns.

Please note that Fund returns include applicable investment fees and expenses.

A sharp cut in interest rates

The Fund's return outpaced that of the Lipper peer group money market funds for the fiscal year while its seven-day yield as of March 31, 2009 was competitive. The Fund's fiscal year started with the Federal Funds rate at 2.0 percent and remained at that rate until the Federal Reserve meeting in October, when the rate was lowered to 1.5 percent. As of March 31, 2009, the Federal Reserve's target rate was a range of between 0 percent and 0.25 percent, essentially a zero interest rate policy.

The drastic lowering of the Federal Funds rate during the Fund's fiscal year affected the performance of the Fund. As the Federal Funds rate was reduced, so too were the rates on money market instruments. We sought to maintain the Fund's yield initially by purchasing longer dated maturities prior to the lowering of rates, and later by investing in floating rate notes based on the 3 month LIBOR (London Interbank Offered Rate), which remained high.

Credit quality remained an important factor in the management and performance of the Fund. We have been especially mindful of this as the sub-prime mortgage market problems, and subsequent financial system problems, have negatively affected the money markets. As always, we are vigilant in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our strict regulatory credit risk constraints. However, these securities do not always pay the highest rates of interest, meaning that the overall yield can be held down somewhat by the higher quality bias.

LIBOR spiked as the financial crisis unfolded

As the sub-prime mortgage problem became more widespread throughout the world financial markets, the money market sector became particularly affected. Being aware of this problem, and based on our conservative investment policy, we attempted to avoid securities with exposure to this market. However, the overall money market sector was ultimately seriously affected by the financial market crisis, which helped to create a credit crisis. Initially, some money market rates of interest increased substantially, as a result of a substantial increase in the LIBOR rate. All short-term borrowing by corporations and financial institutions was affected. As a result, the Fund invested at rates below the Federal Funds rate since higher quality securities were issued at rates below the Federal Funds rate. This caused the return on the Fund to decrease.

In an effort to ease the pressure on the money markets, the Federal Reserve injected liquidity into the market. It also provided various facilities whereby banks, broker- dealers, and even money market funds, could submit securities to the Federal Reserve and obtain liquidity. Also, the Federal Deposit Insurance Corporation provided its insurance protection to major banking institutions along with some regional banks, to back securities issued by these banks. In addition, the U.S. Treasury instituted a temporary insurance program in September to insure money market funds that applied and paid a fee based on assets under management. This measure helped stop a potential run on money market funds. It has been extended twice for current participants, of which we are one.

Floating rate and taxable municipal securities helped

We carefully select securities that we feel are of the highest credit quality. This approach ultimately affects the Fund's yield, because high quality securities are issued at premium rates of interest (lower-yielding securities). However, this conservative approach has helped to keep us out of many of the problems that have developed in the money markets during the past year.

To attempt to compensate for this, we have purchased some longer-dated (higher-yielding) high-quality securities, as opportunities presented themselves. Floating rate corporate debt and taxable municipal securities have proved to be excellent investment vehicles for the Fund, especially in the current environment, as LIBOR rates, off of which these securities are priced, remain substantially above the Federal Funds rate.

As the crisis unfolded, we took an even more conservative approach, and invested a substantial portion of the Fund in U.S. Treasury obligations, such as U.S. Treasury Bills. This move caused the Fund's yield to decrease. However, in that environment, we felt that this was a prudent strategy to preserve the value of the Fund. As the money markets were calmed by government measures of support, we moved out of Treasury Bills, and back into corporate securities and commercial paper.

Our outlook

We have emphasized investments of the highest credit quality this past year from all industries and sectors, and we intend to continue to do so going forward. Because banks have been particularly negatively affected by the financial crisis, we have been very selective in our investment in the banking sector. We have used floating rate securities this year, and we anticipate doing so in the coming fiscal year, pending future developments in the money markets. We have substituted short corporate notes for commercial paper, when possible, since the notes yield higher rates of return. We intend to continue to include U.S. Treasury and government agency securities in an effort to preserve the value of the Fund, as necessary.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Fund is participating in the U.S. Department of the Treasury's Guarantee Program for money market funds (program) which is effective until September 18, 2009. Please refer to the Fund's prospectus for additional information regarding the program.

ILLUSTRATION OF FUND EXPENSES
Ivy Money Market Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,006.80	0.69%	$3.41
Class B	$1,000	$1,002.40	1.58%	$7.91
Class C	$1,000	$1,002.50	1.56%	$7.81
Class E	$1,000	$1,005.90	0.87%	$4.31
Based on 5% Return(2)
Class A	$1,000	$1,021.50	0.69%	$3.44
Class B	$1,000	$1,017.05	1.58%	$7.97
Class C	$1,000	$1,017.17	1.56%	$7.87
Class E	$1,000	$1,020.59	0.87%	$4.34
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

Average Annual Total Returns(3)	Class A	Class B(4)	Class C(4)	Class E
1-year period ended 3-31-09	1.65%	-3.26%	0.78%	1.51%
5-year period ended 3-31-09	2.78%	1.68%	1.89%	––
10-year period ended 3-31-09	––	––	––	––
Since inception of Class(5) through 3-31-09	2.58%	1.60%	1.67%	2.78%
Seven-day yield as of 3-31-09	1.12%	0.20%	0.20%	0.85%
(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Please visit www.ivyfunds.com for the Fund's most recent month-end performance and the most recent seven-day yield. Class A and Class E shares are not subject to sales charges. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(4)Class B and Class C shares are not currently available for direct investment. Results include the effect of expense reduction arrangements. If those arrangements had not been in place, the results would have been lower.

(5)6-30-00 for Class A, 7-12-00 for Class B, 7-3-00 for Class C, 4-2-07 for Class E (the date on which shares were first acquired by shareholders).

The seven-day current yield more closely reflects the current earnings of the Fund than the Fund's average annual total returns.

Past performance is not necessarily indicative of future performance. The performance numbers do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SCHEDULE OF INVESTMENTS
Ivy Money Market Fund (in thousands)

MARCH 31, 2009

CORPORATE OBLIGATIONS	Principal	Value

Commercial Paper
American Honda Finance Corp.:
0.700%, 4-21-09	$3,250	$3,249
0.800%, 6-2-09	1,500	1,498
Avon Capital Corp. (Avon Products, Inc.),
0.520%, 4-28-09	4,800	4,798
Baxter International Inc.:
0.330%, 4-2-09	10,000	10,000
0.330%, 4-8-09	2,500	2,500
0.330%, 4-9-09	4,100	4,100
BellSouth Corporation (AT&T Inc.),
4.973%, 4-26-09 (A)	10,650	10,666
BP p.l.c,
1.250%, 6-9-09	15,700	15,700
Danaher Corporation:
0.200%, 4-2-09	1,000	1,000
0.180%, 4-3-09	1,000	1,000
Genentech, Inc.,
0.200%, 4-2-09	3,122	3,122
General Electric Capital Corporation (Federal Deposit Insurance Corporation),
1.450%, 4-2-09 (B)	4,000	4,000
IBM International Group Capital LLC (International Business Machines Corporation):
1.524%, 4-29-09 (A)	9,200	9,188
1.470%, 5-26-09 (A)	1,500	1,500
John Deere Credit Limited (John Deere Capital Corporation):
0.480%, 4-8-09	1,500	1,500
0.550%, 4-20-09	5,000	4,998
Kitty Hawk Funding Corp.:
0.550%, 4-8-09	7,000	6,999
0.450%, 4-16-09	1,000	1,000
0.450%, 5-11-09	2,000	1,999
0.610%, 5-14-09	5,100	5,096
0.660%, 6-1-09	1,370	1,369
PACCAR Financial Corp.,
0.200%, 4-3-09	1,547	1,547
Pfizer Inc.,
2.170%, 4-8-09	4,000	3,998
Praxair Inc.,
0.400%, 4-23-09	2,500	2,499
SBC Communications Inc.,
4.125%, 9-15-09	3,600	3,596
Shell International Finance B.V. and Royal Dutch Shell plc (Royal Dutch Shell plc):
0.250%, 4-2-09	7,000	7,000
1.600%, 4-2-09	1,400	1,400
Unilever Capital Corporation,
0.564%, 4-14-09 (A)	350	350
Verizon Communications Inc.:
0.850%, 4-20-09	10,000	9,995
1.000%, 4-22-09	500	500
1.150%, 5-5-09	2,800	2,797
Wal-Mart Stores, Inc.,
5.748%, 6-1-09	2,500	2,512
Wisconsin Electric Power Co.:
0.150%, 4-1-09	2,643	2,643
0.260%, 4-7-09	8,792	8,792
0.310%, 4-7-09	1,000	1,000

Total Commercial Paper - 43.09%		143,911

Commercial Paper (backed by irrevocable bank letter of credit)
River Fuel Company #2, Inc. (Bank of New York (The)),
0.550%, 4-30-09	4,400	4,398
River Fuel Funding Company #3, Inc. (Bank of New York (The)),
0.850%, 6-15-09	5,565	5,555

Total Commercial Paper (backed by irrevocable bank letter of credit) - 2.98%		9,953

Master Note -2.67%
Toyota Motor Credit Corporation,
1.271%, 4-1-09 (A)	8,906	8,906

Notes
3M Company,
7.139%, 12-14-09	11,000	11,334
American Honda Finance Corp.:
1.634%, 5-5-09 (A)	2,100	2,057
1.591%, 5-11-09 (A)	1,000	989
1.301%, 5-20-09 (A)	700	691
1.451%, 5-20-09 (A)	2,500	2,467
Bank of America Corporation (Federal Deposit Insurance Corporation),
1.361%, 6-15-09 (A)(B)	16,250	16,250
BP Capital Markets p.l.c.,
1.443%, 6-11-09 (A)	1,500	1,500
Caterpillar Financial Services Corporation:
1.448%, 4-9-09 (A)	3,900	3,825
4.500%, 6-15-09	675	675
Caterpillar Inc.,
7.250%, 9-15-09	5,247	5,369
Citibank, N.A. (Federal Deposit Insurance Corporation),
1.282%, 6-30-09 (A)(B)	7,800	7,800
Citigroup Funding Inc. (Federal Deposit Insurance Corporation),
1.274%, 4-30-09 (A)(B)	3,500	3,500
Countrywide Home Loans, Inc.:
5.625%, 7-15-09	1,400	1,409
4.125%, 9-15-09	8,200	8,230
Deere (John) Capital Corporation:
4.625%, 4-15-09	700	701
1.373%, 4-19-09 (A)	1,500	1,471
1.301%, 6-1-09 (A)	5,000	4,916
Electronic Data Systems Corporation,
7.125%, 10-15-09	13,080	13,440
GTE California Incorporated,
6.700%, 9-1-09	1,000	1,018
Honeywell International Inc.,
1.219%, 4-27-09 (A)	1,525	1,522
International Business Machines Corporation:
0.486%, 4-3-09 (A)	750	750
0.563%, 4-8-09 (A)	1,000	1,000
J.P. Morgan Chase & Co.:
1.596%, 5-19-09 (A)	750	747
1.341%, 5-21-09 (A)	1,000	994
7.625%, 12-7-09	6,500	6,703
John Deere Capital Corporation,
4.125%, 1-15-10	1,600	1,630
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)):
1.423%, 4-6-09 (A)	1,000	1,000
1.486%, 5-8-09 (A)	750	750
1.466%, 5-19-09 (A)	5,700	5,692
5.300%, 7-6-09	850	856
Roche Holdings, Inc.,
2.249%, 5-25-09 (A)	10,200	10,212
Toyota Motor Credit Corporation:
2.264%, 6-3-09 (A)	4,000	3,999
2.359%, 6-18-09 (A)	3,000	3,000
Verizon Communications Inc.,
1.475%, 4-3-09 (A)	2,650	2,650
Wal-Mart Stores, Inc.,
6.875%, 8-10-09	4,241	4,305
Walt Disney Company (The),
1.393%, 6-10-09 (A)	1,950	1,949
Wells Fargo & Company:
1.397%, 6-23-09 (A)	2,700	2,680
4.200%, 1-15-10	1,000	1,016

Total Notes - 41.64%		139,097

Notes (backed by irrevocable bank letter of credit)
Conestoga Wood Specialties Corporation, Variable/Fixed Rate Taxable Demand Revenue Bonds, Series 2000 (Wachovia Bank, N.A.),
1.000%, 4-2-09 (A)	1,935	1,935
The Academy of the New Church, Taxable Variable Rate Demand Bonds, Series 2008 (Wachovia Bank, N.A.),
1.000%, 4-2-09 (A)	3,000	3,000
Trap Rock Industries, Inc., Taxable Variable Demand Bonds, Series 2005 (Wachovia Bank, N.A.),
1.000%, 4-2-09 (A)	1,970	1,970

Total Notes (backed by irrevocable bank letter of credit) - 2.07%		6,905

TOTAL CORPORATE OBLIGATIONS - 92.45%		$308,772

(Cost: $308,772)

MUNICIPAL OBLIGATIONS - TAXABLE

Maryland - 0.63%
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health Systems Issue, Series 2009A (Wachovia Bank, N.A.),
1.000%, 4-1-09 (A)	2,100	2,100
Mississippi - 1.47%
Mississippi Business Finance Corporation, Adjustable Mode Industrial Development Revenue Bonds (Belk, Inc. Project), Series 2005 (Wachovia Bank, N.A.),
1.000%, 4-2-09 (A)	4,925	4,925

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 2.10%		$7,025

(Cost: $7,025)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal

United States Government Agency Obligations
Federal Home Loan Mortgage Corporation,
1.250%, 9-18-09	$6,475	6,474
Overseas Private Investment Corporation,
0.400%, 4-1-09 (A)	1,547	1,547
Totem Ocean Trailer Express, Inc. (United States Government Guaranteed Ship Financing Obligations),
1.570%, 4-15-09 (A)	2,354	2,354

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 3.11%		10,375

UNITED STATES GOVERNMENT OBLIGATIONS - 2.01%
United States Treasury Bills,
1.330%, 7-2-09	6,750	6,727

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 5.12%		$17,102

(Cost: $17,102)

TOTAL INVESTMENT SECURITIES - 99.67%		$332,899

(Cost: $332,899)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.33%		1,082

NET ASSETS - 100.00%		$333,981

Notes to Schedule of Investments

 (A)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(B)Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program.

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$332,899

Gross unrealized appreciation	$––
Gross unrealized depreciation	––
Net unrealized appreciation	$––

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Municipal Bond Fund

(UNAUDITED)

Below, Bryan J. Bailey, CFA, portfolio manager of the Ivy Municipal Bond Fund, discusses the Fund's positioning, performance and results for the fiscal year ended March 31, 2009. Mr. Bailey has 20 years of industry experience and seven months with the Fund.

Bryan J. Bailey

	X		HIGH	CREDIT QUALITY
MEDIUM
LOW
SHORT	INT	LONG
MATURITY

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data

Fiscal Year Performance

For the 12 Months Ended March 31, 2009
Ivy Municipal Bond Fund (Class C shares)	-0.69%
Benchmark(s) and/or Lipper Category
Standard & Poor's/Investortools Main Municipal Bond Index	0.04%
(generally reflects the performance of securities representing the tax-exempt bond market)
Barclays Capital Municipal Bond Index	2.27%
(generally reflects the performance of securities representing the tax-exempt bond market)
Lipper General Municipal Debt Funds Universe Average	-3.28%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that the Fund returns include applicable fees and expenses, while the index returns do not include any such fees. In May 2008, the Fund's benchmark was changed to the Standard & Poor's/Investortools Main Municipal Bond Index. This index includes approximately 58,000 municipal bonds, including those with less than one year of maturity remaining, as well as both rated and unrated municipal bonds. We changed benchmarks because we felt this broader universe was more representative of the Fund's typical portfolio. For comparison purposes, both indexes are shown in this report.

Patience was key

We believe patience was the key to our relative success against our Lipper peer group this past fiscal year. By not altering the strategy that was put in place in 2005 and 2006, we preserved capital to a greater degree than many similarly-managed funds in an exceptionally difficult market environment. There were two primary factors that contributed to our results. First, the Fund both began and ended the year with lower exposure to long-dated (20+ year) bonds than our benchmark, as well as many of our peers. The long-end of the yield curve produced the worst performance results during the past fiscal year, by a wide margin. We held very little exposure to aggressive discount structures and zero coupon bonds which were substantial underperformers.

We entered the fiscal year anticipating an upward shift in the yield curve and a dramatic decline in short rates that resulted from the global flight to quality. However, this positioning led to results that were less than our benchmarks. As the housing market and economy deteriorated, investors sought refuge from lower quality investments. We were right with respect to the slope and shape of the yield curve, and we benefited from our positions in shorter duration higher quality assets.

Several factors affected the market

With nominal interest rates hovering near historical lows, inflation readings near the top end of the Fed's unofficial target zone, a rapidly depreciating currency, as well as commodity prices setting new records by the day, we felt it prudent to underweight bonds with the highest level of interest rate sensitivity. We entered this past fiscal year positioned to exploit a steepening yield curve, and Fund performance was enhanced by this strategy.

Another notable factor that positively impacted the performance of the Fund was an underweight position in non-investment grade and lower quality issuers, especially tobacco, gas, and corporate-backed bonds. We started the years with quality spreads trading tight, in our opinion, and we were therefore underweight lower quality bonds.

This past fiscal year the municipal bond market had to deal with the unwinding of many of the leverage trades that we attributed to supporting the market in 2004-2006, a period where the market persistently traded contrary to what fundamentals might have suggested. Easy monetary policy and leverage created an environment that rewarded excessive risk taking in 2004 through 2006. We did not share this over-zealous approach, and our attitude during these two years resulted in the Fund underperforming its peers who chased returns which were driven by demand for bonds by the leverage players, as well as a total disregard to the rational pricing of risk. We felt that it was merely a matter of time before a market relying heavily on easy money, the carry trade, and "perfect" hedging strategies would eventually unravel with severe consequences.

In our view, the unwinding of these leverage-based structures created a "perfect storm", and a resultant liquidity crisis. In the last 12 months, four of the top eight municipal bond market dealers have either exited the business entirely or been absorbed by another broker-dealer. Much less capital is being allocated by the dealer community to support the municipal bond market, as many balance sheets are stressed. The insurance industry is suffering from its own balance sheet issues, profitability is down, and therefore institutional demand for municipal bonds has declined. Retail investors have re-emerged with selective interest, but not in a large enough capacity to absorb all of the supply. While it appears that the forced selling observed in the fourth calendar quarter of 2008 has abated, we feel that there is a significant risk that new issue supply going forward might be substantial, and could prove very difficult for the markets to absorb without further price concessions.

We focused on higher quality bonds

Maintaining the high credit quality of the Fund, diversification between sectors and states, and maintaining marketable position sizes has helped to dramatically reduce the performance volatility of the Fund. Our management style is essentially a skeptical top-down style with an emphasis on identifying relative value opportunities between sectors, states, and different security structures. Simultaneously, we attempt to exploit opportunities presented by the shape and slope of the yield curve. Our diligent approach to ongoing credit analysis and subsequent surveillance after purchase has enabled the Fund to avoid potential credit disasters.

Prior to 2008 we had been in an extended period where the most aggressive risk takers, both interest rate and credit, had been the big winners, while managers who adhere to risk averse capital preservation strategies, like we do, have lagged. In the last 12 months, we have witnessed a sharp and violent re-pricing of risk in the municipal market. While this current episode may not yet be complete, we believe that the market has re-calibrated itself to more normal credit spread relationships, where investors are being compensated adequately for additional credit risk.

We were relatively tobacco-free

As we entered the fiscal year, we felt that the market presented few, if any, attractive relative value opportunities. As mentioned above, credit spreads were tight and the municipal market yield curve was still quite flat. In this environment we felt it prudent to emphasize shorter duration bonds of higher quality. Much of our relative success was a function of what we avoided as opposed to what sectors we actually emphasized. As mentioned previously, the tobacco, gas, and corporate-backed sectors were gross underperformers this past fiscal year. The Fund avoided meaningful exposure to these sectors and overall Fund performance was enhanced as a result.

Our outlook

We believe there has been much damage done to the municipal bond market. Unfortunately, we believe that this painful episode is not yet over. We are not suggesting that we anticipate interest rates to increase violently in a parabolic fashion, just that the overall direction of municipal interest rates over the next 6-12 months will be up, and not down, in our opinion. Having said this, we also see a market that is very cheap relative to other investment grade fixed income alternatives. The ratio of tax free yields to Treasury bond yields is near historic highs.

However, even though the market is cheap, there are strong underlying market factors that could provide significant headwinds to any municipal bond price appreciation potential. Essentially, we are not convinced that buyers will re-emerge in enough critical mass to absorb the supply of bonds expected to be in the market. We need to balance these expectations with the observation that the back-up in rates that we have experienced thus far has provided us with many more attractive opportunities today than we have seen in several years. Because we came into this episode positioned with low duration, high quality, liquid securities, we are in a position to re-deploy some of our bonds in an effort to capture opportunities that we believe are now presented by the current steepness of the yield curve. We have begun to slowly put money into the long-end of the market, and we have selectively increased our exposure to lower investment grade securities. As of this writing, the Fund's Option Adjusted Duration (OAD) is approximately 100 percent of the OAD of our benchmark. What this means is that we essentially have a neutral exposure to interest rates as compared to our benchmarks. We anticipate moving the Fund slowly toward 120 percent of our benchmark in the next 12-months.

Ironically, nominal municipal interest rates are still very low, especially 10-years and longer, by most historical measures. We need to keep this in perspective because the current sell-off started from all-time record low municipal rate levels. As credit spreads have widened out, we have attempted to exploit these new "value" opportunities, but we are still exercising restraint in aggressive "yield chasing" as we feel that we are not yet being adequately compensated for taking an above average amount of credit risk. However, we plan to continue to search for trading opportunities to exploit. Going forward, we expect to keep the credit quality of the Fund in the A to AA range, while actively seeking relative value opportunities between sectors, states, and security structures. Positioning and asset distribution across the yield curve will continue to be a vital part of our investment strategy, as well as monitoring cross market technical factors. We expect to increase the Fund's duration from neutral to a slightly aggressive exposure to interest rate risk. We plan to continue investing in short, intermediate and longer-term (when appropriate) investment grade (primarily) municipal bonds with an emphasis on quality and capital preservation with minimal yield sacrifice.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal Bond Fund.

PORTFOLIO HIGHLIGHTS
Ivy Municipal Bond Fund

ALL DATA IS AS OF MARCH 31, 2009 (UNAUDITED)

Asset Allocation

Bonds	97.49%
Municipal Bonds - Tax Exempt	97.49%
Cash and Cash Equivalents	2.51%

Bond Portfolio Characteristics

Average maturity	16.0 years
Effective duration	6.3 years
Weighted average bond rating	A+

Lipper Rankings

Category: Lipper General Municipal Debt Funds	Rank	Percentile
1 Year	83/240	35
3 Year	101/214	47
5 Year	131/205	64
10 Year	115/157	73
Past performance is no guarantee of future results.

Rankings are for Class C Shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	93.42%
AAA	30.01%
AA	20.15%
A	24.73%
BBB	18.53%
Non-Investment Grade	4.07%
BB	3.88%
B	0.19%
Cash and Cash Equivalents	2.51%
Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other ratings are available.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Municipal Bond Fund

(UNAUDITED)

Ivy Municipal Bond Fund, Class C Shares(1)	$12,662
Standard & Poor's/Investortools Main Municipal Bond Index	$15,387
Barclays Capital Municipal Bond Index	$15,678
Lipper General Municipal Debt Funds Universe Average	$13,404

DATE	IVY MUNICIPAL BOND FUND, CLASS C SHARES	STANDARD & POOR'S/ INVESTORTOOLS MAIN MUNICIPAL BOND INDEX	BARCLAYS CAPITAL MUNICIPAL BOND INDEX	LIPPER GENERAL MUNICIPAL DEBT FUNDS UNIVERSE AVERAGE

3/31/99	10,000	10,000	10,000	10,000
3/31/00	9,377	9,982	9,992	9,740
3/31/01	10,148	11,038	11,084	10,701
3/31/02	10,594	11,451	11,507	11,008
3/31/03	11,415	12,519	12,645	11,887
3/31/04	11,924	13,352	13,386	12,576
3/31/05	12,048	13,792	13,743	12,869
3/31/06	12,312	14,412	14,267	13,331
3/31/07	12,767	15,240	15,042	13,987
3/31/08	12,750	15,382	15,330	13,858
3/31/09	12,662	15,387	15,678	13,404

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C(3)
1-year period ended 3-31-09	-4.16%	-4.57%	-0.69%
5-year period ended 3-31-09	1.14%	1.04%	1.21%
10-year period ended 3-31-09	––	––	2.39%
Since inception of Class(4) through 3-31-09	3.41%	3.10%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)9-15-00 for Class A shares and 8-8-00 for Class B shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Municipal Bond Fund

(UNAUDITED)

For the Six Months Ended March 31, 2009	Beginning Account Value 9-30-08	Ending Account Value 3-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,031.40	1.18%	$5.99
Class B	$1,000	$1,027.40	1.95%	$9.83
Class C	$1,000	$1,027.60	1.92%	$9.73
Based on 5% Return(2)
Class A	$1,000	$1,019.07	1.18%	$5.96
Class B	$1,000	$1,015.19	1.95%	$9.77
Class C	$1,000	$1,015.34	1.92%	$9.67
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Municipal Bond Fund (in thousands)

MARCH 31, 2009

MUNICIPAL BONDS	Principal	Value

Alabama - 0.96%
The Public Education Building Authority of the City of Tuscaloosa, Student Housing Revenue Bonds (Ridgecrest Student Housing, LLC University of Alabama Ridgecrest Residential Project), Series 2008,
6.750%, 7-1-33	$500	$544

Arizona - 1.50%
Arizona Health Facilities Authority, Hospital Revenue Bonds (Phoenix Children's Hospital), Series 2007C,
1.570%, 2-1- 42 (A)	125	96
City of Bullhead City, Arizona, Bullhead Parkway Improvement District, Improvement Bonds,
6.100%, 1-1-13	220	208
Rio Nuevo Multipurpose Facilities District (City of Tucson, Arizona) Subordinate Lien Excise Tax Revenue Bonds, Series 2008,
6.625%, 7-15-25	500	543
		847
California - 9.31%
California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds (Republic Services, Inc. Project) Series 2002B,
5.250%, 6-1-23	500	440
State of California, Various Purpose General Obligation Bonds:
5.000%, 2-1-22	495	482
6.500%, 4-1-33 (B)	1,000	1,052
Trustees of the California State University Systemwide Revenue Bonds, Series 2002A,
5.500%, 11-1-15	250	275
California Statewide Communities Development Authority, Insured Revenue Bonds (Henry Mayo Newhall Memorial Hospital), Series 2007A,
5.000%, 10-1-37	500	398
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
6.750%, 6-1-39	200	235
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B,
5.000%, 6-1-43	1,000	1,109
Los Angeles Unified School District (County of Los Angeles, California), General Obligation Bonds, Election of 2005, Series F (2009),
5.000%, 1-1-34	500	471
Riverside Community College District, Riverside County, California, Election of 2004, General Obligation Bonds, Series 2004A,
5.500%, 8-1-29	200	235
Southern California Public Power Authority, Transmission Project Revenue Bonds, 2008 Subordinate Series B (Southern Transmission Project),
6.000%, 7-1-27	500	531
Upland Unified School District (San Bernardino County, California), Election of 2008 General Obligation Bonds, Series A,
0.000%, 8-1-31	150	39
		5,267
Colorado - 3.42%
Joint School District No. 28J, Adams and Arapahoe Counties, Colorado, General Obligation Bonds, Series 2008,
6.000%, 12-1-28	500	535
Certificates of Participation, Series 2008, Adams 12 Five Star Schools, Adams County and City and County of Broomfield, Colorado,
5.000%, 12-1-25	500	508
Colorado Housing and Finance Authority, Single Family Mortgage Class I Bonds, 2009 Series A,
5.500%, 11-1-29 (B)	500	503
Lincoln Park Metropolitan District, Douglas County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2008,
6.125%, 12-1-30	500	386
		1,932
Connecticut - 0.69%
Capital City Economic Development Authority, Parking and Energy Fee Revenue Bonds, 2008 Series D,
5.000%, 6-15-22	370	389

District Of Columbia - 1.99%
District of Columbia (Washington, D.C.), General Obligation Refunding Bonds, Series 2008F,
5.000%, 6-1-19	1,000	1,127

Florida - 4.78%
Hillsborough County Industrial Development Authority, Industrial Development Revenue Bonds, Health Facilities Projects, Series 2008 A (University Community Hospital),
5.625%, 8-15-29	390	291
City of Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003,
5.250%, 10-1-19	250	259
Miami-Dade County, Florida, General Obligation Bonds (Building Better Communities Program), Series 2008B,
6.250%, 7-1-26	500	538
Miami-Dade County, Florida, Water and Sewer System Revenue Refunding Bonds, Series 2008B,
5.250%, 10-1-22	500	521
Miami-Dade County, Florida, Water and Sewer System Revenue Refunding Bonds, Series 2008C,
5.000%, 10-1-17	500	559
City of Port St. Lucie, Florida, Special Assessment Refunding Bonds, Series 2008A (City Center Special Assessment District),
5.750%, 7-1-20	500	537
		2,705
Georgia - 0.96%
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Series 2008D,
5.750%, 1-1-20	500	544

Illinois - 3.06%
City of Belleville, Illinois, Tax Increment Refunding Revenue Bonds (Frank Scott Parkway Redevelopment Project), Series 2007A:
5.000%, 5-1-26	250	172
5.700%, 5-1-36	250	171
City of Chicago, General Obligation Bonds, Project and Refunding, Series 2004A,
5.250%, 1-1-21	250	267
Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2008B,
5.500%, 7-1-19	500	570
Bloomington-Normal Airport Authority of McLean County, Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001,
6.050%, 12-15-19	645	550
		1,730
Indiana - 6.65%
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series K,
5.750%, 7-1-18	500	560
Dyer (Indiana) Redevelopment Authority, Economic Development Lease Rental Bonds, Series 1999,
6.500%, 1-15-24	300	308
East Chicago Elementary School Building Corporation (Lake County, Indiana), First Mortgage Bonds, Series 1993A,
5.500%, 1-15-16	255	254
City of Hammond (Indiana), Redevelopment District Revenue Bonds, Series 2008 (Marina Area Project),
6.000%, 1-15-17	500	446
Indiana Health and Educational Facility Financing Authority, Hospital Revenue Bonds, Series 2007 (Community Foundation of Northwest Indiana Obligated Group),
5.500%, 3-1-37	500	375
Indiana Finance Authority, Facilities Revenue Refunding Bonds, Series 2008C (Miami Correctional Facility-Phase II),
5.000%, 7-1-17	500	550
Mt. Vernon School Building Corporation of Hancock County, Hancock County, Indiana, First Mortgage Bonds, Series 2007,
5.250%, 1-15-32	500	497
New Albany-Floyd County School Building Corporation, First Mortgage Bonds, Series 2002 (Floyd County, Indiana),
5.750%, 7-15-17	675	771
		3,761
Iowa - 1.56%
City of Altoona, Iowa, Annual Appropriation Urban Renewal Tax Increment Revenue Bonds, Series 2008,
6.000%, 6-1-34	1,000	883

Kansas - 0.52%
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2001 Series A-1,
6.300%, 12-1-32	120	123
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2003 Series A-2,
5.650%, 6-1-35	170	170
		293
Kentucky - 2.48%
Commonwealth of Kentucky, State Property and Buildings Commission, Revenue and Revenue Refunding Bonds, Project No. 90,
5.750%, 11-1-19	500	575
The Turnpike Authority of Kentucky, Economic Development Road Revenue Bonds (Revitalization Projects), 2008 Series A,
5.000%, 7-1-16	330	372
Louisville Regional Airport Authority, Airport System Revenue Bonds, 2008 Series A,
5.250%, 7-1-28	500	454
		1,401
Louisiana - 0.90%
New Orleans Aviation Board, Revenue Refunding Bonds (Restructuring GARBs), Series 2009 A-1,
6.000%, 1-1-23	500	509

Maryland - 1.81%
Maryland Economic Development Corporation, Pollution Control Revenue Refunding Bonds (Potomac Electric Project), 2006 Series,
6.200%, 9-1-22	500	513
Maryland Transportation Authority, Airport Parking Revenue Bonds, Series 2002B, Baltimore/Washington International Airport Projects (Qualified Airport Bonds),
5.375%, 3-1-15	500	512
		1,025
Massachusetts - 0.94%
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue H, Series 2008,
6.125%, 1-1-22	395	392
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds, Inc. Facility), Series 2007 A,
5.750%, 11-15- 42	250	137
		529
Michigan - 2.48%
City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax), Series 2004-A(1),
5.250%, 4-1-23	200	166
Garden City Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Garden City Hospital Obligated Group), Series 1998A,
5.625%, 9-1-10	5	5
City of Kalamazoo, Hospital Finance Authority, Hospital Revenue Refunding Bonds, (Bronson Methodist Hospital), Series 2003A,
5.000%, 5-15-26	500	461
State Building Authority, State of Michigan, 2008 Revenue and Revenue Refunding Bonds, Series I (Facilities Program),
5.000%, 10-15-18	305	322
State Building Authority, State of Michigan, 2006 Revenue Refunding Bonds, Series IA (Facilities Program),
0.000%, 10-15-22	1,000	449
		1,403
Minnesota - 1.38%
City of Perham, Minnesota, General Obligation Disposal System Revenue Bonds, Series 2001,
6.000%, 5-1-22	500	442
City of Victoria, Minnesota, Private School Facility Revenue Bonds (Holy Family Catholic High School Project), Series 1999A,
5.600%, 9-1-19	400	338
		780
Mississippi - 1.33%
The University of Southern Mississippi, S.M. Educational Building Corporation, Revenue Bonds, Series 2009 (Campus Facilities Improvements Project),
5.375%, 9-1-36	750	754

Missouri - 5.51%
City of Belton, Missouri, Tax Increment Revenue Bonds (Belton Town Centre Project), Series 2004,
6.250%, 3-1-24	200	147
Broadway-Fairview Transportation Development District (Columbia, Missouri), Transportation Sales Tax Revenue Bonds, Series 2006A,
6.125%, 12-1-36	175	106
Grindstone Plaza Transportation Development District (Columbia, Missouri), Transportation Sales Tax Revenue Bonds, Series 2006A,
5.550%, 10-1-36	250	136
The Industrial Development Authority of the City of Kansas City, Missouri, Revenue Bonds, Series 2004 (Plaza Library Project),
5.900%, 3-1-24	200	165
City of Kearney, Missouri, General Obligation Bonds, Series 2001,
5.500%, 3-1-16	350	375
Health and Educational Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds (SSM Health Care), Series 2008A,
5.000%, 6-1-36	500	459
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (City of Branson, Missouri) (Branson Landing Project), Series 2004A,
5.250%, 12-1-19	65	59
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (City of Independence, Missouri - Events Center Project), Series 2009A,
6.625%, 4-1-33	500	504
Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (Homeownership Loan Program), 2005 Series D,
6.000%, 3-1-36	145	148
The Industrial Development Authority of the County of Platte County, Missouri, Transportation Revenue Bonds (Zona Rosa Phase II Retail Project), Series 2007,
6.850%, 4-1-29	250	189
Platte County R-III School District Building Corporation, Leasehold Refunding and Improvement Revenue Bonds, Series 2008 (Platte County R-III School District of Platte County, Missouri Project),
5.000%, 3-1-28	340	340
The Industrial Development Authority of St. Joseph, Missouri, Special Obligation Revenue Bonds (City of St. Joseph, Missouri - Sewerage System Improvements Project), Series 2007,
4.375%, 4-1-18	100	103
The Industrial Development Authority of the County of St. Louis, Missouri, Senior Living Facilities Revenue Bonds (Friendship Village of West County), Series 2007A,
5.500%, 9-1-28	500	384
		3,115
Nebraska - 2.36%
Nebraska Higher Education Loan Program, Inc., Senior Subordinate Bonds, 1993-2, Series A-5A,
6.200%, 6-1-13	225	226
Nebraska Public Power District, General Revenue Bonds, 2008 Series B,
5.000%, 1-1-15	1,000	1,107
		1,333
Nevada - 1.43%
City of Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,
8.000%, 6-15-30	500	501
Overton Power District No. 5 (Nevada), Special Obligation Revenue Bonds, (Series 2008),
6.500%, 12-1-18	290	309
		810
New Hampshire - 0.87%
New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Revenue Bonds, 2008 Series,
6.000%, 7-1-38	500	492

New Jersey - 1.38%
New Jersey Economic Development Authority, School Facilities Construction Bonds, 2005 Series O,
5.125%, 3-1-30	250	250
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, 2003 Series B-2,
5.000%, 12-15-16	500	533
		783
New Mexico - 1.08%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I Bonds, 2006 Series D,
6.000%, 1-1-37	90	89
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I Bonds, 2008 Series D-2,
5.250%, 7-1-30	500	519
		608
New York - 5.26%
The City of New York, General Obligation Bonds, Fiscal 2003 Series A Current Interest Bonds,
5.500%, 8-1-10	500	526
New York City Industrial Development Agency, Pilot Revenue Bonds, Series 2009A (Yankee Stadium Project):
0.000%, 3-1-25	500	186
0.000%, 3-1-26	500	171
0.000%, 3-1-27	500	158
Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds (State University Educational Facilities Issue), Series 2002B,
5.250%, 11-15-23	250	264
The Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred Twenty-Seventh Series,
5.500%, 12-15-14	500	534
The Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred Fifty-Second Series,
5.750%, 11-1-30	875	882
Suffolk County Industrial Development Agency (New York), Civic Facility Revenue Bonds, Series 1999A (The Southampton Hospital Association Civic Facility),
7.250%, 1-1-20	110	100
Suffolk County Industrial Development Agency (New York), Civic Facility Revenue Bonds, Series 1999B (The Southampton Hospital Association Civic Facility),
7.625%, 1-1-30	180	154
		2,975
North Carolina - 2.27%
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C,
6.000%, 1-1-19	250	266
North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds (University Health Systems of Eastern Carolina), Series 2008E-2 Bonds,
6.000%, 12-1-36	500	513
Town of Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009,
6.000%, 6-1-34	500	506
		1,285
Ohio - 3.16%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
6.000%, 6-1- 42	500	289
Hamilton County, Ohio, Sewer System Improvement Revenue Bonds, 2005 Series B (The Metropolitan Sewer District of Greater Cincinnati),
5.000%, 12-1-30	150	151
Ohio Air Quality Development Authority, State of Ohio, Air Quality Revenue Bonds (Ohio Power Company Project), Series 2008A,
7.125%, 6-1- 41	500	501
State of Ohio, Major New State Infrastructure Project Revenue Bonds, Series 2008-I,
6.000%, 6-15-17	395	475
Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio Bond Fund), Series 2007C (Midwest Terminals Project),
6.000%, 11-15-27	495	372
		1,788
Oklahoma - 4.37%
Cleveland County Justice Authority, Sales Tax Revenue Bonds (Cleveland County Detention Facility Project) Series 2009B,
5.750%, 3-1-29	500	493
Grand River Dam Authority, Revenue Bonds, Series 2008A,
5.000%, 6-1-18	905	1,040
The Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds (Waste Management of Oklahoma, Inc. Project), Series 2004A,
7.000%, 12-1-21	600	609
Tulsa Public Facilities Authority (Oklahoma), Assembly Center Lease Payment Revenue Bonds, Refunding Series 1985,
6.600%, 7-1-14	295	331
		2,473
Pennsylvania - 2.35%
City of Philadelphia, Pennsylvania, General Obligation Refunding Bonds, Series 2008A,
5.250%, 12-15-24	445	452
The School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series A of 2002, Prerefunded 2-1-12,
5.500%, 2-1-18	500	558
Schuylkill County Industrial Development Authority, Variable Rate Demand Revenue Bonds (Pine Grove Landfill, Inc. Project), 1995 Series,
5.100%, 10-1-19	320	320
		1,330
Rhode Island - 0.28%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, St. Joseph Health Services of Rhode Island Issue, Series 1999,
5.400%, 10-1-09	160	160

South Carolina - 0.84%
Tobacco Settlement Revenue Management Authority, 5% Tobacco Settlement Asset-Backed Refunding Bonds, Series 2008,
5.000%, 6-1-18	500	477

Tennessee - 1.21%
The Health, Educational and Housing Facility Board of the County of Shelby, Tennessee, Revenue Bonds, Series 2008C, (Methodist Le Bonheur Healthcare),
5.250%, 6-1-18	500	495
The Health, Educational and Housing Facilities Board of the County of Sullivan, Tennessee, Hospital Revenue Bonds (Wellmont Health System Project), Series 2006C,
5.250%, 9-1-26	300	189
		684
Texas - 11.81%
City of Arlington, Texas, Special Tax Revenue Bonds, Series 2008,
5.000%, 8-15-18	300	338
Cass County Industrial Development Corporation (Texas), Environmental Improvement, Revenue Refunding Bonds, 2009 Series A,
9.250%, 3-1-24 (B)	500	502
City of El Paso, Texas (El Paso County), Water and Sewer Revenue Refunding Bonds, Series 2008C,
5.000%, 3-1-17	500	557
Harris County Cultural Education Facilities Finance Corporation, Medical Facilities Revenue Refunding Bonds (Baylor College of Medicine), Series 2008D,
5.000%, 11-15-16	200	211
Hopkins County Hospital District (A political subdivision of the State of Texas located in Hopkins County), Hospital Revenue Bonds, Series 2008,
6.000%, 2-15-33	500	377
Howard County, Texas, General Obligation Bonds, Series 2008,
4.650%, 2-15-24	505	464
Lower Colorado River Authority, Refunding Revenue Bonds, Series 2008A,
5.750%, 5-15-23	500	534
North Central Texas Health Facilities Development Corporation, Retirement Facility Revenue Bonds (Northwest Senior Housing Corporation - Edgemere Project), Series 1999A,
7.250%, 11-15-19	235	249
North Texas Tollway Authority, System Revenue Refunding Bonds, Series 2008, First Tier Current Interest Bonds, Series 2008A,
6.000%, 1-1-25	500	521
North Texas Tollway Authority, System Revenue Refunding Bonds, Series 2008D,
0.000%, 1-1-30	1,000	280
Pflugerville Independent School District (Travis County, Texas), Unlimited Tax School Building Bonds, Series 2001,
5.500%, 8-15-19	250	277
Town of Prosper, Texas (Collin County), Combination Tax and Revenue Certificates of Obligation, Series 2008,
5.500%, 2-15-20	500	543
Prosper Independent School District (Collin and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008,
5.000%, 2-15-18	500	564
Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility Revenue Bonds (Northwest Senior Housing Corporation - Edgemere Project), Series 2006A,
6.000%, 11-15-36	500	343
Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility Revenue Bonds Buckingham Senior Living Community, Inc. Project), Series 2007,
5.625%, 11-15-27	250	174
Board of Regents, Texas State University System, Revenue Financing System Revenue Bonds, Series 2008,
5.250%, 3-15-19	355	404
Trinity River Authority of Texas, (Tarrant County Water Project), Improvement Revenue Bonds, Series 2008,
5.750%, 2-1-26	325	340
		6,678
Vermont - 0.33%
Vermont Housing Finance Agency, Single Family Housing Bonds, Series 27,
5.500%, 11-1-37	190	187

Virginia - 2.52%
Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007B-1 Senior Current Interest Bonds,
5.000%, 6-1- 47	250	127
Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 2008 Series E,
5.500%, 7-1-20	500	525
Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2008B,
5.250%, 8-1-22	250	280
Industrial Development Authority of Washington County, Virginia, Hospital Revenue Bonds (Mountain States Health Alliance), Series 2009C,
7.500%, 7-1-29	500	496
		1,428
Washington - 2.45%
Energy Northwest, Project No. 1 Refunding Electric Revenue Bonds, Series 2002-A,
5.750%, 7-1-16	500	543
Washington Health Care Facilities Authority, Revenue Bonds, Series 2009A (Swedish Health Services),
6.500%, 11-15-33	500	489
Washington Health Care Facilities Authority, Revenue Bonds, Series 2007C (Virginia Mason Medical Center),
5.500%, 8-15-36	500	356
		1,388
Wyoming - 1.29%
Housing Authority of the City of Cheyenne, Housing Revenue Bonds (Foxcrest II Project), Series 2004,
5.750%, 6-1-34	300	222
Wyoming Municipal Power Agency, Power Supply System Revenue Bonds, 2008 Series A,
5.250%, 1-1-23	500	510
		732

TOTAL MUNICIPAL BONDS - 97.49%		$55,149

(Cost: $56,275)

SHORT-TERM SECURITIES - 3.52%	Principal

Commercial Paper
Sonoco Products Co.,
0.550%, 4-1-09	$1,993	$1,993
(Cost: $1,993)
TOTAL INVESTMENT SECURITIES - 101.01%		$57,142

(Cost: $58,268)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.01%)		(574)

NET ASSETS - 100.00%		$56,568

Notes to Schedule of Investments

 (A)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(B)Purchased on a when-issued basis with settlement subsequent to March 31, 2009.

For Federal income tax purposes, cost of investments owned at March 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$58,277

Gross unrealized appreciation	$1,806
Gross unrealized depreciation	(2,941)
Net unrealized depreciation	$(1,135)

Geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITES
Ivy Funds, Inc.

AS OF MARCH 31, 2009

(In thousands, except per share amounts)	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Small Cap Growth Fund	Ivy Asset Strategy Fund

ASSETS
Investments in unaffiliated securities at market value+	$375,450	$150,228	$552,631	$95,550	$251,159	$9,695,664
Investments in affiliated securities at market value+	––	––	––	––	––	2,838
Bullion at market value+	––	––	––	––	––	1,983,320

Investments at Market Value	375,450	150,228	552,631	95,550	251,159	11,681,822

Cash denominated in foreign currencies at market value+	––	––	––	––	––	50,632
Initial margin deposit	––	––	––	––	––	52,612
Unrealized appreciation on forward currency contracts	––	––	––	––	––	71,363
Investments sold receivable	330	331	3,284	119	1,287	100,019
Dividends and interest receivable	300	249	445	88	19	32,443
Capital shares sold receivable	860	143	5,687	143	457	113,055
Receivable from affiliates	7	3	349	101	3	900
Prepaid and other assets	35	29	47	27	32	318

Total Assets	376,982	150,983	562,443	96,028	252,957	12,103,164

LIABILITIES
Investments purchased payable	3,168	1,158	334	––	2,059	452,518
Variation margin payable	––	––	––	––	––	7,751
Unrealized depreciation on forward currency contracts	––	––	––	––	––	24,080
Capital shares redeemed payable	387	485	1,166	158	468	9,483
Directors' fees payable	11	53	27	15	89	188
Due to custodian	281	40	120	26	496	9,609
Distribution and service fees payable	3	3	4	1	4	181
Shareholder servicing payable	282	93	239	90	134	4,899
Investment management fee payable	6	3	11	2	6	182
Accounting services fee payable	11	6	12	4	8	22
Written options at market value+	2,286	––	––	647	––	––
Other liabilities	105	110	96	47	143	1,746

Total Liabilities	6,540	1,951	2,009	990	3,407	510,659

Total Net Assets	$370,442	$149,032	$560,434	$95,038	$249,550	$11,592,505

NET ASSETS
Capital stock ($0.01 par value)	$635	$256	$644	$112	$353	$6,258
Additional paid-in capital	720,077	199,192	723,651	142,063	383,412	15,107,891
Undistributed (distributions in excess of) net investment income	(11)	(61)	1,050	(12)	(92)	(39,104)
Accumulated net realized loss	(192,226)	(33,901)	(111,745)	(22,477)	(83,481)	(3,785,829)
Net unrealized appreciation (depreciation)	(158,033)	(16,454)	(53,166)	(24,648)	(50,642)	303,288

Total Net Assets	$370,442	$149,032	$560,434	$95,038	$249,550	$11,592,505

CAPITAL SHARES OUTSTANDING:
Class A	33,442	10,760	38,425	8,788	9,255	256,132
Class B	998	799	939	569	877	18,109
Class C	7,377	13,357	4,085	731	15,668	253,843
Class E	262	94	60	47	74	896
Class I	18,693	61	11,434	40	546	19,118
Class R	N/A	N/A	485	13	63	66
Class Y	2,740	572	8,925	979	8,839	77,630
NET ASSET VALUE PER SHARE:
Class A	$5.87	$6.04	$8.71	$8.57	$7.08	$18.69
Class B	$5.42	$5.54	$7.82	$7.81	$6.37	$18.23
Class C	$5.44	$5.61	$8.09	$8.06	$6.56	$18.30
Class E	$5.88	$6.03	$8.70	$8.48	$7.06	$18.74
Class I	$5.92	$6.47	$8.91	$8.81	$8.12	$18.81
Class R	N/A	N/A	$8.63	$8.54	$7.08	$18.65
Class Y	$5.90	$6.36	$8.83	$8.74	$7.96	$18.72
CAPITAL SHARES AUTHORIZED	270,000	145,000	215,000	130,000	240,000	1,340,000
+COST
Investments in unaffiliated securities at cost	$533,468	$166,682	$605,797	$120,235	$301,801	$9,618,618
Investments in affiliated securities at cost	––	––	––	––	––	7,268
Bullion at cost	––	––	––	––	––	1,817,384
Cash denominated in foreign currencies at cost	––	––	––	––	––	50,271
Written options premiums received at cost	2,271	––	––	684	––	––

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITES
Ivy Funds, Inc.

AS OF MARCH 31, 2009

(In thousands, except per share amounts)	Ivy Energy Fund	Ivy Science and Technology Fund	Ivy High Income Fund	Ivy Limited-Term Bond Fund		Ivy Money Market Fund	Ivy Municipal Bond Fund

ASSETS
Investments in unaffiliated securities at market value+	$42,558	$577,605	$341,439	$514,388		$332,899	$57,142

Investments at Market Value	42,558	577,605	341,439	514,388		332,899	57,142

Cash denominated in foreign currencies at market value+	––	5,409	––	––		––	––
Unrealized appreciation on forward currency contracts	––	––	413	––		––	––
Investments sold receivable	––	5,725	1,725	––	*	––	427
Dividends and interest receivable	59	1,074	7,739	4,390		1,817	812
Capital shares sold receivable	187	1,990	16,511	5,129		1,024	376
Receivable from affiliates	64	10	3	––		42	––
Prepaid and other assets	29	37	32	54		38	22

Total Assets	42,897	591,850	367,862	523,961		335,820	58,779

LIABILITIES
Investments purchased payable	––	6,644	24,726	7,981		––	2,045
Capital shares redeemed payable	97	629	170	4,674		1,441	91
Distributions payable	––	––	––	98		16	13
Directors' fees payable	1	39	11	13		8	5
Due to custodian	53	304	25	532		239	15
Distribution and service fees payable	–– *	6	4	7		3	1
Shareholder servicing payable	27	265	80	91		65	10
Investment management fee payable	1	14	6	5		4	1
Accounting services fee payable	3	13	9	12		8	3
Written options at market value+	––	5,746	––	––		––	––
Other liabilities	30	110	169	65		55	27

Total Liabilities	212	13,770	25,200	13,478		1,839	2,211

Total Net Assets	$42,685	$578,080	$342,662	$510,483		$333,981	$56,568

NET ASSETS
Capital stock ($0.01 par value)	$59	$274	$521	$474		$3,340	$54
Additional paid-in capital	63,855	688,172	387,707	495,756		330,621	58,163
Undistributed (distributions in excess of) net investment income	(1)	(39)	1,625	––		––	8
Accumulated net realized gain (loss)	(18,021)	(25,506)	(15,825)	(793)		20	(531)
Net unrealized appreciation (depreciation)	(3,207)	(84,821)	(31,366)	15,046		––	(1,126)

Total Net Assets	$42,685	$578,080	$342,662	$510,483		$333,981	$56,568

CAPITAL SHARES OUTSTANDING:
Class A	4,158	11,611	35,125	26,860		218,676	3,209
Class B	269	799	1,551	1,872		19,386	154
Class C	1,218	5,010	8,152	14,597		90,855	2,069
Class E	10	86	154	11		5,043	N/A
Class I	12	858	1,369	570		N/A	N/A
Class R	N/A	280	N/A	N/A		N/A	N/A
Class Y	229	8,801	5,749	3,473		N/A	N/A
NET ASSET VALUE PER SHARE:
Class A	$7.27	$21.07	$6.58	$10.77		$1.00	$10.41
Class B	$7.12	$19.19	$6.57	$10.77		$1.00	$10.41
Class C	$7.14	$19.65	$6.58	$10.77		$1.00	$10.41
Class E	$7.29	$21.05	$6.57	$10.77		$1.00	N/A
Class I	$7.32	$22.33	$6.58	$10.77		N/A	N/A
Class R	N/A	$21.02	N/A	N/A		N/A	N/A
Class Y	$7.30	$21.90	$6.58	$10.77		N/A	N/A
CAPITAL SHARES AUTHORIZED	100,000	190,000	185,000	155,000		830,000	60,000
+COST
Investments in unaffiliated securities at cost	$45,765	$659,346	$373,218	$499,342		$332,899	$58,268
Cash denominated in foreign currencies at cost	––	6,029	––	––		––	––
Written options premiums received at cost	––	3,279	––	––		––	––

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds, Inc.

FOR THE FISCAL YEAR ENDED MARCH 31, 2009

(In thousands)	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Small Cap Growth Fund	Ivy Asset Strategy Fund

INVESTMENT INCOME
Dividends	$6,086	$3,433	$7,464	$1,402	$607	$123,809
Foreign dividend withholding tax	(36)	(15)	(35)	–– *	(15)	(5,137)
Interest and amortization	365	199	414	175	528	145,618
Foreign interest withholding tax	––	––	––	––	––	(720)

Total Investment Income	6,415	3,617	7,843	1,577	1,120	263,570

EXPENSES
Investment management fee	3,633	1,397	3,489	1,070	2,874	72,323
Distribution and service fees:
Class A	773	200	772	247	207	13,552
Class B	89	69	102	75	86	3,454
Class C	641	1,091	364	83	1,443	50,650
Class E	5	2	1	1	1	37
Class R	N/A	N/A	14	1	2	1
Class Y	101	7	219	26	250	3,953
Shareholder servicing:
Class A	920	286	924	490	386	7,542
Class B	44	40	65	62	62	753
Class C	180	388	103	45	506	7,802
Class E	17	6	5	7	9	89
Class I	232	–– *	86	1	3	400
Class R	N/A	N/A	6	–– *	1	1
Class Y	72	5	138	16	155	3,008
Registration fees	130	78	124	86	85	889
Custodian fees	70	13	27	11	22	4,498
Directors' fees	12	(14)	5	(3)	(25)	305
Accounting services fee	161	83	148	66	118	270
Legal fees	9	3	9	2	6	304
Audit fees	11	14	14	12	19	36
Other	185	134	144	63	187	2,564

Total Expenses	7,285	3,802	6,759	2,361	6,397	172,431

Less:
Expenses in excess of limit	(13)	(4)	(709)	(174)	(5)	(1,055)

Total Net Expenses	7,272	3,798	6,050	2,187	6,392	171,376

Net Investment Income (Loss)	(857)	(181)	1,793	(610)	(5,272)	92,194

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(150,502)	(21,631)	(102,575)	(441)	(76,003)	(3,726,237)
Futures contracts	––	1,216	––	––	––	67,196
Written options	1,560	––	––	(1,581)	––	(35,718)
Swap agreements	––	––	––	––	––	97
Forward currency contracts	––	––	––	––	––	(10,547)
Foreign currency exchange transactions	––	(12)	––	––	(3)	(147,059)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(140,801)	(60,057)	(113,700)	(49,048)	(41,555)	(47,491)
Investments in affiliated securities	––	––	––	––	––	(4,070)
Futures contracts	––	––	––	––	––	219,880
Written options	(14)	––	––	221	––	––
Forward currency contracts	––	––	––	––	––	(67,135)
Foreign currency exchange transactions	––	(15)	––	––	––	156

Net Realized and Unrealized Loss	(289,757)	(80,499)	(216,275)	(50,849)	(117,561)	(3,750,928)

Net Decrease in Net Assets Resulting from Operations	$(290,614)	$(80,680)	$(214,482)	$(51,459)	$(122,833)	$(3,658,734)

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds, Inc.

FOR THE FISCAL YEAR ENDED MARCH 31, 2009

(In thousands)	Ivy Energy Fund	Ivy Science and Technology Fund	Ivy High Income Fund	Ivy Limited-Term Bond Fund		Ivy Money Market Fund	Ivy Municipal Bond Fund

INVESTMENT INCOME
Dividends	$456	$3,702	$4	$––		$––	$––
Foreign dividend withholding tax	(10)	(83)	––	––		––	––
Interest and amortization	72	4,067	19,605	9,166		4,635	2,133

Total Investment Income	518	7,686	19,609	9,166		4,635	2,133

EXPENSES
Investment management fee	388	4,829	1,134	1,214		836	224
Distribution and service fees:
Class A	84	622	363	377		––	64
Class B	21	176	72	109		139	11
Class C	61	1,142	194	692		586	158
Class E	–– *	4	2	––	*	––	N/A
Class R	N/A	21	N/A	N/A		N/A	N/A
Class Y	10	418	21	28		N/A	–– *
Shareholder servicing:
Class A	150	742	456	301		245	38
Class B	12	100	45	29		23	2
Class C	18	391	62	97		60	26
Class E	–– *	24	8	––	*	6	N/A
Class I	–– *	25	3	2		N/A	N/A
Class R	N/A	9	N/A	N/A		N/A	N/A
Class Y	8	277	13	18		N/A	–– *
Registration fees	78	101	86	95		88	60
Custodian fees	15	57	10	14		16	6
Directors' fees	1	2	–– *	3		3	–– *
Accounting services fee	35	159	76	91		81	32
Legal fees	1	9	7	5		7	1
Audit fees	12	18	16	10		10	12
Other	25	176	100	52		97	23

Total Expenses	919	9,302	2,668	3,137		2,197	657

Less:
Expenses in excess of limit	(110)	(15)	(4)	(364)		(42)	––

Total Net Expenses	809	9,287	2,664	2,773		2,155	657

Net Investment Income (Loss)	(291)	(1,601)	16,945	6,393		2,480	1,476

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(17,231)	(20,157)	(13,301)	(542)		34	(73)
Futures contracts	––	––	––	––		––	(38)
Written options	178	6,582	––	––		––	––
Forward currency contracts	––	––	16	––		––	––
Foreign currency exchange transactions	––	(172)	(30)	––		––	––
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(7,635)	(114,794)	(19,003)	13,272		––	(999)
Written options	––	(3,751)	––	––		––	––
Forward currency contracts	––	––	413	––		––	––
Foreign currency exchange transactions	––	(622)	(3)	––		––	––

Net Realized and Unrealized Gain (Loss)	(24,688)	(132,914)	(31,908)	12,730		34	(1,110)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,979)	$(134,515)	$(14,963)	$19,123		$2,514	$366

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

	Ivy Capital Appreciation Fund		Ivy Core Equity Fund		Ivy Large Cap Growth Fund
(In thousands)	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(857)	$(533)	$(181)	$(254)	$1,793	$(754)
Net realized gain (loss) on investments	(148,942)	(38,841)	(20,427)	(264)	(102,575)	1,641
Net change in unrealized appreciation (depreciation)	(140,815)	(25,582)	(60,072)	4,552	(113,700)	13,352

Net Increase (Decrease) in Net Assets Resulting from Operations	(290,614)	(64,956)	(80,680)	4,034	(214,482)	14,239

Distributions to Shareholders From:
Net investment income:
Class A	––	––	––	––	(270)	––
Class B	––	––	––	––	––	––
Class C	––	––	––	––	––	––
Class E	––	––	––	––	(1)	––
Class I	––	––	––	––	(329)	––
Class R	––	––	––	––	––	––
Class Y	––	––	––	––	(111)	––
Net realized gains:
Class A	––	(3,693)	––	(8,361)	––	(2,520)
Class B	––	(35)	––	(890)	––	(133)
Class C	––	(272)	––	(13,130)	––	(253)
Class E	––	(22)	––	(33)	––	(2)
Class I	––	(138)	––	(20)	––	(11)
Class R	––	––	––	––	––	(3)
Class Y	––	(566)	––	(190)	––	(904)
Tax return of capital:
Class A	(31)	––	(195)	––	––	––
Class B	––	––	(13)	––	––	––
Class C	(7)	––	(254)	––	––	––
Class E	–– *	––	(1)	––	––	––
Class I	(13)	––	(1)	––	––	––
Class Y	(3)	––	(6)	––	––	––

Total Distributions to Shareholders	(54)	(4,726)	(470)	(22,624)	(711)	(3,826)

Capital Share Transactions	103,795	543,587	(4,806)	(1,975)	339,110	174,385

Net Increase (Decrease) in Net Assets	(186,873)	473,905	(85,956)	(20,565)	123,917	184,798
Net Assets, Beginning of Period	557,315	83,410	234,988	255,553	436,517	251,719

Net Assets, End of Period	$370,442	$557,315	$149,032	$234,988	$560,434	$436,517

Undistributed (distributions in excess of) net investment income	$(11)	$(11)	$(61)	$(72)	$1,050	$(33)

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

	Ivy Mid Cap Growth Fund		Ivy Small Cap Growth Fund		Ivy Asset Strategy Fund
(In thousands)	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(610)	$(1,156)	$(5,272)	$(6,453)	$92,194	$20,181
Net realized gain (loss) on investments	(2,022)	14,240	(76,006)	65,663	(3,852,268)	1,125,618
Net change in unrealized appreciation (depreciation)	(48,827)	(17,001)	(41,555)	(98,127)	101,340	32,658

Net Increase (Decrease) in Net Assets Resulting from Operations	(51,459)	(3,917)	(122,833)	(38,917)	(3,658,734)	1,178,457

Distributions to Shareholders From:
Net investment income:
Class A	––	––	––	––	(8,799)	(18,268)
Class B	––	––	––	––	––	––
Class C	––	––	––	––	––	––
Class E	––	––	––	––	––	(6)
Class I	––	––	––	––	(452)	(74)
Class R	––	––	––	––	–– *	––
Class Y	––	––	––	––	(2,090)	(4,268)
Net realized gains:
Class A	––	––	(681)	(15,185)	(501,533)	(23,122)
Class B	––	––	(71)	(2,019)	(35,947)	(1,177)
Class C	––	––	(1,217)	(32,390)	(506,059)	(17,638)
Class E	––	––	(5)	(82)	(1,668)	(34)
Class I	––	––	(10)	(240)	(20,999)	(95)
Class R	––	––	(3)	(25)	(38)	––
Class Y	––	––	(727)	(19,201)	(153,041)	(7,377)
Tax return of capital:
Class A	––	––	––	––	(2,390)	––
Class B	––	––	––	––	(171)	––
Class C	––	––	––	––	(2,411)	––
Class E	––	––	––	––	(8)	––
Class I	––	––	––	––	(100)	––
Class R	––	––	––	––	–– *	––
Class Y	––	––	––	––	(729)	––

Total Distributions to Shareholders	––	––	(2,714)	(69,142)	(1,236,435)	(72,059)

Capital Share Transactions	5,526	7,420	(47,553)	(6,971)	4,236,876	8,551,278

Net Increase (Decrease) in Net Assets	(45,933)	3,503	(173,100)	(115,030)	(658,293)	9,657,676
Net Assets, Beginning of Period	140,971	137,468	422,650	537,680	12,250,798	2,593,122

Net Assets, End of Period	$95,038	$140,971	$249,550	$422,650	$11,592,505	$12,250,798

Distributions in excess of net
investment income	$(12)	$(18)	$(92)	$(123)	$(39,296)	$(2,169)

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

	Ivy Energy Fund		Ivy Science and Technology Fund		Ivy High Income Fund
(In thousands)	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(291)	$(139)	$(1,601)	$(3,067)	$16,945	$10,289
Net realized gain (loss) on investments	(17,053)	(871)	(13,747)	67,264	(13,315)	(374)
Net change in unrealized appreciation (depreciation)	(7,635)	4,102	(119,167)	(38,020)	(18,593)	(15,331)

Net Increase (Decrease) in Net Assets Resulting from Operations	(24,979)	3,092	(134,515)	26,177	(14,963)	(5,416)

Distributions to Shareholders From:
Net investment income:
Class A	––	––	––	––	(12,401)	(8,074)
Class B	––	––	––	––	(534)	(465)
Class C	––	––	––	––	(1,524)	(1,122)
Class E	––	––	––	––	(64)	(31)
Class I	––	––	––	––	(166)	(19)
Class R	––	––	––	––	––	––
Class Y	––	––	––	––	(699)	(387)
Net realized gains:
Class A	––	(33)	(11,497)	(27,369)	––	––
Class B	––	––	(772)	(2,369)	––	––
Class C	––	––	(5,238)	(13,353)	––	––
Class E	––	–– *	(78)	(111)	––	––
Class I	––	(1)	(1,037)	(295)	––	––
Class R	––	––	(252)	(131)	––	––
Class Y	––	(8)	(8,025)	(15,381)	––	––
Tax return of capital:
Class A	––	––	(72)	––	––	––
Class B	––	––	(4)	––	––	––
Class C	––	––	(32)	––	––	––
Class E	––	––	(1)	––	––	––
Class I	––	––	(7)	––	––	––
Class R	––	––	(1)	––	––	––
Class Y	––	––	(51)	––	––	––

Total Distributions to Shareholders	––	(42)	(27,067)	(59,009)	(15,388)	(10,098)

Capital Share Transactions	30,651	26,373	185,429	196,375	219,957	54,878

Net Increase in Net Assets	5,672	29,423	23,847	163,543	189,606	39,364
Net Assets, Beginning of Period	37,013	7,590	554,233	390,690	153,056	113,692

Net Assets, End of Period	$42,685	$37,013	$578,080	$554,233	$342,662	$153,056

Undistributed (distributions in excess of) net investment income	$(1)	$–– *	$(39)	$(50)	$1,625	$116

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

Ivy Limited-Term Bond Fund			Ivy Money Market Fund		Ivy Municipal Bond Fund
(In thousands)	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08	Fiscal year ended 3-31-09	Fiscal year ended 3-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,393	$2,348	$2,480	$3,326	$1,476	$878
Net realized gain (loss) on investments	(542)	455	34	(1)	(111)	(52)
Net change in unrealized appreciation (depreciation)	13,272	1,968	––	––	(999)	(835)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,123	4,771	2,514	3,325	366	(9)

Distributions to Shareholders From:
Net investment income:
Class A	(4,357)	(1,806)	(2,020)	(2,890)	(970)	(468)
Class B	(226)	(151)	(80)	(122)	(34)	(29)
Class C	(1,465)	(337)	(342)	(295)	(475)	(376)
Class E	(4)	(4)	(38)	(19)	––	––
Class I	(46)	(5)	––	––	––	––
Class Y	(324)	(45)	––	––	–– *	(1)
Net realized gains:
Class A	––	––	(7)	––	––	––
Class B	––	––	(1)	––	––	––
Class C	––	––	(5)	––	––	––
Class E	––	––	–– *	––	––	––
Class I	––	––	––	––	––	––
Class Y	––	––	––	––	––	––

Total Distributions to Shareholders	(6,422)	(2,348)	(2,493)	(3,326)	(1,479)	(874)

Capital Share Transactions	402,887	39,040	216,973	48,438	24,712	8,819

Net Increase in Net Assets	415,588	41,463	216,994	48,437	23,599	7,936
Net Assets, Beginning of Period	94,895	53,432	116,987	68,550	32,969	25,033

Net Assets, End of Period	$510,483	$94,895	$333,981	$116,987	$56,568	$32,969

Undistributed net investment income	$––	$––	$––	$––	$8	$12

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Capital Appreciation Fund(1)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital

Class A Shares
Fiscal year ended 3-31-2009	$9.71	$(0.01	)(2)	$(3.83	)(2)	$(3.84)	$––	$––	$––	*
Fiscal year ended 3-31-2008	10.09	(0.00	)(2)	(0.27	)(2)	(0.27)	––	(0.11)	––
Fiscal year ended 3-31-2007	9.16	0.00	(2)	0.93	(2)	0.93	––	––	––
Fiscal year ended 3-31-2006	7.99	(0.03	)(2)	1.20	(2)	1.17	––	––	––
Fiscal year ended 3-31-2005	7.52	(0.02)		0.49		0.47	––	––	––
Class B Shares
Fiscal year ended 3-31-2009	9.05	(0.14)		(3.49)		(3.63)	––	––	––
Fiscal year ended 3-31-2008	9.43	(0.10	)(2)	(0.25	)(2)	(0.35)	––	(0.03)	––
Fiscal year ended 3-31-2007	8.65	(0.09	)(2)	0.87	(2)	0.78	––	––	––
Fiscal year ended 3-31-2006	7.62	(0.11	)(2)	1.14	(2)	1.03	––	––	––
Fiscal year ended 3-31-2005	7.26	(0.01)		0.37		0.36	––	––	––
Class C Shares
Fiscal year ended 3-31-2009	9.06	(0.09)		(3.53)		(3.62)	––	––	––	*
Fiscal year ended 3-31-2008	9.45	(0.08	)(2)	(0.28	)(2)	(0.36)	––	(0.03)	––
Fiscal year ended 3-31-2007	8.64	(0.07	)(2)	0.88	(2)	0.81	––	––	––
Fiscal year ended 3-31-2006	7.60	(0.09	)(2)	1.13	(2)	1.04	––	––	––
Fiscal year ended 3-31-2005	7.24	0.03		0.33		0.36	––	––	––
Class E Shares
Fiscal year ended 3-31-2009	9.70	(0.01)		(3.81)		(3.82)	––	––	––	*
Fiscal year ended 3-31-2008(4)	10.12	(0.03	)(2)	(0.30	)(2)	(0.33)	––	(0.09)	––
Class I Shares
Fiscal year ended 3-31-2009	9.74	0.02	(2)	(3.84	)(2)	(3.82)	––	––	––	*
Fiscal year ended 3-31-2008(4)	10.14	0.02	(2)	(0.29	)(2)	(0.27)	––	(0.13)	––
Class Y Shares
Fiscal year ended 3-31-2009	9.73	0.00		(3.83)		(3.83)	––	––	––	*
Fiscal year ended 3-31-2008	10.10	0.00	(2)	(0.26	)(2)	(0.26)	––	(0.11)	––
Fiscal year ended 3-31-2007	9.16	0.01	(2)	0.93	(2)	0.94	––	––	––
Fiscal year ended 3-31-2006	7.99	(0.02	)(2)	1.19	(2)	1.17	––	––	––
Fiscal year ended 3-31-2005(6)	7.33	0.03		0.63		0.66	––	––	––
*Not shown due to rounding.
(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Based on average weekly shares outstanding.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(5)For the fiscal year ended March 31, 2008.
(6)For the period from September 15, 2004 (commencement of operations of the class) through March 31, 2005.
(7)Annualized.
(8)For the fiscal year ended March 31, 2005.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Total Distribu- tions		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)			Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver			Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$ –– *	$5.87	-39.54	%(3)	$196		1.31%		-0.18%		––%		––%		77%
Fiscal year ended 3-31-2008	(0.11)	9.71	-2.83	%(3)	393		1.15%		-0.01%		––%		––%		81%
Fiscal year ended 3-31-2007	––	10.09	10.15	%(3)	58		1.35%		0.05%		1.40%		0.00%		95%
Fiscal year ended 3-31-2006	––	9.16	14.64	%(3)	36		1.30%		-0.29%		1.55%		-0.54%		60%
Fiscal year ended 3-31-2005	––	7.99	6.25	%(3)	11		1.19%		0.03%		1.84%		-0.62%		62%
Class B Shares
Fiscal year ended 3-31-2009	––	5.42	-40.11%		5		2.29%		-1.17%		––%		––%		77%
Fiscal year ended 3-31-2008	(0.03)	9.05	-3.76%		12		2.13%		-0.99%		––%		––%		81%
Fiscal year ended 3-31-2007	––	9.43	9.02%		4		2.47%		-1.07%		2.51%		-1.11%		95%
Fiscal year ended 3-31-2006	––	8.65	13.52%		2		2.31%		-1.30%		2.56%		-1.55%		60%
Fiscal year ended 3-31-2005	––	7.62	4.96%		1		2.03%		-0.81%		2.68%		-1.46%		62%
Class C Shares
Fiscal year ended 3-31-2009	–– *	5.44	-39.95%		40		2.03%		-0.91%		––%		––%		77%
Fiscal year ended 3-31-2008	(0.03)	9.06	-3.82%		80		1.89%		-0.77%		––%		––%		81%
Fiscal year ended 3-31-2007	––	9.45	9.38%		11		2.14%		-0.75%		2.18%		-0.79%		95%
Fiscal year ended 3-31-2006	––	8.64	13.68%		7		2.07%		-1.05%		2.32%		-1.30%		60%
Fiscal year ended 3-31-2005	––	7.60	4.97%		2		2.15%		-0.96%		2.80%		-1.61%		62%
Class E Shares
Fiscal year ended 3-31-2009	–– *	5.88	-39.37	%(3)	2		1.23%		-0.10%		1.85%		-0.72%		77%
Fiscal year ended 3-31-2008(4)	(0.09)	9.70	-3.40	%(3)	2		1.35	%(7)	-0.28	%(7)	1.73	%(7)	-0.66	%(7)	81	%(5)
Class I Shares
Fiscal year ended 3-31-2009	–– *	5.92	-39.21%		111		0.90%		0.28%		––%		––%		77%
Fiscal year ended 3-31-2008(4)	(0.13)	9.74	-2.83%		12		0.86	%(7)	0.23	%(7)	––%		––%		81	%(5)
Class Y Shares
Fiscal year ended 3-31-2009	–– *	5.90	-39.35%		16		1.16%		-0.07%		––%		––%		77%
Fiscal year ended 3-31-2008	(0.11)	9.73	-2.83%		58		1.14%		0.00%		––%		––%		81%
Fiscal year ended 3-31-2007	––	10.10	10.37%		10		1.27%		0.16%		1.31%		0.12%		95%
Fiscal year ended 3-31-2006	––	9.16	14.64%		1		1.20%		-0.23%		1.45%		-0.48%		60%
Fiscal year ended 3-31-2005(6)	––	7.99	9.00%		––	*	1.11	%(7)	0.47	%(7)	1.76	%(7)	-0.18	%(7)	62	%(8)

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Core Equity Fund
Net Asset Value, Beginning of Period		Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital

Class A Shares
Fiscal year ended 3-31-2009	$9.33	$0.00		$(3.27)		(3.27)	$ ––	$ ––	$(0.02)
Fiscal year ended 3-31-2008	10.03	0.01		0.25		0.26	––	(0.96)	––
Fiscal year ended 3-31-2007	10.24	0.00		0.88		0.88	––	(1.09)	––
Fiscal year ended 3-31-2006	9.03	0.00		1.21		1.21	––	––	––
Fiscal year ended 3-31-2005	8.08	0.02		0.93		0.95	––	––	––
Class B Shares
Fiscal year ended 3-31-2009	8.64	(0.11)		(2.98)		(3.09)	––	––	(0.01)
Fiscal year ended 3-31-2008	9.34	(0.06)		0.22		0.16	––	(0.86)	––
Fiscal year ended 3-31-2007	9.70	(0.07)		0.80		0.73	––	(1.09)	––
Fiscal year ended 3-31-2006	8.63	(0.10)		1.17		1.07	––	––	––
Fiscal year ended 3-31-2005	7.78	(0.07)		0.92		0.85	––	––	––
Class C Shares
Fiscal year ended 3-31-2009	8.74	(0.06)		(3.05)		(3.11)	––	––	(0.02)
Fiscal year ended 3-31-2008	9.44	(0.05)		0.22		0.17	––	(0.87)	––
Fiscal year ended 3-31-2007	9.77	(0.06)		0.82		0.76	––	(1.09)	––
Fiscal year ended 3-31-2006	8.68	(0.09)		1.18		1.09	––	––	––
Fiscal year ended 3-31-2005	7.82	(0.06)		0.92		0.86	––	––	––
Class E Shares
Fiscal year ended 3-31-2009	9.33	0.02	(2)	(3.30	)(2)	(3.28)	––	––	(0.02)
Fiscal year ended 3-31-2008(3)	10.05	(0.03	)(2)	0.26	(2)	0.23	––	(0.95)	––
Class I Shares
Fiscal year ended 3-31-2009	9.93	0.08	(2)	(3.52	)(2)	(3.44)	––	––	(0.02)
Fiscal year ended 3-31-2008(3)	10.52	0.10		0.30		0.40	––	(0.99)	––
Class Y Shares
Fiscal year ended 3-31-2009	9.80	0.06	(2)	(3.48	)(2)	(3.42)	––	––	(0.02)
Fiscal year ended 3-31-2008	10.49	0.06	(2)	0.22	(2)	0.28	––	(0.97)	––
Fiscal year ended 3-31-2007	10.65	0.04	(2)	0.89	(2)	0.93	––	(1.09)	––
Fiscal year ended 3-31-2006	9.38	0.09		1.18		1.27	––	––	––
Fiscal year ended 3-31-2005	8.37	0.25		0.76		1.01	––	––	––

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Based on average weekly shares outstanding.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(4)For the fiscal year ended March 31, 2008.
(5)Annualized.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Total Distribu- tions		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)			Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$(0.02)	$6.04	-35.09	%(1)	$65		1.46%		0.38%		––%	––%	115%
Fiscal year ended 3-31-2008	(0.96)	9.33	1.52	%(1)	88		1.35%		0.36%		––%	––%	81%
Fiscal year ended 3-31-2007	(1.09)	10.03	8.54	%(1)	83		1.37%		0.21%		––%	––%	114%
Fiscal year ended 3-31-2006	––	10.24	13.40	%(1)	74		1.42%		-0.03%		––%	––%	79%
Fiscal year ended 3-31-2005	––	9.03	11.76	%(1)	65		1.50%		0.07%		––%	––%	42%
Class B Shares
Fiscal year ended 3-31-2009	(0.01)	5.54	-35.75%		4		2.48%		-0.68%		––%	––%	115%
Fiscal year ended 3-31-2008	(0.86)	8.64	0.65%		9		2.27%		-0.51%		––%	––%	81%
Fiscal year ended 3-31-2007	(1.09)	9.34	7.45%		11		2.29%		-0.71%		––%	––%	114%
Fiscal year ended 3-31-2006	––	9.70	12.40%		11		2.32%		-0.94%		––%	––%	79%
Fiscal year ended 3-31-2005	––	8.63	10.93%		12		2.36%		-0.77%		––%	––%	42%
Class C Shares
Fiscal year ended 3-31-2009	(0.02)	5.61	-35.63%		75		2.21%		-0.42%		––%	––%	115%
Fiscal year ended 3-31-2008	(0.87)	8.74	0.78%		135		2.11%		-0.34%		––%	––%	81%
Fiscal year ended 3-31-2007	(1.09)	9.44	7.71%		159		2.13%		-0.55%		––%	––%	114%
Fiscal year ended 3-31-2006	––	9.77	12.56%		173		2.17%		-0.79%		––%	––%	79%
Fiscal year ended 3-31-2005	––	8.68	11.00%		183		2.22%		-0.63%		––%	––%	42%
Class E Shares
Fiscal year ended 3-31-2009	(0.02)	6.03	-35.20	%(1)	1		1.56%		0.31%		2.12%	-0.25%	115%
Fiscal year ended 3-31-2008(3)	(0.95)	9.33	1.22	%(1)	1		1.80	%(5)	-0.43	%(5)	––%	––%	81	%(4)
Class I Shares
Fiscal year ended 3-31-2009	(0.02)	6.47	-34.68%		––	*	0.97%		1.03%		––%	––%	115%
Fiscal year ended 3-31-2008(3)	(0.99)	9.93	2.80%		––	*	0.99	%(5)	0.72	%(5)	––%	––%	81	%(4)
Class Y Shares
Fiscal year ended 3-31-2009	(0.02)	6.36	-34.94%		4		1.23%		0.71%		––%	––%	115%
Fiscal year ended 3-31-2008	(0.97)	9.80	1.67%		2		1.22%		0.60%		––%	––%	81%
Fiscal year ended 3-31-2007	(1.09)	10.49	8.69%		3		1.21%		0.35%		––%	––%	114%
Fiscal year ended 3-31-2006	––	10.65	13.54%		2		1.22%		0.16%		––%	––%	79%
Fiscal year ended 3-31-2005	––	9.38	12.07%		2		1.24%		0.34%		––%	––%	42%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Large Cap Growth Fund
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$13.17	$0.04	(1)	$(4.49	)(1)	$(4.45)	$(0.01)	$––	$(0.01)
Fiscal year ended 3-31-2008	11.82	(0.02	)(1)	1.49	(1)	1.47	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.61	(0.03)		0.24		0.21	––	––	––
Fiscal year ended 3-31-2006	9.54	(0.06)		2.13		2.07	––	––	––
Fiscal year ended 3-31-2005	9.27	(0.03)		0.30		0.27	––	––	––
Class B Shares
Fiscal year ended 3-31-2009	11.98	(0.10	)(1)	(4.06	)(1)	(4.16)	––	––	––
Fiscal year ended 3-31-2008	10.89	(0.16)		1.37		1.21	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	10.83	(0.12)		0.18		0.06	––	––	––
Fiscal year ended 3-31-2006	8.99	(0.14)		1.98		1.84	––	––	––
Fiscal year ended 3-31-2005	8.83	(0.05)		0.21		0.16	––	––	––
Class C Shares
Fiscal year ended 3-31-2009	12.33	(0.05	)(1)	(4.19	)(1)	(4.24)	––	––	––
Fiscal year ended 3-31-2008	11.18	(0.13	)(1)	1.40	(1)	1.27	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.09	(0.12)		0.21		0.09	––	––	––
Fiscal year ended 3-31-2006	9.18	(0.10)		2.01		1.91	––	––	––
Fiscal year ended 3-31-2005	8.99	(0.09)		0.28		0.19	––	––	––
Class E Shares
Fiscal year ended 3-31-2009	13.16	0.04	(1)	(4.49	)(1)	(4.45)	(0.01)	––	(0.01)
Fiscal year ended 3-31-2008(3)	11.84	(0.02	)(1)	1.46	(1)	1.44	––	(0.12)	(0.12)
Class I Shares
Fiscal year ended 3-31-2009	13.46	0.06	(1)	(4.58	)(1)	(4.52)	(0.03)	––	(0.03)
Fiscal year ended 3-31-2008(3)	11.99	0.01	(1)	1.58	(1)	1.59	––	(0.12)	(0.12)
Class R Shares
Fiscal year ended 3-31-2009	13.08	0.02	(1)	(4.47	)(1)	(4.45)	––	––	––
Fiscal year ended 3-31-2008	11.78	(0.06	)(1)	1.48	(1)	1.42	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.60	(0.06)		0.24		0.18	––	––	––
Fiscal year ended 3-31-2006(5)	11.27	(0.03)		0.36		0.33	––	––	––
Class Y Shares
Fiscal year ended 3-31-2009	13.35	0.05	(1)	(4.55	)(1)	(4.50)	(0.02)	––	(0.02)
Fiscal year ended 3-31-2008	11.97	(0.01	)(1)	1.51	(1)	1.50	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.74	(0.01)		0.24		0.23	––	––	––
Fiscal year ended 3-31-2006	9.62	(0.04)		2.16		2.12	––	––	––
Fiscal year ended 3-31-2005	9.32	0.00		0.30		0.30	––	––	––

*Not shown due to rounding.
(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(4)For the fiscal year ended March 31, 2008.
(5)For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.
(6)Annualized.
(7)For the fiscal year ended March 31, 2006.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Net Asset Value, End of Period		Total Return	Net Assets, End of Period (in millions)			Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$8.71	-33.80	%(2)	$335		1.15%		0.40%		1.34%		0.21%		76%
Fiscal year ended 3-31-2008	13.17	12.32	%(2)	278		1.15%		-0.13%		1.29%		-0.27%		79%
Fiscal year ended 3-31-2007	11.82	1.81	%(2)	162		1.20%		-0.44%		1.39%		-0.44%		93%
Fiscal year ended 3-31-2006	11.61	21.70	%(2)	157		1.41%		-0.62%		––%		––%		79%
Fiscal year ended 3-31-2005	9.54	2.91	%(2)	82		1.50%		-0.31%		1.52%		-0.33%		131%
Class B Shares
Fiscal year ended 3-31-2009	7.82	-34.73%		7		2.49%		-1.01%		––%		––%		76%
Fiscal year ended 3-31-2008	11.98	10.98%		13		2.32%		-1.28%		––%		––%		79%
Fiscal year ended 3-31-2007	10.89	0.55%		12		2.42%		-1.48%		––%		––%		93%
Fiscal year ended 3-31-2006	10.83	20.47%		11		2.45%		-1.65%		––%		––%		79%
Fiscal year ended 3-31-2005	8.99	1.81%		8		2.53%		-1.30%		––%		––%		131%
Class C Shares
Fiscal year ended 3-31-2009	8.09	-34.39%		33		2.08%		-0.54%		––%		––%		76%
Fiscal year ended 3-31-2008	12.33	11.23%		34		2.07%		-1.04%		––%		––%		79%
Fiscal year ended 3-31-2007	11.18	0.81%		19		2.18%		-1.23%		––%		––%		93%
Fiscal year ended 3-31-2006	11.09	20.81%		17		2.21%		-1.42%		––%		––%		79%
Fiscal year ended 3-31-2005	9.18	2.11%		12		2.25%		-1.06%		2.28%		-1.09%		131%
Class E Shares
Fiscal year ended 3-31-2009	8.70	-33.83	%(2)	1		1.15%		0.38%		2.27%		-0.74%		76%
Fiscal year ended 3-31-2008(3)	13.16	12.05	%(2)	––	*	1.15	%(6)	-0.13	%(6)	1.75	%(6)	-0.73	%(6)	79	%(4)
Class I Shares
Fiscal year ended 3-31-2009	8.91	-33.61%		102		0.92%		0.87%		––%		––%		76%
Fiscal year ended 3-31-2008(3)	13.46	13.15%		2		0.96	%(6)	0.09	%(6)	––%		––%		79	%(4)
Class R Shares
Fiscal year ended 3-31-2009	8.63	-34.02%		4		1.47%		0.15%		––%		––%		76%
Fiscal year ended 3-31-2008	13.08	11.94%		1		1.49%		-0.48%		––%		––%		79%
Fiscal year ended 3-31-2007	11.78	1.55%		––	*	1.51%		-0.57%		––%		––%		93%
Fiscal year ended 3-31-2006(5)	11.60	2.93%		––	*	1.56	%(6)	-0.88	%(6)	––%		––%		79	%(7)
Class Y Shares
Fiscal year ended 3-31-2009	8.83	-33.74%		79		1.06%		0.42%		1.19%		0.29%		76%
Fiscal year ended 3-31-2008	13.35	12.42%		109		1.06%		-0.04%		1.19%		-0.17%		79%
Fiscal year ended 3-31-2007	11.97	1.96%		59		1.08%		-0.13%		1.19%		-0.24%		93%
Fiscal year ended 3-31-2006	11.74	22.04%		66		1.20%		-0.40%		1.21%		-0.41%		79%
Fiscal year ended 3-31-2005	9.62	3.22%		50		1.20%		-0.01%		1.25%		-0.06%		131%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Mid Cap Growth Fund
Net Asset Value, Beginning of Period		Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$12.77	$(0.05)		$(4.15)		$(4.20)	$ ––	$ ––	$ ––
Fiscal year ended 3-31-2008	13.07	(0.09)		(0.21)		(0.30)	––	––	––
Fiscal year ended 3-31-2007	12.59	(0.06)		0.54		0.48	––	––	––
Fiscal year ended 3-31-2006	9.99	(0.04)		2.64		2.60	––	––	––
Fiscal year ended 3-31-2005	9.09	(0.09)		0.99		0.90	––	––	––
Class B Shares
Fiscal year ended 3-31-2009	11.79	(0.17	)(2)	(3.81	)(2)	(3.98)	––	––	––
Fiscal year ended 3-31-2008	12.18	(0.30)		(0.09)		(0.39)	––	––	––
Fiscal year ended 3-31-2007	11.85	(0.23)		0.56		0.33	––	––	––
Fiscal year ended 3-31-2006	9.50	(0.18)		2.53		2.35	––	––	––
Fiscal year ended 3-31-2005	8.75	(0.23)		0.98		0.75	––	––	––
Class C Shares
Fiscal year ended 3-31-2009	12.09	(0.19)		(3.84)		(4.03)	––	––	––
Fiscal year ended 3-31-2008	12.48	(0.25)		(0.14)		(0.39)	––	––	––
Fiscal year ended 3-31-2007	12.10	(0.19)		0.57		0.38	––	––	––
Fiscal year ended 3-31-2006	9.67	(0.12)		2.55		2.43	––	––	––
Fiscal year ended 3-31-2005	8.86	(0.15)		0.96		0.81	––	––	––
Class E Shares
Fiscal year ended 3-31-2009	12.68	(0.06)		(4.14)		(4.20)	––	––	––
Fiscal year ended 3-31-2008(3)	13.13	(0.22	)(2)	(0.23	)(2)	(0.45)	––	––	––
Class I Shares
Fiscal year ended 3-31-2009	13.07	0.00		(4.26)		(4.26)	––	––	––
Fiscal year ended 3-31-2008(3)	13.28	(0.03	)(2)	(0.18	)(2)	(0.21)	––	––	––
Class R Shares
Fiscal year ended 3-31-2009	12.73	(0.06)		(4.13)		(4.19)	––	––	––
Fiscal year ended 3-31-2008	13.05	(0.10)		(0.22)		(0.32)	––	––	––
Fiscal year ended 3-31-2007	12.58	(0.07)		0.54		0.47	––	––	––
Fiscal year ended 3-31-2006(5)	11.77	0.02		0.79		0.81	––	––	––
Class Y Shares
Fiscal year ended 3-31-2009	12.97	(0.01)		(4.22)		(4.23)	––	––	––
Fiscal year ended 3-31-2008	13.23	(0.07)		(0.19)		(0.26)	––	––	––
Fiscal year ended 3-31-2007	12.70	(0.03)		0.56		0.53	––	––	––
Fiscal year ended 3-31-2006	10.04	0.05	(2)	2.61	(2)	2.66	––	––	––
Fiscal year ended 3-31-2005	9.09	(0.06)		1.01		0.95	––	––	––

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Based on average weekly shares outstanding.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(4)For the fiscal year ended March 31, 2008.
(5)For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.
(6)Annualized.
(7)For the fiscal year ended March 31, 2006.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Net Asset Value, End of Period		Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$8.57	-32.89	%(1)	$75		1.65%		-0.39%		1.78%	-0.52%	49%
Fiscal year ended 3-31-2008	12.77	-2.37	%(1)	108		1.60%		-0.67%		––%	––%	42%
Fiscal year ended 3-31-2007	13.07	3.89	%(1)	104		1.59%		-0.48%		––%	––%	25%
Fiscal year ended 3-31-2006	12.59	26.03	%(1)	105		1.62%		-0.30%		––%	––%	28%
Fiscal year ended 3-31-2005	9.99	9.90	%(1)	68		1.65%		-0.95%		1.70%	-1.00%	25%
Class B Shares
Fiscal year ended 3-31-2009	7.81	-33.76%		4		2.92%		-1.69%		––%	––%	49%
Fiscal year ended 3-31-2008	11.79	-3.20%		9		2.56%		-1.62%		––%	––%	42%
Fiscal year ended 3-31-2007	12.18	2.79%		11		2.62%		-1.52%		––%	––%	25%
Fiscal year ended 3-31-2006	11.85	24.74%		12		2.70%		-1.43%		––%	––%	28%
Fiscal year ended 3-31-2005	9.50	8.57%		11		2.81%		-2.12%		––%	––%	25%
Class C Shares
Fiscal year ended 3-31-2009	8.06	-33.33%		6		2.35%		-1.10%		2.59%	-1.34%	49%
Fiscal year ended 3-31-2008	12.09	-3.13%		10		2.35%		-1.41%		2.38%	-1.44%	42%
Fiscal year ended 3-31-2007	12.48	3.14%		12		2.35%		-1.25%		2.42%	-1.32%	25%
Fiscal year ended 3-31-2006	12.10	25.13%		14		2.35%		-1.09%		2.40%	-1.14%	28%
Fiscal year ended 3-31-2005	9.67	9.14%		11		2.35%		-1.66%		2.46%	-1.77%	25%
Class E Shares
Fiscal year ended 3-31-2009	8.48	-33.12	%(1)	––	*	1.99%		-0.71%		3.12%	-1.84%	49%
Fiscal year ended 3-31-2008(3)	12.68	-3.43	%(1)	––	*	2.52	%(6)	-1.61	%(6)	––%	––%	42	%(4)
Class I Shares
Fiscal year ended 3-31-2009	8.81	-32.59%		––	*	1.17%		0.09%		––%	––%	49%
Fiscal year ended 3-31-2008(3)	13.07	-1.58%		1		1.17	%(6)	-0.23	%(6)	––%	––%	42	%(4)
Class R Shares
Fiscal year ended 3-31-2009	8.54	-32.91%		––	*	1.72%		-0.45%		––%	––%	49%
Fiscal year ended 3-31-2008	12.73	-2.45%		––	*	1.68%		-0.75%		––%	––%	42%
Fiscal year ended 3-31-2007	13.05	3.74%		––	*	1.71%		-0.59%		––%	––%	25%
Fiscal year ended 3-31-2006(5)	12.58	6.68%		––	*	1.75	%(6)	0.73	%(6)	––%	––%	28	%(7)
Class Y Shares
Fiscal year ended 3-31-2009	8.74	-32.61%		9		1.25%		0.00%		1.40%	-0.15%	49%
Fiscal year ended 3-31-2008	12.97	-1.97%		12		1.25%		-0.33%		1.40%	-0.48%	42%
Fiscal year ended 3-31-2007	13.23	4.17%		10		1.25%		-0.15%		1.42%	-0.32%	25%
Fiscal year ended 3-31-2006	12.70	26.50%		9		1.25%		0.43%		1.43%	0.25%	28%
Fiscal year ended 3-31-2005	10.04	10.45%		2		1.25%		-0.55%		1.48%	-0.78%	25%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Small Cap Growth Fund
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$10.31	$(0.12)		$(3.04)		$(3.16)	$ ––	$(0.07)	$(0.07)
Fiscal year ended 3-31-2008	12.98	(0.13	)(2)	(0.71	)(2)	(0.84)	––	(1.83)	(1.83)
Fiscal year ended 3-31-2007	14.87	(0.12	)(2)	0.18	(2)	0.06	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006	12.32	(0.21)		3.22		3.01	––	(0.46)	(0.46)
Fiscal year ended 3-31-2005	11.36	(0.08)		1.04		0.96	––	––	––
Class B Shares
Fiscal year ended 3-31-2009	9.39	(0.37)		(2.58)		(2.95)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	11.97	(0.23)		(0.64)		(0.87)	––	(1.71)	(1.71)
Fiscal year ended 3-31-2007	13.99	(0.24)		0.17		(0.07)	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006	11.73	(0.23)		2.95		2.72	––	(0.46)	(0.46)
Fiscal year ended 3-31-2005	10.91	(0.23)		1.05		0.82	––	––	––
Class C Shares
Fiscal year ended 3-31-2009	9.62	(0.28)		(2.71)		(2.99)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	12.22	(0.23)		(0.62)		(0.85)	––	(1.75)	(1.75)
Fiscal year ended 3-31-2007	14.20	(0.23)		0.20		(0.03)	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006	11.87	(0.25)		3.04		2.79	––	(0.46)	(0.46)
Fiscal year ended 3-31-2005	11.02	(0.24)		1.09		0.85	––	––	––
Class E Shares
Fiscal year ended 3-31-2009	10.29	(0.13	)(2)	(3.03	)(2)	(3.16)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008(3)	13.03	(0.18	)(2)	(0.77	)(2)	(0.95)	––	(1.79)	(1.79)
Class I Shares
Fiscal year ended 3-31-2009	11.73	(0.07	)(2)	(3.47	)(2)	(3.54)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008(3)	14.35	0.09		(0.82)		(0.73)	––	(1.89)	(1.89)
Class R Shares
Fiscal year ended 3-31-2009	10.30	(0.15)		(3.00)		(3.15)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	12.96	(0.19)		(0.65)		(0.84)	––	(1.82)	(1.82)
Fiscal year ended 3-31-2007	14.87	(0.15)		0.19		0.04	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006(5)	13.78	(0.04)		1.13		1.09	––	––	––
Class Y Shares
Fiscal year ended 3-31-2009	11.53	(0.10	)(2)	(3.40	)(2)	(3.50)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	14.31	(0.11)		(0.81)		(0.92)	––	(1.86)	(1.86)
Fiscal year ended 3-31-2007	16.15	(0.11)		0.22		0.11	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006	13.33	(0.16)		3.44		3.28	––	(0.46)	(0.46)
Fiscal year ended 3-31-2005	12.26	(0.09)		1.16		1.07	––	––	––

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Based on average weekly shares outstanding.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(4)For the fiscal year ended March 31, 2008.
(5)For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.
(6)Annualized.
(7)For the fiscal year ended March 31, 2006.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Net Asset Value, End of Period		Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$7.08	-30.58	%(1)	$ 66		1.71%		-1.38%		––%	––%	85%
Fiscal year ended 3-31-2008	10.31	-8.32	%(1)	97		1.56%		-1.00%		––%	––%	79%
Fiscal year ended 3-31-2007	12.98	0.76	%(1)	109		1.49%		-0.86%		––%	––%	96%
Fiscal year ended 3-31-2006	14.87	24.70	%(1)	141		1.50%		-0.90%		––%	––%	87%
Fiscal year ended 3-31-2005	12.32	8.45	%(1)	72		1.54%		-1.14%		––%	––%	83%
Class B Shares
Fiscal year ended 3-31-2009	6.37	-31.35%		6		2.75%		-2.43%		––%	––%	85%
Fiscal year ended 3-31-2008	9.39	-9.19%		12		2.45%		-1.87%		––%	––%	79%
Fiscal year ended 3-31-2007	11.97	-0.15%		16		2.45%		-1.82%		––%	––%	96%
Fiscal year ended 3-31-2006	13.99	23.46%		19		2.45%		-1.86%		––%	––%	87%
Fiscal year ended 3-31-2005	11.73	7.52%		15		2.52%		-2.11%		––%	––%	83%
Class C Shares
Fiscal year ended 3-31-2009	6.56	-31.01%		103		2.34%		-2.01%		––%	––%	85%
Fiscal year ended 3-31-2008	9.62	-8.91%		187		2.20%		-1.62%		––%	––%	79%
Fiscal year ended 3-31-2007	12.22	0.14%		259		2.20%		-1.57%		––%	––%	96%
Fiscal year ended 3-31-2006	14.20	23.78%		328		2.20%		-1.62%		––%	––%	87%
Fiscal year ended 3-31-2005	11.87	7.71%		308		2.26%		-1.85%		––%	––%	83%
Class E Shares
Fiscal year ended 3-31-2009	7.06	-30.64	%(1)	1		1.90%		-1.57%		2.82%	-2.49%	85%
Fiscal year ended 3-31-2008(3)	10.29	-9.15	%(1)	1		2.26	%(6)	-1.79	%(6)	––%	––%	79	%(4)
Class I Shares
Fiscal year ended 3-31-2009	8.12	-30.12%		4		1.09%		-0.76%		––%	––%	85%
Fiscal year ended 3-31-2008(3)	11.73	-6.82%		2		1.10	%(6)	-0.52	%(6)	––%	––%	79	%(4)
Class R Shares
Fiscal year ended 3-31-2009	7.08	-30.52%		––	*	1.63%		-1.30%		––%	––%	85%
Fiscal year ended 3-31-2008	10.30	-8.35%		––	*	1.64%		-1.10%		––%	––%	79%
Fiscal year ended 3-31-2007	12.96	0.62%		––	*	1.63%		-1.01%		––%	––%	96%
Fiscal year ended 3-31-2006(5)	14.87	7.91%		––	*	1.67	%(6)	-0.99	%(6)	––%	––%	87	%(7)
Class Y Shares
Fiscal year ended 3-31-2009	7.96	-30.30%		70		1.34%		-1.01%		––%	––%	85%
Fiscal year ended 3-31-2008	11.53	-8.13%		124		1.33%		-0.76%		––%	––%	79%
Fiscal year ended 3-31-2007	14.31	1.02%		154		1.32%		-0.70%		––%	––%	96%
Fiscal year ended 3-31-2006	16.15	24.86%		173		1.33%		-0.74%		––%	––%	87%
Fiscal year ended 3-31-2005	13.33	8.73%		115		1.36%		-0.95%		––%	––%	83%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Asset Strategy Fund
Net Asset Value, Beginning of Period		Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions from Return of Capital	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$27.06	$0.24	(1)	$(6.18	)(1)	$(5.94)	$(0.04)	$(2.38)	$(0.01)	$(2.43)
Fiscal year ended 3-31-2008	20.65	0.21	(1)	6.61	(1)	6.82	(0.21)	(0.20)	––	(0.41)
Fiscal year ended 3-31-2007	18.76	0.25	(1)	1.81	(1)	2.06	(0.02)	(0.15)	––	(0.17)
Fiscal year ended 3-31-2006	14.21	0.05		4.68		4.73	(0.04)	(0.14)	––	(0.18)
Fiscal year ended 3-31-2005	12.86	0.06		1.47		1.53	(0.07)	(0.11)	––	(0.18)
Class B Shares
Fiscal year ended 3-31-2009	26.57	0.05	(1)	(6.05	)(1)	(6.00)	––	(2.33)	$(0.01)	(2.34)
Fiscal year ended 3-31-2008	20.22	(0.02	)(1)	6.50	(1)	6.48	––	(0.13)	––	(0.13)
Fiscal year ended 3-31-2007	18.50	0.08		1.79		1.87	––	(0.15)	––	(0.15)
Fiscal year ended 3-31-2006	14.11	0.01		4.52		4.53	–– *	(0.14)	––	(0.14)
Fiscal year ended 3-31-2005	12.83	(0.03)		1.44		1.41	(0.02)	(0.11)	––	(0.13)
Class C Shares
Fiscal year ended 3-31-2009	26.64	0.06	(1)	(6.05	)(1)	(5.99)	––	(2.34)	$(0.01)	(2.35)
Fiscal year ended 3-31-2008	20.27	(0.01	)(1)	6.53	(1)	6.52	––	(0.15)	––	(0.15)
Fiscal year ended 3-31-2007	18.54	0.07		1.81		1.88	––	(0.15)	––	(0.15)
Fiscal year ended 3-31-2006	14.12	0.01		4.56		4.57	(0.01)	(0.14)	––	(0.15)
Fiscal year ended 3-31-2005	12.83	(0.03)		1.45		1.42	(0.02)	(0.11)	––	(0.13)
Class E Shares
Fiscal year ended 3-31-2009	27.05	0.24	(1)	(6.19	)(1)	(5.95)	––	(2.35)	$(0.01)	(2.36)
Fiscal year ended 3-31-2008(3)	20.69	0.05	(1)	6.57	(1)	6.62	(0.11)	(0.15)	––	(0.26)
Class I Shares
Fiscal year ended 3-31-2009	27.17	0.31	(1)	(6.23	)(1)	(5.92)	(0.05)	(2.38)	$(0.01)	(2.44)
Fiscal year ended 3-31-2008(3)	20.71	0.34	(1)	6.56	(1)	6.90	(0.24)	(0.20)	––	(0.44)
Class R Shares
Fiscal year ended 3-31-2009(5)	26.74	0.05		(5.73)		(5.68)	(0.02)	(2.38)	$(0.01)	(2.41)
Class Y Shares
Fiscal year ended 3-31-2009	27.08	0.24	(1)	(6.18	)(1)	(5.94)	(0.03)	(2.38)	$(0.01)	(2.42)
Fiscal year ended 3-31-2008	20.67	0.18	(1)	6.62	(1)	6.80	(0.19)	(0.20)	––	(0.39)
Fiscal year ended 3-31-2007	18.78	0.26	(1)	1.80	(1)	2.06	(0.02)	(0.15)	––	(0.17)
Fiscal year ended 3-31-2006	14.22	0.05		4.69		4.74	(0.04)	(0.14)	––	(0.18)
Fiscal year ended 3-31-2005	12.87	0.08		1.45		1.53	(0.07)	(0.11)	––	(0.18)

*Not shown due to rounding.
(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(4)For the fiscal year ended March 31, 2008.
(5)For the period from July 31, 2008 (commencement of operations of the class) through March 31, 2009.
(6)Annualized.
(7)For the fiscal year ended March 31, 2009.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Net Asset Value, End of Period		Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$18.69	-21.41	%(2)	$4,787	1.03%		1.05%		––%	––%	279%
Fiscal year ended 3-31-2008	27.06	33.19	%(2)	5,379	1.00%		0.70%		––%	––%	57%
Fiscal year ended 3-31-2007	20.65	11.04	%(2)	1,118	1.13%		1.28%		––%	––%	123%
Fiscal year ended 3-31-2006	18.76	33.40	%(2)	269	1.28%		0.69%		––%	––%	53%
Fiscal year ended 3-31-2005	14.21	12.02	%(2)	39	1.44%		0.56%		––%	––%	98%
Class B Shares
Fiscal year ended 3-31-2009	18.23	-22.04%		330	1.87%		0.22%		––%	––%	279%
Fiscal year ended 3-31-2008	26.57	32.07%		330	1.83%		-0.09%		––%	––%	57%
Fiscal year ended 3-31-2007	20.22	10.16%		119	1.98%		0.43%		––%	––%	123%
Fiscal year ended 3-31-2006	18.50	32.22%		37	2.14%		-0.13%		––%	––%	53%
Fiscal year ended 3-31-2005	14.11	11.02%		11	2.30%		-0.30%		––%	––%	98%
Class C Shares
Fiscal year ended 3-31-2009	18.30	-21.96%		4,644	1.80%		0.29%		––%	––%	279%
Fiscal year ended 3-31-2008	26.64	32.18%		4,854	1.77%		-0.07%		––%	––%	57%
Fiscal year ended 3-31-2007	20.27	10.19%		1,153	1.90%		0.52%		––%	––%	123%
Fiscal year ended 3-31-2006	18.54	32.45%		250	2.01%		-0.01%		––%	––%	53%
Fiscal year ended 3-31-2005	14.12	11.11%		55	2.21%		-0.22%		––%	––%	98%
Class E Shares
Fiscal year ended 3-31-2009	18.74	-21.44	%(2)	17	0.93%		1.24%		1.18%	0.99%	279%
Fiscal year ended 3-31-2008(3)	27.05	32.15	%(2)	11	1.63	%(6)	-0.05	%(6)	––%	––%	57	%(4)
Class I Shares
Fiscal year ended 3-31-2009	18.81	-21.20%		360	0.79%		1.35%		––%	––%	279%
Fiscal year ended 3-31-2008(3)	27.17	33.45%		104	0.82	%(6)	0.84	%(6)	––%	––%	57	%(4)
Class R Shares
Fiscal year ended 3-31-2009(5)	18.65	-20.65%		1	1.99	%(6)	1.36	%(6)	––%	––%	––	%(7)
Class Y Shares
Fiscal year ended 3-31-2009	18.72	-21.39%		1,453	1.03%		1.05%		1.09%	0.99%	279%
Fiscal year ended 3-31-2008	27.08	33.07%		1,573	1.07%		0.57%		––%	––%	57%
Fiscal year ended 3-31-2007	20.67	11.04%		203	1.15%		1.30%		––%	––%	123%
Fiscal year ended 3-31-2006	18.78	33.46%		29	1.22%		0.81%		––%	––%	53%
Fiscal year ended 3-31-2005	14.22	12.05%		4	1.35%		0.66%		––%	––%	98%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Energy Fund
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$13.67	$(0.05	)(1)	$(6.35	)(1)	$(6.40)	$––	$––	$––
Fiscal year ended 3-31-2008	10.35	(0.07	)(1)	3.41	(1)	3.34	––	(0.02)	(0.02)
Fiscal year ended 3-31-2007(3)	10.00	(0.09)		0.44		0.35	––	––	––
Class B Shares
Fiscal year ended 3-31-2009	13.52	(0.16	)(1)	(6.24	)(1)	(6.40)	––	––	––
Fiscal year ended 3-31-2008	10.29	(0.16	)(1)	3.39	(1)	3.23	––	––	––
Fiscal year ended 3-31-2007(3)	10.00	(0.13)		0.42		0.29	––	––	––
Class C Shares
Fiscal year ended 3-31-2009	13.55	(0.12	)(1)	(6.29	)(1)	(6.41)	––	––	––
Fiscal year ended 3-31-2008	10.30	(0.14	)(1)	3.39	(1)	3.25	––	––	––
Fiscal year ended 3-31-2007(3)	10.00	(0.14)		0.44		0.30	––	––	––
Class E Shares(6)
Fiscal year ended 3-31-2009	13.69	(0.04	)(1)	(6.36	)(1)	(6.40)	––	––	––
Fiscal year ended 3-31-2008(7)	10.48	0.08	(1)	3.19	(1)	3.27	––	(0.06)	(0.06)
Class I Shares
Fiscal year ended 3-31-2009	13.72	(0.03	)(1)	(6.37	)(1)	(6.40)	––	––	––
Fiscal year ended 3-31-2008(7)	10.51	0.10	(1)	3.19	(1)	3.29	––	(0.08)	(0.08)
Class Y Shares
Fiscal year ended 3-31-2009	13.73	(0.07	)(1)	(6.36	)(1)	(6.43)	––	––	––
Fiscal year ended 3-31-2008	10.38	(0.07	)(1)	3.46	(1)	3.39	––	(0.04)	(0.04)
Fiscal year ended 3-31-2007(3)	10.00	(0.08)		0.46		0.38	––	––	––

*Not shown due to rounding.
(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)For the period from April 3, 2006 (commencement of operations of the class) through March 31, 2007.
(4)Annualized.
(6)Class is closed to investment.
(7)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(8)For the fiscal year ended March 31, 2008.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Net Asset Value, End of Period		Total Return	Net Assets, End of Period (in millions)			Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$7.27	-46.82	%(2)	$30		1.60%		-0.47%		1.91%		-0.78%		48%
Fiscal year ended 3-31-2008	13.67	32.27	%(2)	27		1.66%		-0.53%		2.01%		-0.88%		35%
Fiscal year ended 3-31-2007(3)	10.35	3.50	%(2)	5		2.74	%(4)	-1.30	%(4)	3.58	%(4)	-2.14	%(4)	11%
Class B Shares
Fiscal year ended 3-31-2009	7.12	-47.34%		2		2.60%		-1.48%		2.78%		-1.66%		48%
Fiscal year ended 3-31-2008	13.52	31.39%		2		2.44%		-1.26%		2.79%		-1.61%		35%
Fiscal year ended 3-31-2007(3)	10.29	2.90%		1		3.13	%(4)	-1.64	%(4)	3.97	%(4)	-2.48	%(4)	11%
Class C Shares
Fiscal year ended 3-31-2009	7.14	-47.31%		9		2.50%		-1.30%		2.50%		-1.30%		48%
Fiscal year ended 3-31-2008	13.55	31.55%		3		2.28%		-1.09%		2.63%		-1.44%		35%
Fiscal year ended 3-31-2007(3)	10.30	3.00%		1		3.17	%(4)	-1.72	%(4)	4.01	%(4)	-2.56	%(4)	11%
Class E Shares(6)
Fiscal year ended 3-31-2009	7.29	-46.75	%(2)	––	*	1.46%		-0.38%		1.46%		-0.38%		48%
Fiscal year ended 3-31-2008(7)	13.69	31.15	%(2)	––	*	1.31	%(4)	-0.06	%(4)	1.66	%(4)	-0.41	%(4)	35	%(8)
Class I Shares
Fiscal year ended 3-31-2009	7.32	-46.65%		––	*	1.39%		-0.27%		1.39%		-0.27%		48%
Fiscal year ended 3-31-2008(7)	13.72	31.26%		––	*	1.19	%(4)	0.05	%(4)	1.54	%(4)	-0.30	%(4)	35	%(8)
Class Y Shares
Fiscal year ended 3-31-2009	7.30	-46.83%		2		1.60%		-0.59%		1.65%		-0.64%		48%
Fiscal year ended 3-31-2008	13.73	32.67%		5		1.55%		-0.51%		1.90%		-0.86%		35%
Fiscal year ended 3-31-2007(3)	10.38	3.80%		1		2.32	%(4)	-0.82	%(4)	3.16	%(4)	-1.66	%(4)	11%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Science and Technology Fund
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital

Class A Shares
Fiscal year ended 3-31-2009	$27.87	$(0.10)		$(5.54)		$(5.64)	$––	$(1.15)	$(0.01)
Fiscal year ended 3-31-2008	28.70	(0.17)		2.78		2.61	––	(3.44)	––
Fiscal year ended 3-31-2007	27.08	(0.23)		1.91		1.68	––	(0.06)	––
Fiscal year ended 3-31-2006	21.34	(0.30)		6.04		5.74	––	––	––
Fiscal year ended 3-31-2005	19.55	(0.28)		2.07		1.79	––	––	––
Class B Shares
Fiscal year ended 3-31-2009	25.68	(0.29)		(5.13)		(5.42)	––	(1.07)	–– *
Fiscal year ended 3-31-2008	26.66	(0.28)		2.42		2.14	––	(3.12)	––
Fiscal year ended 3-31-2007	25.42	(0.48)		1.78		1.30	––	(0.06)	––
Fiscal year ended 3-31-2006	20.24	(0.40)		5.58		5.18	––	––	––
Fiscal year ended 3-31-2005	18.77	(0.42)		1.89		1.47	––	––	––
Class C Shares
Fiscal year ended 3-31-2009	26.21	(0.19)		(5.28)		(5.47)	––	(1.08)	(0.01)
Fiscal year ended 3-31-2008	27.14	(0.26)		2.50		2.24	––	(3.17)	––
Fiscal year ended 3-31-2007	25.84	(0.49)		1.85		1.36	––	(0.06)	––
Fiscal year ended 3-31-2006	20.53	(0.43)		5.74		5.31	––	––	––
Fiscal year ended 3-31-2005	18.98	(0.42)		1.97		1.55	––	––	––
Class E Shares
Fiscal year ended 3-31-2009	27.76	(0.10	)(2)	(5.56	)(2)	(5.66)	––	(1.04)	(0.01)
Fiscal year ended 3-31-2008(3)	28.79	(0.44	)(2)	2.69	(2)	2.25	––	(3.28)	––
Class I Shares
Fiscal year ended 3-31-2009	29.35	0.08	(2)	(5.92	)(2)	(5.84)	––	(1.17)	(0.01)
Fiscal year ended 3-31-2008(3)	29.71	0.02	(2)	3.16	(2)	3.18	––	(3.54)	––
Class R Shares
Fiscal year ended 3-31-2009	27.81	(0.05	)(2)	(5.60	)(2)	(5.65)	––	(1.13)	(0.01)
Fiscal year ended 3-31-2008	28.64	(0.15	)(2)	2.68	(2)	2.53	––	(3.36)	––
Fiscal year ended 3-31-2007	27.07	(0.27)		1.90		1.63	––	(0.06)	––
Fiscal year ended 3-31-2006(5)	25.77	(0.09)		1.39		1.30	––	––	––
Class Y Shares
Fiscal year ended 3-31-2009	28.87	(0.10)		(5.71)		(5.81)	––	(1.15)	(0.01)
Fiscal year ended 3-31-2008	29.62	(0.09	)(2)	2.81	(2)	2.72	––	(3.47)	––
Fiscal year ended 3-31-2007	27.92	(0.22)		1.98		1.76	––	(0.06)	––
Fiscal year ended 3-31-2006	21.96	(0.27)		6.23		5.96	––	––	––
Fiscal year ended 3-31-2005	20.07	(0.18	)(2)	2.07	(2)	1.89	––	––	––
*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Based on average weekly shares outstanding.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(4)For the fiscal year ended March 31, 2008.
(5)For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.
(6)Annualized.
(7)For the fiscal year ended March 31, 2006.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Total Distribu- tions		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)			Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$(1.16)	$21.07	-19.86	%(1)	$245		1.50%		-0.21%		––%	––%	46%
Fiscal year ended 3-31-2008	(3.44)	27.87	8.27	%(1)	245		1.43%		-0.39%		––%	––%	96%
Fiscal year ended 3-31-2007	(0.06)	28.70	6.22	%(1)	185		1.47%		-0.88%		––%	––%	81%
Fiscal year ended 3-31-2006	––	27.08	26.90	%(1)	164		1.51%		-1.02%		––%	––%	112%
Fiscal year ended 3-31-2005	––	21.34	9.16	%(1)	55		1.70%		-1.09%		––%	––%	106%
Class B Shares
Fiscal year ended 3-31-2009	(1.07)	19.19	-20.71%		15		2.56%		-1.30%		––%	––%	46%
Fiscal year ended 3-31-2008	(3.12)	25.68	7.19%		20		2.42%		-1.39%		––%	––%	96%
Fiscal year ended 3-31-2007	(0.06)	26.66	5.13%		19		2.51%		-1.91%		––%	––%	81%
Fiscal year ended 3-31-2006	––	25.42	25.59%		18		2.58%		-2.10%		––%	––%	112%
Fiscal year ended 3-31-2005	––	20.24	7.83%		12		2.90%		-2.31%		––%	––%	106%
Class C Shares
Fiscal year ended 3-31-2009	(1.09)	19.65	-20.51%		98		2.30%		-1.04%		––%	––%	46%
Fiscal year ended 3-31-2008	(3.17)	26.21	7.38%		122		2.26%		-1.23%		––%	––%	96%
Fiscal year ended 3-31-2007	(0.06)	27.14	5.32%		109		2.33%		-1.74%		––%	––%	81%
Fiscal year ended 3-31-2006	––	25.84	25.86%		113		2.38%		-1.90%		––%	––%	112%
Fiscal year ended 3-31-2005	––	20.53	8.17%		88		2.58%		-2.00%		––%	––%	106%
Class E Shares
Fiscal year ended 3-31-2009	(1.05)	21.05	-20.05	%(1)	2		1.76%		-0.43%		2.69%	-1.36%	46%
Fiscal year ended 3-31-2008(3)	(3.28)	27.76	6.98	%(1)	1		2.61	%(6)	-1.46	%(6)	––%	––%	96	%(4)
Class I Shares
Fiscal year ended 3-31-2009	(1.18)	22.33	-19.50%		19		1.07%		0.34%		––%	––%	46%
Fiscal year ended 3-31-2008(3)	(3.54)	29.35	9.89%		9		1.10	%(6)	0.05	%(6)	––%	––%	96	%(4)
Class R Shares
Fiscal year ended 3-31-2009	(1.14)	21.02	-19.95%		6		1.62%		-0.22%		––%	––%	46%
Fiscal year ended 3-31-2008	(3.36)	27.81	8.03%		2		1.63%		-0.50%		––%	––%	96%
Fiscal year ended 3-31-2007	(0.06)	28.64	6.03%		––	*	1.65%		-1.08%		––%	––%	81%
Fiscal year ended 3-31-2006(5)	––	27.07	5.05%		––	*	1.68	%(6)	-1.29	%(6)	––%	––%	112	%(7)
Class Y Shares
Fiscal year ended 3-31-2009	(1.16)	21.90	-19.74%		193		1.33%		-0.03%		––%	––%	46%
Fiscal year ended 3-31-2008	(3.47)	28.87	8.38%		155		1.34%		-0.28%		––%	––%	96%
Fiscal year ended 3-31-2007	(0.06)	29.62	6.32%		78		1.35%		-0.76%		––%	––%	81%
Fiscal year ended 3-31-2006	––	27.92	27.14%		57		1.37%		-0.88%		––%	––%	112%
Fiscal year ended 3-31-2005	––	21.96	9.42%		33		1.45%		-0.87%		––%	––%	106%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy High Income Fund
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$8.01	$0.65		$(1.46)		$(0.81)	$(0.62)	$––	$(0.62)
Fiscal year ended 3-31-2008	8.92	0.66		(0.92)		(0.26)	(0.65)	––	(0.65)
Fiscal year ended 3-31-2007	8.60	0.62		0.32		0.94	(0.62)	––	(0.62)
Fiscal year ended 3-31-2006	8.69	0.58		(0.09)		0.49	(0.58)	––	(0.58)
Fiscal year ended 3-31-2005	8.85	0.57		(0.16)		0.41	(0.57)	––	(0.57)
Class B Shares
Fiscal year ended 3-31-2009	8.01	0.59		(1.48)		(0.89)	(0.55)	––	(0.55)
Fiscal year ended 3-31-2008	8.92	0.56		(0.91)		(0.35)	(0.56)	––	(0.56)
Fiscal year ended 3-31-2007	8.60	0.53		0.32		0.85	(0.53)	––	(0.53)
Fiscal year ended 3-31-2006	8.69	0.50		(0.09)		0.41	(0.50)	––	(0.50)
Fiscal year ended 3-31-2005	8.85	0.49		(0.16)		0.33	(0.49)	––	(0.49)
Class C Shares
Fiscal year ended 3-31-2009	8.01	0.58		(1.44)		(0.86)	(0.57)	––	(0.57)
Fiscal year ended 3-31-2008	8.92	0.59		(0.92)		(0.33)	(0.58)	––	(0.58)
Fiscal year ended 3-31-2007	8.60	0.55		0.32		0.87	(0.55)	––	(0.55)
Fiscal year ended 3-31-2006	8.69	0.51		(0.09)		0.42	(0.51)	––	(0.51)
Fiscal year ended 3-31-2005	8.85	0.50		(0.16)		0.34	(0.50)	––	(0.50)
Class E Shares
Fiscal year ended 3-31-2009	8.00	0.63		(1.46)		(0.83)	(0.60)	––	(0.60)
Fiscal year ended 3-31-2008(3)	8.92	0.62	(2)	(0.93	)(2)	(0.31)	(0.61)	––	(0.61)
Class I Shares
Fiscal year ended 3-31-2009	8.01	0.68		(1.45)		(0.77)	(0.66)	––	(0.66)
Fiscal year ended 3-31-2008(3)	8.92	0.79	(2)	(0.94	)(2)	(0.15)	(0.76)	––	(0.76)
Class Y Shares
Fiscal year ended 3-31-2009	8.02	0.73	(2)	(1.53	)(2)	(0.80)	(0.64)	––	(0.64)
Fiscal year ended 3-31-2008	8.92	0.68		(0.92)		(0.24)	(0.66)	––	(0.66)
Fiscal year ended 3-31-2007	8.60	0.64		0.32		0.96	(0.64)	––	(0.64)
Fiscal year ended 3-31-2006	8.69	0.59		(0.09)		0.50	(0.59)	––	(0.59)
Fiscal year ended 3-31-2005	8.85	0.58		(0.16)		0.42	(0.58)	––	(0.58)

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Based on average weekly shares outstanding.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(4)For the fiscal year ended March 31, 2008.
(5)Annualized.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Net Asset Value, End of Period		Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$6.58	-10.29	%(1)	$231		1.34%		9.33%		––%	––%	77%
Fiscal year ended 3-31-2008	8.01	-3.04	%(1)	127		1.36%		7.76%		––%	––%	83%
Fiscal year ended 3-31-2007	8.92	11.39	%(1)	79		1.38%		7.20%		––%	––%	98%
Fiscal year ended 3-31-2006	8.60	5.80	%(1)	39		1.45%		6.70%		––%	––%	45%
Fiscal year ended 3-31-2005	8.69	4.69	%(1)	32		1.44%		6.43%		––%	––%	54%
Class B Shares
Fiscal year ended 3-31-2009	6.57	-11.37%		10		2.46%		8.16%		––%	––%	77%
Fiscal year ended 3-31-2008	8.01	-4.06%		7		2.43%		6.62%		––%	––%	83%
Fiscal year ended 3-31-2007	8.92	10.24%		7		2.43%		6.14%		––%	––%	98%
Fiscal year ended 3-31-2006	8.60	4.85%		6		2.36%		5.79%		––%	––%	45%
Fiscal year ended 3-31-2005	8.69	3.80%		5		2.31%		5.56%		––%	––%	54%
Class C Shares
Fiscal year ended 3-31-2009	6.58	-10.99%		54		2.10%		8.72%		––%	––%	77%
Fiscal year ended 3-31-2008	8.01	-3.84%		14		2.18%		6.86%		––%	––%	83%
Fiscal year ended 3-31-2007	8.92	10.51%		17		2.18%		6.39%		––%	––%	98%
Fiscal year ended 3-31-2006	8.60	5.00%		17		2.21%		5.94%		––%	––%	45%
Fiscal year ended 3-31-2005	8.69	3.90%		22		2.20%		5.67%		––%	––%	54%
Class E Shares
Fiscal year ended 3-31-2009	6.57	-10.52	%(1)	1		1.60%		9.12%		1.81%	8.91%	77%
Fiscal year ended 3-31-2008(3)	8.00	-3.69	%(1)	1		1.97	%(5)	7.19	%(5)	––%	––%	83	%(4)
Class I Shares
Fiscal year ended 3-31-2009	6.58	-9.89%		9		0.90%		10.28%		––%	––%	77%
Fiscal year ended 3-31-2008(3)	8.01	-1.90%		––	*	0.99	%(5)	8.11	%(5)	––%	––%	83	%(4)
Class Y Shares
Fiscal year ended 3-31-2009	6.58	-10.23%		38		1.14%		9.69%		––%	––%	77%
Fiscal year ended 3-31-2008	8.02	-2.78%		4		1.20%		7.85%		––%	––%	83%
Fiscal year ended 3-31-2007	8.92	11.60%		11		1.20%		7.37%		––%	––%	98%
Fiscal year ended 3-31-2006	8.60	6.00%		10		1.25%		6.90%		––%	––%	45%
Fiscal year ended 3-31-2005	8.69	4.83%		9		1.30%		6.57%		––%	––%	54%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Limited-Term Bond Fund
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$10.48	$0.31	$0.29	$0.60	$(0.31)	$––	$(0.31)
Fiscal year ended 3-31-2008	10.15	0.38	0.33	0.71	(0.38)	––	(0.38)
Fiscal year ended 3-31-2007	10.00	0.33	0.15	0.48	(0.33)	––	(0.33)
Fiscal year ended 3-31-2006	10.14	0.30	(0.14)	0.16	(0.30)	––	(0.30)
Fiscal year ended 3-31-2005	10.48	0.28	(0.34)	(0.06)	(0.28)	––	(0.28)
Class B Shares
Fiscal year ended 3-31-2009	10.48	0.23	0.29	0.52	(0.23)	––	(0.23)
Fiscal year ended 3-31-2008	10.15	0.29	0.33	0.62	(0.29)	––	(0.29)
Fiscal year ended 3-31-2007	10.00	0.24	0.15	0.39	(0.24)	––	(0.24)
Fiscal year ended 3-31-2006	10.14	0.21	(0.14)	0.07	(0.21)	––	(0.21)
Fiscal year ended 3-31-2005	10.48	0.18	(0.34)	(0.16)	(0.18)	––	(0.18)
Class C Shares
Fiscal year ended 3-31-2009	10.48	0.24	0.29	0.53	(0.24)	––	(0.24)
Fiscal year ended 3-31-2008	10.15	0.29	0.33	0.62	(0.29)	––	(0.29)
Fiscal year ended 3-31-2007	10.00	0.24	0.15	0.39	(0.24)	––	(0.24)
Fiscal year ended 3-31-2006	10.14	0.21	(0.14)	0.07	(0.21)	––	(0.21)
Fiscal year ended 3-31-2005	10.48	0.19	(0.34)	(0.15)	(0.19)	––	(0.19)
Class E Shares(2)
Fiscal year ended 3-31-2009	10.48	0.34	0.29	0.63	(0.34)	––	(0.34)
Fiscal year ended 3-31-2008(3)	10.15	0.40	0.33	0.73	(0.40)	––	(0.40)
Class I Shares
Fiscal year ended 3-31-2009	10.48	0.35	0.29	0.64	(0.35)	––	(0.35)
Fiscal year ended 3-31-2008(3)	10.15	0.49	0.33	0.82	(0.49)	––	(0.49)
Class Y Shares
Fiscal year ended 3-31-2009	10.48	0.32	0.29	0.61	(0.32)	––	(0.32)
Fiscal year ended 3-31-2008	10.15	0.39	0.33	0.72	(0.39)	––	(0.39)
Fiscal year ended 3-31-2007	10.00	0.34	0.15	0.49	(0.34)	––	(0.34)
Fiscal year ended 3-31-2006	10.14	0.31	(0.14)	0.17	(0.31)	––	(0.31)
Fiscal year ended 3-31-2005	10.48	0.29	(0.34)	(0.05)	(0.29)	––	(0.29)

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Class is closed to investment.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(4)For the fiscal year ended March 31, 2008.
(5)Annualized.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Net Asset Value, End of Period		Total Return	Net Assets, End of Period (in millions)			Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$10.77	5.89	%(1)	$289		0.91%		2.89%		1.06%		2.74%		20%
Fiscal year ended 3-31-2008	10.48	7.13	%(1)	72		1.19%		3.70%		1.27%		3.62%		86%
Fiscal year ended 3-31-2007	10.15	4.89	%(1)	35		1.33%		3.30%		––%		––%		41%
Fiscal year ended 3-31-2006	10.00	1.59	%(1)	33		1.31%		2.98%		––%		––%		28%
Fiscal year ended 3-31-2005	10.14	-0.60	%(1)	38		1.27%		2.71%		––%		––%		36%
Class B Shares
Fiscal year ended 3-31-2009	10.77	5.04%		20		1.73%		2.08%		1.88%		1.93%		20%
Fiscal year ended 3-31-2008	10.48	6.21%		6		2.07%		2.83%		2.15%		2.75%		86%
Fiscal year ended 3-31-2007	10.15	3.94%		5		2.23%		2.39%		––%		––%		41%
Fiscal year ended 3-31-2006	10.00	0.68%		5		2.22%		2.06%		––%		––%		28%
Fiscal year ended 3-31-2005	10.14	-1.51%		7		2.20%		1.78%		––%		––%		36%
Class C Shares
Fiscal year ended 3-31-2009	10.77	5.11%		157		1.59%		2.12%		1.74%		1.97%		20%
Fiscal year ended 3-31-2008	10.48	6.19%		15		2.09%		2.81%		2.17%		2.73%		86%
Fiscal year ended 3-31-2007	10.15	3.98%		12		2.20%		2.42%		––%		––%		41%
Fiscal year ended 3-31-2006	10.00	0.73%		13		2.17%		2.12%		––%		––%		28%
Fiscal year ended 3-31-2005	10.14	-1.45%		17		2.14%		1.84%		––%		––%		36%
Class E Shares(2)
Fiscal year ended 3-31-2009	10.77	6.15	%(1)	––	*	0.73%		3.21%		0.88%		3.06%		20%
Fiscal year ended 3-31-2008(3)	10.48	7.31	%(1)	––	*	0.98	%(5)	3.93	%(5)	1.06	%(5)	3.85	%(5)	86	%(4)
Class I Shares
Fiscal year ended 3-31-2009	10.77	6.26%		6		0.57%		3.22%		0.72%		3.07%		20%
Fiscal year ended 3-31-2008(3)	10.48	8.31%		––	*	0.89	%(5)	4.02	%(5)	0.97	%(5)	3.94	%(5)	86	%(4)
Class Y Shares
Fiscal year ended 3-31-2009	10.77	5.95%		37		0.86%		2.89%		1.01%		2.74%		20%
Fiscal year ended 3-31-2008	10.48	7.25%		2		1.09%		3.79%		1.17%		3.71%		86%
Fiscal year ended 3-31-2007	10.15	5.06%		1		1.17%		3.44%		––%		––%		41%
Fiscal year ended 3-31-2006	10.00	1.72%		2		1.19%		3.10%		––%		––%		28%
Fiscal year ended 3-31-2005	10.14	-0.49%		2		1.16%		2.82%		––%		––%		36%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Money Market Fund
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$1.00	$0.02	(1)	$0.00	(1)	$0.02	$(0.02)	$ ––	$(0.02)
Fiscal year ended 3-31-2008	1.00	0.04	(1)	0.00	(1)	0.04	(0.04)	––	(0.04)
Fiscal year ended 3-31-2007	1.00	0.04		0.00		0.04	(0.04)	––	(0.04)
Fiscal year ended 3-31-2006	1.00	0.03		0.00		0.03	(0.03)	––	(0.03)
Fiscal year ended 3-31-2005	1.00	0.01		0.00		0.01	(0.01)	––	(0.01)
Class B Shares
Fiscal year ended 3-31-2009	1.00	0.01	(1)	0.00	(1)	0.01	(0.01)	––	(0.01)
Fiscal year ended 3-31-2008	1.00	0.03	(1)	0.00	(1)	0.03	(0.03)	––	(0.03)
Fiscal year ended 3-31-2007	1.00	0.03		0.00		0.03	(0.03)	––	(0.03)
Fiscal year ended 3-31-2006	1.00	0.02		0.00		0.02	(0.02)	––	(0.02)
Fiscal year ended 3-31-2005	1.00	0.00		0.00		0.00	–– *	––	–– *
Class C Shares
Fiscal year ended 3-31-2009	1.00	0.01	(1)	0.00	(1)	0.01	(0.01)	––	(0.01)
Fiscal year ended 3-31-2008	1.00	0.03	(1)	0.00	(1)	0.03	(0.03)	––	(0.03)
Fiscal year ended 3-31-2007	1.00	0.03		0.00		0.03	(0.03)	––	(0.03)
Fiscal year ended 3-31-2006	1.00	0.02		0.00		0.02	(0.02)	––	(0.02)
Fiscal year ended 3-31-2005	1.00	0.00		0.00		0.00	–– *	––	–– *
Class E Shares
Fiscal year ended 3-31-2009	1.00	0.01	(1)	0.00	(1)	0.01	(0.01)	––	(0.01)
Fiscal year ended 3-31-2008(3)	1.00	0.04	(1)	0.00	(1)	0.04	(0.04)	––	(0.04)

*Not shown due to rounding.
(1)Based on average weekly shares outstanding.
(2)Annualized.
(3)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Net Asset Value, End of Period		Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver

Class A Shares
Fiscal year ended 3-31-2009	$1.00	1.65%	$219	0.73%		1.51%		––%	––%
Fiscal year ended 3-31-2008	1.00	4.19%	91	0.88%		4.02%		––%	––%
Fiscal year ended 3-31-2007	1.00	4.44%	59	0.88%		4.38%		0.98%	4.28%
Fiscal year ended 3-31-2006	1.00	2.87%	44	0.91%		2.87%		1.06%	2.72%
Fiscal year ended 3-31-2005	1.00	0.82%	39	0.89%		0.81%		1.20%	0.50%
Class B Shares
Fiscal year ended 3-31-2009	1.00	0.74%	19	1.61%		0.58%		1.70%	0.49%
Fiscal year ended 3-31-2008	1.00	3.25%	7	1.80%		3.01%		––%	––%
Fiscal year ended 3-31-2007	1.00	3.44%	4	1.86%		3.43%		––%	––%
Fiscal year ended 3-31-2006	1.00	1.82%	2	1.95%		1.86%		––%	––%
Fiscal year ended 3-31-2005	1.00	0.14%	1	1.57%		0.12%		1.95%	-0.26%
Class C Shares
Fiscal year ended 3-31-2009	1.00	0.78%	91	1.58%		0.58%		1.63%	0.53%
Fiscal year ended 3-31-2008	1.00	3.31%	18	1.73%		3.03%		––%	––%
Fiscal year ended 3-31-2007	1.00	3.45%	6	1.84%		3.45%		––%	––%
Fiscal year ended 3-31-2006	1.00	1.83%	3	1.94%		1.75%		––%	––%
Fiscal year ended 3-31-2005	1.00	0.12%	5	1.58%		0.12%		1.99%	-0.29%
Class E Shares
Fiscal year ended 3-31-2009	1.00	1.51%	5	0.88%		1.31%		––%	––%
Fiscal year ended 3-31-2008(3)	1.00	4.07%	1	0.93	%(2)	3.77	%(2)	––%	––%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
Ivy Municipal Bond Fund
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2009	$10.80	$0.39	(1)	$(0.39	)(1)	$0.00	$(0.39)	$ ––	$(0.39)
Fiscal year ended 3-31-2008	11.12	0.39	(1)	(0.32	)(1)	0.07	(0.39)	––	(0.39)
Fiscal year ended 3-31-2007	11.04	0.41	(1)	0.08	(1)	0.49	(0.41)	––	(0.41)
Fiscal year ended 3-31-2006	11.13	0.42		(0.09)		0.33	(0.42)	––	(0.42)
Fiscal year ended 3-31-2005	11.31	0.38		(0.17)		0.21	(0.39)	––	(0.39)
Class B Shares
Fiscal year ended 3-31-2009	10.80	0.31	(1)	(0.39	)(1)	(0.08)	(0.31)	––	(0.31)
Fiscal year ended 3-31-2008	11.12	0.31		(0.32)		(0.01)	(0.31)	––	(0.31)
Fiscal year ended 3-31-2007	11.04	0.32		0.08		0.40	(0.32)	––	(0.32)
Fiscal year ended 3-31-2006	11.13	0.34		(0.09)		0.25	(0.34)	––	(0.34)
Fiscal year ended 3-31-2005	11.31	0.30		(0.18)		0.12	(0.30)	––	(0.30)
Class C Shares
Fiscal year ended 3-31-2009	10.80	0.31	(1)	(0.39	)(1)	(0.08)	(0.31)	––	(0.31)
Fiscal year ended 3-31-2008	11.12	0.31		(0.32)		(0.01)	(0.31)	––	(0.31)
Fiscal year ended 3-31-2007	11.04	0.32		0.08		0.40	(0.32)	––	(0.32)
Fiscal year ended 3-31-2006	11.13	0.34		(0.09)		0.25	(0.34)	––	(0.34)
Fiscal year ended 3-31-2005	11.31	0.29		(0.17)		0.12	(0.30)	––	(0.30)

(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.

Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2009	$10.41	0.09	%(2)	$33	1.24%	3.76%	––%	––%	26%
Fiscal year ended 3-31-2008	10.80	0.69	%(2)	20	1.26%	3.62%	1.31%	3.57%	62%
Fiscal year ended 3-31-2007	11.12	4.51	%(2)	9	1.11%	3.67%	1.35%	3.43%	26%
Fiscal year ended 3-31-2006	11.04	3.00	%(2)	6	0.90%	3.77%	1.33%	3.34%	20%
Fiscal year ended 3-31-2005	11.13	1.89	%(2)	5	1.13%	3.42%	1.39%	3.16%	17%
Class B Shares
Fiscal year ended 3-31-2009	10.41	-0.71%		2	2.02%	2.98%	––%	––%	26%
Fiscal year ended 3-31-2008	10.80	-0.13%		1	2.08%	2.81%	2.13%	2.76%	62%
Fiscal year ended 3-31-2007	11.12	3.70%		1	1.85%	2.92%	2.09%	2.68%	26%
Fiscal year ended 3-31-2006	11.04	2.20%		1	1.70%	2.96%	2.13%	2.53%	20%
Fiscal year ended 3-31-2005	11.13	1.09%		1	1.90%	2.65%	2.16%	2.39%	17%
Class C Shares
Fiscal year ended 3-31-2009	10.41	-0.69%		22	2.00%	3.00%	––%	––%	26%
Fiscal year ended 3-31-2008	10.80	-0.14%		12	2.08%	2.80%	2.13%	2.75%	62%
Fiscal year ended 3-31-2007	11.12	3.69%		15	1.87%	2.90%	2.11%	2.66%	26%
Fiscal year ended 3-31-2006	11.04	2.19%		16	1.69%	2.97%	2.12%	2.54%	20%
Fiscal year ended 3-31-2005	11.13	1.04%		18	1.93%	2.62%	2.19%	2.36%	17%

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Ivy Funds, Inc. (amounts in thousands)

MARCH 31, 2009
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Ivy Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Corporation issues twelve series of capital shares; each series represents ownership of a separate mutual fund (Fund). The investment objective(s), policies and risk factors of each Fund are described more fully in that Fund's prospectus and Statement of Additional Information. The Corporation's investment manager is Ivy Investment Management Company (IICO or the Manager).

Each Fund offers Class A, Class B and Class C shares. Each Fund, except for Ivy Money Market and Ivy Municipal Bond, offers Class I and Class Y shares. Certain Funds may offer Class E and/or Class R shares. Class A and Class E shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class I, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have separate distribution and/or service plans. No such plan has been adopted for Class I shares. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by each Fund.

Securities Valuation. Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors.

To determine values of fixed-income securities, the independent pricing service takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the independent pricing service are valued using valuations obtained from dealers that make markets in the securities.

Gold bullion is valued at the last traded price prior to the close of the NYSE.

Options and swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at the mean between the last bid and asked price. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investments in other Funds, are valued at the net asset value at the close of each business day.

Forward currency exchange contracts are valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service.

Senior loans are valued using a composite price from more than one broker or dealer as obtained from an independent pricing service.

Short-term securities are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Directors, evaluate the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. As of March 31, 2009, the following Funds had aggregate investments valued at fair value (unrealized gain/loss for futures contracts) as shown:

Fund Name	Total Amount of Fair Valued Securities	Percent of Net Assets

Ivy Core Equity Fund	$585	0.39%
Ivy Asset Strategy Fund	2,730,628	23.56%
Ivy Science and Technology Fund	22,742	3.93%

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date.

Securities on a When-Issued or Delayed Delivery Basis. Each Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Credit Risk. Ivy High Income Fund and Ivy Asset Strategy Fund may invest in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. A Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $155, representing less than 0.05% of Ivy High Income Fund's net assets, were in default.

Foreign Currency Translation. Each Fund's accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily using foreign exchange rates obtained from an independent pricing service authorized by the Board of Directors. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading, primarily using an independent pricing service authorized by the Board of Directors.

Repurchase Agreements. Each Fund may purchase securities subject to repurchase agreements, which are instruments under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Each Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. As required by Financial Accounting Standards Board No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48), management of the Corporation periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of March 31, 2009, management believes that under this standard no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for years after 2006.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. "Custodian fees" in the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Earnings credit" line item, if applicable, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Directors' Fees. Fees paid to the Directors can be paid in cash or deferred to a later date, at the election of each Director according to the Deferred Fee Agreement entered into between the Corporation and the Director(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying investments of the deferred plan are shown on the Statement of Operations.

Indemnifications. The Corporation's organizational documents provide current and former Directors and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Corporation. In the normal course of business, the Corporation may also enter into contracts that provide general indemnifications. The Corporation's maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Corporation. The risk of material loss from such claims is considered remote.

Treasury's Temporary Guarantee Program. On October 3, 2008, the Board of Directors of the Corporation approved the participation by Ivy Money Market Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds through December 18, 2008 (the Program). Participation in the Program required a payment to the Treasury Department of 0.01% based on the net asset value of Ivy Money Market Fund as of September 19, 2008. On November 24, 2008, the Treasury Department announced its decision to extend the Program for the period from December 19, 2008 through April 30, 2009; on March 31, 2009, the Program was further extended to September 18, 2009 (the Extended Program). The Board of Directors of the Corporation unanimously approved the continued participation of Ivy Money Market Fund in the Extended Program. Participation in the Extended Program required a payment to the Treasury Department of 0.015% of the net asset value of Ivy Money Market Fund as of September 19, 2008. The above expenses have been borne by Ivy Money Market Fund without regard to any contractual or voluntary expense limitation currently in effect for the Fund.

Concentration of Risk. Certain of the Funds may have a significant investment in international securities. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Recent Accounting Pronouncements. In March 2008, the Financial Accounting Standards Board (FASB) issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Corporation will institute SFAS 161 during the fiscal year ending March 31, 2010 and its potential impact, if any, on the financial statements is currently being assessed by management.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Management Fees. Ivy Investment Management Company (IICO), a wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR), serves as the Corporation's investment manager. IICO provides investment advice, for which services it is paid a fee. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Ivy Capital Appreciation Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.600%
	Over $2 Billion up to $3 Billion	0.550%
	Over $3 Billion	0.500%
Ivy Core Equity Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $5 Billion	0.550%
	Over $5 Billion	0.525%
Ivy Large Cap Growth Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Ivy Mid Cap Growth Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Ivy Small Cap Growth Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Ivy Asset Strategy Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Ivy Energy Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Ivy Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Ivy High Income Fund	Up to $500 Million	0.625%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%
Ivy Limited-Term Bond Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%
Ivy Money Market Fund	All levels	0.400%
Ivy Municipal Bond Fund	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

The fee is accrued and paid daily.

IICO has voluntarily agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver. During the fiscal year ended March 31, 2009, the following amounts were waived:

Ivy Energy Fund	$1

For the period from October 1, 2007 through September 30, 2008, IICO contractually agreed to reduce the management fee for Ivy Limited-Term Bond Fund to:

Ivy Limited-Term Bond Fund	Up to $500 Million	0.350%
	Over $500 Million up to $1 Billion	0.300%
	Over $1 Billion up to $1.5 Billion	0.250%
	Over $1.5 Billion	0.200%

For the period from October 1, 2008 to July 31, 2009, IICO contractually agreed to reduce the management fee paid to 0.35%, on an annual basis, of net assets for any day that the Fund's net assets are below $500 million

During the fiscal year ended March 31, 2009, IICO waived $364 under that agreement.

Accounting Services Fees. The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), an indirect subsidiary of WDR. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
From	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WRSCO a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived by WRSCO until a Fund's net assets are at least $10 million.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Corporation and WRSCO, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee as follows: Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Small Cap Growth Fund, Ivy Energy Fund and Ivy Science and Technology Fund, $1.5042; Ivy Asset Strategy Fund, $1.5792; and Ivy High Income Fund, Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund, $1.6958. Ivy Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.20 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes.
Non-networked accounts. Each Fund pays WRSCO an annual fee (payable monthly) for each account of the Fund that is non-networked and is as shown above; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Ivy Funds and Ivy Funds, Inc.) reaches certain levels.
Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries.
Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.30%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A and Class E Shares. Under a Distribution and Service Plan for Class A and Class E shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund, other than Ivy Money Market Fund, may pay a distribution and/or service fee to Ivy Funds Distributors, Inc. (IFDI) in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Distribution and Service Plan for Class Y Shares. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Distribution and Service Plan for Class R Shares. Under the Class R Plan, each Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund's Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Sales Charges. As principal underwriter for the Corporation's shares, IFDI receives sales commissions (which are not an expense of the Corporation) for sales of Class A and Class E shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IFDI. During the fiscal year ended March 31, 2009, IFDI received the following amounts in sales commissions and CDSC:

	Gross Sales Commissions	CDSC
		Class A		Class B	Class C	Class E

Ivy Capital Appreciation Fund	$408	$7		$34	$49	$––
Ivy Core Equity Fund	115	––	*	11	5	––
Ivy Large Cap Growth Fund	563	16		17	26	––
Ivy Mid Cap Growth Fund	148	5		14	1	––
Ivy Small Cap Growth Fund	184	––	*	10	4	––
Ivy Asset Strategy Fund	6,370	509		1,203	4,003	––
Ivy Energy Fund	205	––	*	2	4	––
Ivy Science and Technology Fund	322	3		51	53	––
Ivy High Income Fund	460	4		11	6	––
Ivy Limited-Term Bond Fund	378	7		27	63	––
Ivy Money Market Fund	––	35		88	106	––
Ivy Municipal Bond Fund	75	6		6	13	––
*Not shown due to rounding.

With respect to Class A, Class B, Class C and Class E shares, IFDI pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended March 31, 2009, the following amounts were paid for such commissions:

Ivy Capital Appreciation Fund	$510
Ivy Core Equity Fund	157
Ivy Large Cap Growth Fund	709
Ivy Mid Cap Growth Fund	153
Ivy Small Cap Growth Fund	224
Ivy Asset Strategy Fund	33,176
Ivy Energy Fund	234
Ivy Science and Technology Fund	592
Ivy High Income Fund	707
Ivy Limited-Term Bond Fund	754
Ivy Money Market Fund	1
Ivy Municipal Bond Fund	91

Expense Reimbursements and/or Waivers. IICO has voluntarily agreed to reimburse sufficient expenses of any class of Ivy Money Market Fund to maintain the yield at 0.20%. This reimbursement serves to reduce shareholder servicing. For the fiscal year ended March 31, 2009, the following expenses were reimbursed:

Ivy Money Market Fund, Class B	$12
Ivy Money Market Fund, Class C	30

Effective June 1, 2006 through July 31, 2009, IFDI and WRSCO have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Large Cap Growth Fund as follows:

Fund and Class	Expense Limitation (as a % of average net assets of each Class)

Ivy Large Cap Growth Fund, Class A	1.15%
Ivy Large Cap Growth Fund, Class Y	1.06%

During the fiscal year ended March 31, 2009, the amount of fees reimbursed under this agreement was as follows:

Ivy Large Cap Growth Fund, Class A	$590
Ivy Large Cap Growth Fund, Class Y	113

For the period from August 1, 2006 through July 31, 2009, IFDI and WRSCO have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Capital Appreciation Class A and Class E shares at 1.35%. For the fiscal year ended March 31, 2009, no 12b-1 and/or shareholder servicing fees were reimbursed.

In addition, IFDI and WRSCO have voluntarily agreed to reimburse sufficient expenses of Class A, Class C and Class Y of Ivy Mid Cap Growth Fund to ensure that the total annual Fund operating expenses do not exceed the following levels:

Fund and Class	Expense Limitation (as a % of average net assets of each Class)

Ivy Mid Cap Growth Fund, Class A	1.65%
Ivy Mid Cap Growth Fund, Class C	2.35%
Ivy Mid Cap Growth Fund, Class Y	1.25%

During the fiscal year ended March 31, 2009, the amount of fees reimbursed under this agreement was as follows:

Ivy Mid Cap Growth Fund, Class A	$133
Ivy Mid Cap Growth Fund, Class C	20
Ivy Mid Cap Growth Fund, Class Y	16

This reimbursement serves to reduce distribution and service fees.

Effective March 1, 2008 through July 31, 2009, IICO, IFDI and WRSCO have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the expenses for Ivy Energy Fund's shares as follows:

Fund and Class	Expense Limitation (as a % of average net assets of each Class)

Ivy Energy Fund, Class A	1.60%
Ivy Energy Fund, Class B	2.60%
Ivy Energy Fund, Class C	2.60%
Ivy Energy Fund, Class I	1.60%
Ivy Energy Fund, Class Y	1.60%

During the fiscal year ended March 31, 2009, the amount of fees reimbursed under this agreement is as follows:

Ivy Energy Fund, Class A	$104
Ivy Energy Fund, Class B	4
Ivy Energy Fund, Class Y	2

This reimbursement serves to reduce distribution and service fees.

From August 1, 2008 through July 31, 2009, IFDI and WRSCO have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to insure that the total annual Class E operating expenses do not exceed the following levels for the following Funds:

Class E Expense Limitation

Ivy Capital Appreciation Fund	1.15%
Ivy Core Equity Fund	1.35%
Ivy Large Cap Growth Fund	1.15%
Ivy Mid Cap Growth Fund	1.60%
Ivy Small Cap Growth Fund	1.56%
Ivy Asset Strategy Fund	1.00%
Ivy Science and Technology Fund	1.43%
Ivy High Income Fund	1.36%
Ivy Money Market Fund	0.88%

During the fiscal year ended March 31, 2009, the following amounts were reimbursed as shown:

Ivy Capital Appreciation Fund	$13
Ivy Core Equity Fund	3
Ivy Large Cap Growth Fund	6
Ivy Mid Cap Growth Fund	5
Ivy Small Cap Growth Fund	5
Ivy Asset Strategy Fund	57
Ivy Science and Technology Fund	15
Ivy High Income Fund	4

In addition, effective September 1, 2008, IFDI and WRSCO have voluntarily agreed to reimburse Class Y expenses of certain Funds to ensure that Class Y expenses do not exceed Class A expenses. The affected Funds and the amount of the reimbursements were as follows:

Ivy Asset Strategy Fund	$998

During the period, IICO reimbursed $111 to Ivy Asset Strategy for losses incurred due to trade corrections.

Any amounts due to the funds as a reimbursement but not paid as of March 31, 2009 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

3. INVESTMENT VALUATIONS

The Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No.157, Fair Value Measurements (FAS 157). In accordance with FAS 157, fair value is defined as the price that each Fund would receive upon selling an asset or paying to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment's fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The following tables summarize the valuation of each Fund's investments by the above FAS 157 fair value hierarchy levels as of March 31, 2009:

Fund	Investments	Other Financial Instruments+

Ivy Capital Appreciation Fund
Level One - Quoted Prices	$325,760	$(2,286)
Level Two - Other Significant Observable Inputs	49,690	––
Level Three - Significant Unobservable Inputs	––	––

Total	$375,450	$(2,286)

Ivy Core Equity Fund
Level One - Quoted Prices	$136,306	$––
Level Two - Other Significant Observable Inputs	13,922	––
Level Three - Significant Unobservable Inputs	––	––

Total	$150,228	$––

Ivy Large Cap Growth Fund
Level One - Quoted Prices	$519,790	$––
Level Two - Other Significant Observable Inputs	32,841	––
Level Three - Significant Unobservable Inputs	––	––

Total	$552,631	$––

Ivy Mid Cap Growth Fund
Level One - Quoted Prices	$94,344	$––
Level Two - Other Significant Observable Inputs	936	––
Level Three - Significant Unobservable Inputs	270	(647)

Total	$95,550	$(647)

+Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, futures, forward currency contracts and swap contracts.
Ivy Small Cap Growth Fund
Level One - Quoted Prices	$235,216	$––
Level Two - Other Significant Observable Inputs	15,943	––
Level Three - Significant Unobservable Inputs	––	––

Total	$251,159	$––

Ivy Asset Strategy Fund
Level One - Quoted Prices	$3,767,891	$17,022
Level Two - Other Significant Observable Inputs	7,911,093	47,283
Level Three - Significant Unobservable Inputs	2,838	––

Total	$11,681,822	$64,305

Ivy Energy Fund
Level One - Quoted Prices	$39,524	$––
Level Two - Other Significant Observable Inputs	3,034	––
Level Three - Significant Unobservable Inputs	––	––

Total	$42,558	$––

Ivy Science and Technology Fund
Level One - Quoted Prices	$413,290	$––
Level Two - Other Significant Observable Inputs	157,903	––
Level Three - Significant Unobservable Inputs	6,412	(5,746)

Total	$577,605	$(5,746)

Ivy High Income Fund
Level One - Quoted Prices	$564	$––
Level Two - Other Significant Observable Inputs	332,541	413
Level Three - Significant Unobservable Inputs	8,334	––

Total	$341,439	$413

Ivy Limited-Term Bond Fund
Level One - Quoted Prices	$––	$––
Level Two - Other Significant Observable Inputs	511,285	––
Level Three - Significant Unobservable Inputs	3,103	––

Total	$514,388	$––

Ivy Money Market Fund
Level One - Quoted Prices	$––	$––
Level Two - Other Significant Observable Inputs	332,899	––
Level Three - Significant Unobservable Inputs	––	––

Total	$332,899	$––

Ivy Municipal Bond Fund
Level One - Quoted Prices	$––	$––
Level Two - Other Significant Observable Inputs	57,142	––
Level Three - Significant Unobservable Inputs	––	––

Total	$57,142	$––

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Fund	Investments	Other Financial Instruments+

Ivy Mid Cap Growth Fund
Beginning balance 4/1/08	$46	$(541)
Net realized gain (loss)	(284)	(1,697)
Net unrealized appreciation (depreciation)	(276)	221
Net purchases (sales)	784	1,370
Transfers in and/or (out) of Level 3 during the period	––	––

Ending Balance 03/31/09	$270	$(647)

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 03/31/09	$(515)	$37

Ivy Asset Strategy Fund
Beginning balance 4/1/08	$4,370	$––
Net realized gain (loss)	––	––
Net unrealized appreciation (depreciation)	(4,070)	––
Net purchases (sales)	2,538	––
Transfers in and/or (out) of Level 3 during the period	––	––

Ending Balance 03/31/09	$2,838	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 03/31/09	$(4,070)	$––

Ivy Science and Technology Fund
Beginning balance 4/1/08	$4,265	$(1,030)
Net realized gain (loss)	(1,807)	2,072
Net unrealized appreciation (depreciation)	(3,931)	(3,751)
Net purchases (sales)	7,885	(3,037)
Transfers in and/or (out) of Level 3 during the period	––	––

Ending Balance 03/31/09	$6,412	$(5,746)

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 03/31/09*	$(2,151)	$(2,467)

+Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, futures, forward currency contracts and swap contracts.
*Net change in unrealized appreciation (depreciation) includes $141 from change in accrued amortization.
Ivy High Income Fund
Beginning balance 4/1/08	$456	$––
Net realized gain (loss)	(91)	––
Net unrealized appreciation (depreciation)	35	––
Net purchases (sales)	(400)	––
Transfers in and/or (out) of Level 3 during the period	8,334	––

Ending Balance 03/31/09	$8,334	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 03/31/09	$80	$––

Ivy Limited-Term Bond Fund
Beginning balance 4/1/08	$2,003	$––
Net realized gain (loss)	––	––
Net change in unrealized appreciation (depreciation)	––	––
Net purchases (sales)	––	––
Transfers in and/or (out) of Level 3 during the period	1,100	––

Ending Balance 03/31/09	$3,103	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 03/31/09	$(70)	$––

+Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, futures, forward currency contracts and swap contracts, which are valued at the unrealized appreciation or depreciation on the instrutment.

4. INVESTMENT SECURITIES TRANSACTIONS

For the fiscal year ended March 31, 2009, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales

Ivy Capital Appreciation Fund	$495,811	$415,072
Ivy Core Equity Fund	216,012	219,376
Ivy Large Cap Growth Fund	669,770	359,615
Ivy Mid Cap Growth Fund	71,494	57,874
Ivy Small Cap Growth Fund	266,035	304,052
Ivy Asset Strategy Fund	17,818,765	17,606,142
Ivy Energy Fund	50,953	19,865
Ivy Science and Technology Fund	420,335	198,912
Ivy High Income Fund	301,979	127,398
Ivy Limited-Term Bond Fund	315,835	5,897
Ivy Money Market Fund	––	––
Ivy Municipal Bond Fund	37,037	10,486

Purchases and proceeds from maturities and sales of U.S. Government securities were:

	Purchases	Sales

Ivy Asset Strategy Fund	$1,564,204	$2,234,268
Ivy Limited-Term Bond Fund	136,347	46,475

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended March 31, 2009 and the related net capital losses and post-October activity were as follows:

	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Small Cap Growth Fund	Ivy Asset Strategy Fund

Net ordinary income	$––	$––	$1,787	$––	$––	$––
Distributed ordinary income	––	––	711	––	––	908,145
Undistributed ordinary income	––	––	1,076	––	––	––

Realized long term capital gains	––	––	––	––	––	––
Distributed long term capital gains	––	––	––	––	2,714	322,481
Undistributed long term capital gains	––	––	––	––	––	––

Tax return of capital	54	470	––	––	––	5,809

Post-October losses deferred	114,869	20,995	51,516	6,766	39,140	1,383,290

	Ivy Energy Fund	Ivy Science and Technology Fund	Ivy High Income Fund	Ivy Limited-Term Bond Fund	Ivy Money Market Fund	Ivy Municipal Bond Fund

Net ordinary income	$––	$––	$16,920	$6,420	$2,530	$1,478
Distributed ordinary income	––	9,628	15,389	6,357	2,507	1,479
Undistributed ordinary income	––	––	1,677	111	63	18

Realized long term capital gains	––	9,121	––	––	––	––
Distributed long term capital gains	––	17,270	––	––	––	––
Undistributed long term capital gains	––	––	––	––	––	––

Tax return of capital	––	169	––	––	––	––

Post-October losses deferred	11,020	19,362	5,184	613	19	18

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future net realized gains incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following table shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Small Cap Growth Fund	Ivy Asset Strategy Fund

March 31, 2010	$––	$2,958	$2,741	$8,355	$4,139	$––
March 31, 2011	––	1,479	––	5,584	564	––
March 31, 2012	––	––	––	561	––	––
March 31, 2017	67,670	4,846	37,506	––	34,994	2,298,790

Total carryover	$67,670	$9,283	$40,247	$14,500	$39,697	$2,298,790

	Ivy Energy Fund	Ivy Science and Technology Fund	Ivy High Income Fund	Ivy Limited-Term Bond Fund	Ivy Municipal Bond Fund

March 31, 2010	$––	$414	$327	$––	$231
March 31, 2011	––	414	1,183	46	75
March 31, 2014	––	––	105	117	––
March 31, 2016	––	––	––	––	89
March 31, 2017	2,508	––	7,830	––	101

Total carryover	$2,508	$828	$9,445	$163	$496

Ivy US Blue Chip Fund was merged into Ivy Core Equity Fund as of June 16, 2003 and Advantus Index 500 Fund was merged into Ivy Core Equity Fund as of December 8, 2003. At the time of the mergers, Ivy US Blue Chip Fund and Advantus Index 500 Fund had capital loss carryovers available to offset future gains of the Ivy Core Equity Fund. Ivy US Blue Chip Fund's carryovers are limited to $2,958 for the period ending March 31, 2010 and $1,479 for the period ending March 31, 2011, plus any unused limitations from the prior year.

Advantus Horizon Fund was merged into Ivy Large Cap Growth Fund as of December 8, 2003. At the time of the merger, Advantus Horizon Fund had capital loss carryovers available to offset future gains of the Ivy Large Cap Growth Fund. These carryovers are limited to $2,768 for the period ending March 31, 2010.

Ivy US Emerging Growth Fund was merged into Ivy Mid Cap Growth Fund as of June 16, 2003. At the time of the merger, Ivy Mid Cap Growth Fund had capital loss carryovers available to offset future gains. These carryovers are limited to $3,437 for the period ending March 31, 2010 and $197 for the period ending March 31, 2011.

Advantus Enterprise Fund was merged into Ivy Small Cap Growth Fund as of December 8, 2003. At the time of the merger, Advantus Enterprise Fund had capital loss carryovers available to offset future gains of the Ivy Small Cap Growth Fund. These carryovers are limited to $4,139 for the period ending March 31, 2010 and $564 for the period ending March 31, 2011 plus any unused limitations from the prior year.

Ivy Global Science & Technology Fund was merged into Ivy Science and Technology Fund as of June 16, 2003. At the time of the merger, Ivy Global Science & Technology Fund had capital loss carryovers available to offset future gains of the Ivy Science and Technology Fund. These carryovers are limited to $414 for each period ending from March 31, 2010 through 2011 plus any unused limitations from the prior year.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

At March 31, 2009, the following reclassifications were made: Ivy Capital Appreciation Fund reclassified permanent differences relating to differing treatments of net operating losses and return of capital; Ivy Core Equity Fund reclassified permanent differences relating to differing treatments of net operating losses and return of capital; Ivy Large Cap Growth Fund reclassified permanent differences relating to differing treatments on expiring capital loss carryovers; Ivy Mid Cap Growth Fund reclassified permanent differences relating to differing treatments of net operating losses; Ivy Small Cap Growth Fund reclassified permanent differences relating to differing treatments of net operating losses; Ivy Asset Strategy Fund reclassified permanent differences relating to differing treatments of net operating losses, return of capital and swaps; Ivy Energy Fund reclassified permanent differences relating to differing treatments of net operating losses; Ivy Science and Technology Fund reclassified permanent differences relating to differing treatments of net operating losses and return of capital; and Ivy Municipal Bond Fund reclassified permanent differences relating to differing treatments of expiring capital loss carryovers.

6. MULTICLASS OPERATIONS

Transactions in capital stock are summarized below.

	For the fiscal year ended March 31,
	2009		2008
Ivy Capital Appreciation Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	21,980	$166,248	42,294	$462,019
Class B	327	2,378	1,238	12,786
Class C	3,880	27,489	8,788	90,966
Class E	37	294	283	3,240
Class I	26,718	238,725	1,400	15,590
Class Y	1,488	13,177	6,219	68,226
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	5	27	301	3,417
Class B	––	––	2	23
Class C	1	4	25	270
Class E	–– *	–– *	2	22
Class I	2	11	1	10
Class Y	–– *	2	4	49
Shares redeemed:
Class A	(28,995)	(212,400)	(7,926)	(83,186)
Class B	(676)	(4,917)	(281)	(2,801)
Class C	(5,293)	(34,885)	(1,227)	(11,956)
Class E	(37)	(286)	(22)	(251)
Class I	(9,282)	(57,942)	(145)	(1,504)
Class Y	(4,713)	(34,130)	(1,254)	(13,333)

Net increase	5,442	$103,795	49,702	$543,587

	For the fiscal year ended March 31,
	2009		2008
Ivy Core Equity Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	4,773	$34,466	2,530	$26,526
Class B	361	2,328	121	1,193
Class C	2,496	16,902	660	6,514
Class E	37	294	61	625
Class I	49	361	31	333
Class Y	413	2,976	123	1,342
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	28	185	755	7,935
Class B	2	12	87	851
Class C	40	243	1,304	12,855
Class E	–– *	1	3	33
Class I	–– *	1	2	20
Class Y	1	6	17	189
Shares redeemed:
Class A	(3,534)	(25,567)	(2,064)	(21,456)
Class B	(586)	(4,102)	(296)	(2,864)
Class C	(4,579)	(32,291)	(3,446)	(33,936)
Class E	(6)	(48)	(1)	(10)
Class I	(11)	(77)	(10)	(109)
Class Y	(71)	(496)	(189)	(2,016)

Net decrease	(587)	$(4,806)	(312)	$(1,975)

*Not shown due to rounding.

	For the fiscal year ended March 31,
	2009		2008
Ivy Large Cap Growth Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	33,020	$350,157	18,353	$252,724
Class B	396	3,857	667	8,165
Class C	3,530	34,350	1,921	25,207
Class E	33	380	34	448
Class I	17,375	180,003	146	1,833
Class R	538	5,792	51	713
Class Y	5,298	55,743	5,714	82,757
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	27	234	151	2,265
Class B	––	––	9	119
Class C	––	––	14	204
Class E	–– *	–– *	–– *	2
Class I	13	114	1	11
Class R	––	––	–– *	3
Class Y	11	95	56	845
Shares redeemed:
Class A	(15,759)	(158,804)	(11,090)	(147,074)
Class B	(533)	(5,354)	(681)	(8,423)
Class C	(2,173)	(19,613)	(857)	(10,825)
Class E	(6)	(63)	(1)	(11)
Class I	(6,068)	(54,017)	(33)	(432)
Class R	(111)	(1,121)	(3)	(43)
Class Y	(4,543)	(52,643)	(2,557)	(34,103)

Net increase	31,048	$339,110	11,895	$174,385

	For the fiscal year ended March 31,
	2009		2008
Ivy Mid Cap Growth Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	4,023	$42,975	2,665	$36,612
Class B	190	2,080	107	1,374
Class C	278	2,838	137	1,782
Class E	23	234	33	454
Class I	21	207	53	714
Class R	4	36	2	33
Class Y	366	4,010	465	6,557
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	––	––	––	––
Class B	––	––	––	––
Class C	––	––	––	––
Class E	––	––	––	––
Class I	––	––	––	––
Class R	––	––	––	––
Class Y	––	––	––	––
Shares redeemed:
Class A	(3,729)	(35,764)	(2,149)	(29,595)
Class B	(407)	(3,704)	(221)	(2,833)
Class C	(377)	(3,508)	(281)	(3,676)
Class E	(9)	(77)	(1)	(8)
Class I	(20)	(210)	(14)	(200)
Class R	(1)	(9)	(1)	(7)
Class Y	(326)	(3,582)	(276)	(3,787)

Net increase	36	$5,526	519	$7,420

*Not shown due to rounding.

	For the fiscal year ended March 31,
	2009		2008
Ivy Small Cap Growth Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	2,913	$25,107	3,219	$41,516
Class B	113	900	130	1,542
Class C	963	7,995	895	10,526
Class E	22	185	57	778
Class I	434	3,365	149	2,152
Class R	43	323	27	293
Class Y	1,916	18,354	1,849	26,147
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	99	671	1,250	14,855
Class B	11	70	180	1,958
Class C	186	1,170	2,819	31,323
Class E	1	5	7	81
Class I	1	10	18	240
Class R	–– *	2	1	16
Class Y	92	702	1,404	18,652
Shares redeemed:
Class A	(3,166)	(26,403)	(3,451)	(43,972)
Class B	(490)	(3,890)	(356)	(4,088)
Class C	(4,962)	(40,138)	(5,433)	(63,426)
Class E	(6)	(47)	(6)	(81)
Class I	(39)	(396)	(18)	(250)
Class R	(14)	(108)	(2)	(27)
Class Y	(3,910)	(35,430)	(3,289)	(45,206)

Net decrease	(5,793)	$(47,553)	(550)	$(6,971)

	For the fiscal year ended March 31,
	2009		2008
Ivy Asset Strategy Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	176,092	$4,143,941	160,137	$4,203,333
Class B	7,962	184,815	7,401	187,936
Class C	122,742	2,854,646	133,488	3,404,363
Class E	452	10,521	420	10,744
Class I	24,965	567,107	3,943	106,333
Class R	66	1,264	––	––
Class Y	61,658	1,390,526	52,799	1,379,525
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	26,187	460,416	1,403	37,018
Class B	1,605	27,504	34	930
Class C	20,961	360,530	478	12,946
Class E	95	1,676	1	40
Class I	1,069	18,913	6	169
Class R	2	34	––	––
Class Y	2,701	47,567	147	3,911
Shares redeemed:
Class A	(144,896)	(3,093,057)	(16,956)	(430,452)
Class B	(3,882)	(80,819)	(904)	(22,351)
Class C	(72,017)	(1,465,065)	(8,664)	(218,454)
Class E	(63)	(1,292)	(10)	(274)
Class I	(10,776)	(225,581)	(88)	(2,331)
Class R	(2)	(39)	––	––
Class Y	(44,818)	(966,731)	(4,691)	(122,108)

Net increase	170,103	$4,236,876	328,944	$8,551,278

*Not shown due to rounding.

	For the fiscal year ended March 31,
	2009		2008
Ivy Energy Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	5,227	$49,982	2,285	$30,208
Class B	182	1,799	90	1,134
Class C	1,794	15,046	153	1,969
Class E	––	––	10	100
Class I	16	119	9	100
Class Y	606	5,432	386	5,269
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	––	––	2	32
Class B	––	––	––	––
Class C	––	––	––	––
Class E	––	––	–– *	–– *
Class I	––	––	–– *	1
Class Y	––	––	–– *	7
Shares redeemed:
Class A	(3,002)	(26,756)	(861)	(11,166)
Class B	(54)	(521)	(23)	(299)
Class C	(803)	(6,603)	(27)	(346)
Class E	––	––	––	––
Class I	(13)	(105)	––	––
Class Y	(766)	(7,742)	(49)	(636)

Net increase	3,187	$30,651	1,975	$26,373

	For the fiscal year ended March 31,
	2009		2008
Ivy Science and Technology Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	7,530	$182,243	4,502	$138,971
Class B	295	6,530	208	5,955
Class C	1,788	42,794	1,164	34,028
Class E	40	990	47	1,449
Class I	1,096	26,130	346	10,872
Class R	239	5,732	65	1,949
Class Y	5,888	144,239	3,462	110,615
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	551	10,618	854	25,555
Class B	40	709	79	2,175
Class C	250	4,507	414	11,688
Class E	4	79	4	111
Class I	37	758	9	295
Class R	12	237	4	119
Class Y	362	7,242	443	13,729
Shares redeemed:
Class A	(5,246)	(121,063)	(3,018)	(90,402)
Class B	(334)	(7,385)	(184)	(5,112)
Class C	(1,673)	(36,349)	(945)	(27,101)
Class E	(7)	(157)	(2)	(75)
Class I	(587)	(12,581)	(43)	(1,333)
Class R	(50)	(1,107)	(6)	(169)
Class Y	(2,807)	(68,737)	(1,182)	(36,944)

Net increase	7,428	$185,429	6,221	$196,375

*Not shown due to rounding.

	For the fiscal year ended March 31,
	2009		2008
Ivy High Income Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	27,106	$184,200	10,397	$89,371
Class B	973	6,691	277	2,399
Class C	7,295	47,620	431	3,719
Class E	84	596	79	691
Class I	1,364	8,583	40	350
Class Y	6,596	44,011	241	2,070
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	1,679	11,714	922	7,825
Class B	64	449	46	394
Class C	191	1,308	123	1,052
Class E	9	64	4	31
Class I	24	157	2	21
Class Y	70	482	46	396
Shares redeemed:
Class A	(9,462)	(65,281)	(4,329)	(36,798)
Class B	(305)	(2,122)	(278)	(2,388)
Class C	(1,147)	(8,004)	(686)	(5,829)
Class E	(14)	(96)	(8)	(68)
Class I	(56)	(376)	(5)	(42)
Class Y	(1,480)	(10,039)	(934)	(8,316)

Net increase	32,991	$219,957	6,368	$54,878

	For the fiscal year ended March 31,
	2009		2008
Ivy Limited-Term Bond Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	28,524	$300,373	4,997	$51,369
Class B	1,748	18,398	294	3,027
Class C	17,745	186,573	791	8,174
Class E	––	––	10	100
Class I	680	7,262	19	187
Class Y	4,131	43,851	120	1,236
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	380	4,007	170	1,745
Class B	17	179	13	132
Class C	81	854	30	311
Class E	–– *	4	–– *	4
Class I	4	42	–– *	5
Class Y	13	139	4	37
Shares redeemed:
Class A	(8,926)	(94,441)	(1,739)	(17,826)
Class B	(481)	(5,058)	(213)	(2,187)
Class C	(4,635)	(49,145)	(602)	(6,169)
Class E	––	––	––	––
Class I	(126)	(1,344)	(6)	(64)
Class Y	(824)	(8,807)	(102)	(1,041)

Net increase	38,331	$402,887	3,786	$39,040

*Not shown due to rounding.

	For the fiscal year ended March 31,
	2009		2008
Ivy Money Market Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	298,460	$298,460	166,003	$166,003
Class B	30,303	30,303	9,473	9,473
Class C	164,506	164,506	26,834	26,834
Class E	5,043	5,043	1,143	1,143
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	1,952	1,952	2,777	2,777
Class B	73	73	111	111
Class C	313	313	282	282
Class E	38	38	19	19
Shares redeemed:
Class A	(173,247)	(173,247)	(136,395)	(136,395)
Class B	(17,599)	(17,599)	(6,327)	(6,327)
Class C	(91,803)	(91,803)	(15,349)	(15,349)
Class E	(1,066)	(1,066)	(133)	(133)

Net increase	216,973	$216,973	48,438	$48,438

	For the fiscal year ended March 31,
	2009		2008
Ivy Municipal Bond Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	2,491	$25,920	1,217	$13,364
Class B	127	1,306	36	393
Class C	1,445	14,782	166	1,820
Class Y	––	––	––	––
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	86	898	40	445
Class B	1	12	1	12
Class C	33	342	26	292
Class Y	–– *	–– *	–– *	–– *
Shares redeemed:
Class A	(1,178)	(12,148)	(236)	(2,589)
Class B	(49)	(492)	(70)	(774)
Class C	(575)	(5,883)	(379)	(4,144)
Class Y	(2)	(25)	––	––

Net increase	2,379	$24,712	801	$8,819

*Not shown due to rounding.
7. FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund, other than Ivy Limited-Term Bond Fund, Ivy Money Market Fund and Ivy Municipal Bond Fund may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

As of March 31, 2009, the following Funds had open forward contracts as shown:

Fund Name	Net Unrealized Appreciation	Percent of Net Assets

Ivy Asset Strategy Fund	$47,283	0.41%
Ivy High Income Fund	413	0.12%

8. FUTURES CONTRACTS

Each Fund, other than Ivy Money Market Fund, may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

As of March 31, 2009, the following Funds had open futures contracts as shown:

Fund Name	Unrealized Appreciation	Percent of Net Assets

Ivy Asset Strategy Fund	$17,022	0.15%

9. SWAPS

Each Fund, other than Ivy Money Market Fund, may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into credit default, total return, variance and other swap agreements to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or 3) to attempt to enhance yield.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. A Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. A Fund, excluding Ivy Money Market Fund, may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by IICO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

As of March 31, 2009, there were no outstanding swap contracts.

10. COMMITMENTS

In connection with Ivy Asset Strategy Fund's investment in Vietnam Azalea Fund Limited (VAF), the Fund is contractually committed to provide additional capital of up to $3,732 if and when VAF requests such contributions or draw downs. The total commitment is limited to $11,000. At March 31, 2009, Ivy Asset Strategy Fund had made a total contribution of $7,268. No public market currently exists for the shares of VAF nor are the shares listed on any securities exchange. VAF intends to become listed within one year after the final commitment has been drawn down.

On March 12, 2009, the following funds agreed to provide a commitment for financing to Pfizer Inc. equal to the original commitment amounts shown below. According to the terms of this financing agreement, Pfizer can reduce the commitment amount without approval of the funds, and as such, as of March 31, 2009, the original commitment amounts had been reduced to the current commitment amounts shown below:

Fund Name	Original Commitment Amount	Current Commitment Amount

Ivy Asset Strategy Fund	$200,000	$80,670
Ivy High Income Fund	7,000	2,823

None of these amounts have yet been requested by Pfizer. Each fund earns a variable fee of between 0.25% and 0.50% on the unused commitment amount which is included in interest income; this fee is received quarterly. The agreement to provide funding terminates on March 10, 2010, unless terminated sooner under provisions of the agreement.

11. AFFILIATED COMPANY TRANSACTIONS

A summary of the transactions in affiliated companies during the fiscal year ended March 31, 2009 follows:

	3-31-08 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/ (Loss)	Distribu- tions Received	3-31-09 Share Balance	3-31-09 Market Value

Ivy Asset Strategy Fund
Vietnam Azalea Fund Limited(1)	1,100	$2,538	$––	$––	$––	1,100	$2,838
(1)Non-income producing during the period.

12. SENIOR LOANS

A Fund invests in senior secured corporate loans (Senior Loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior Loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior Loans are generally readily marketable, but some loans may be illiquid or be subject to some restrictions on resale.

Certain Senior Loans contain provisions that obligate a Fund to fund future commitments at the borrower's discretion. At March 31, 2009, there were no outstanding unfunded commitments.

13. OPTIONS

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund's exposure to the underlying security (or basket of securities). Purchasing put options and writing call options may decrease a Fund's exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into over-the-counter (OTC) option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions, for whatever reason, will be unable to meet their obligations under the terms of the transaction.

For Ivy Capital Appreciation Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2008	–– *	$11
Options written	106	21,540
Options terminated in closing purchase transactions	(80)	(17,197)
Options exercised	(1)	(164)
Options expired	(17)	(2,752)

Outstanding at March 31, 2009	8	$1,438

For Ivy Capital Appreciation Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2008	––	$––
Options written	38	14,164
Options terminated in closing purchase transactions	(19)	(10,702)
Options exercised	(8)	(1,940)
Options expired	(5)	(689)

Outstanding at March 31, 2009	6	$833

For Ivy Mid Cap Growth Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2008	81	$357
Options written	1	116
Options terminated in closing purchase transactions	(81)	(320)
Options exercised	–– *	(37)
Options expired	(1)	(116)

Outstanding at March 31, 2009	––	$––

*Not shown due to rounding.

For Ivy Mid Cap Growth Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2008	––	$––
Options written	5	684
Options terminated in closing purchase transactions	––	––
Options exercised	––	––
Options expired	––	––

Outstanding at March 31, 2009	5	$684

For Ivy Asset Strategy Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2008	––	$––
Options written	551	302,602
Options terminated in closing purchase transactions	(551)	(302,602)
Options exercised	––	––
Options expired	––	––

Outstanding at March 31, 2009	––	$––

For Ivy Asset Strategy Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2008	––	$––
Options written	23	4,128
Options terminated in closing purchase transactions	(23)	(4,128)
Options exercised	––	––
Options expired	––	––

Outstanding at March 31, 2009	––	$––

For Ivy Energy Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2008	––	$––
Options written	2,560	223
Options terminated in closing purchase transactions	(2,560)	(223)
Options exercised	––	––
Options expired	––	––

Outstanding at March 31, 2009	––	$––

For Ivy Science and Technology Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2008	10	$2,313
Options written	25	11,855
Options terminated in closing purchase transactions	(14)	(6,999)
Options exercised	(2)	(790)
Options expired	(11)	(3,100)

Outstanding at March 31, 2009	8	$3,279

For Ivy Science and Technology Fund, transactions in written put options were as follows:

	Number of Contracts		Premium Received

Outstanding at March 31, 2008	––		$––
Options written	––	*	149
Options terminated in closing purchase transactions	––	*	(149)
Options exercised	––		––
Options expired	––		––

Outstanding at March 31, 2009	––		$––

*Not shown due to rounding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ivy Funds, Inc.

To the Shareholders and Board of Directors of Ivy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Ivy Funds, Inc. (the "Corporation") comprising Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Small Cap Growth Fund, Ivy Asset Strategy Fund, Ivy Energy Fund, Ivy Science and Technology Fund, Ivy High Income Fund, Ivy Limited-Term Bond Fund, Ivy Money Market Fund, and Ivy Municipal Bond Fund as of March 31, 2009, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the fiscal periods presented. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Ivy Funds, Inc. as of March 31, 2009, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 20, 2009

INCOME TAX INFORMATION
Ivy Funds, Inc.

AMOUNTS NOT ROUNDED

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ending March 31, 2009:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals

Ivy Capital Appreciation Fund	$53,734	$53,734
Ivy Core Equity Fund	470,365	470,365
Ivy Large Cap Growth Fund	711,012	711,012
Ivy Mid Cap Growth Fund	––	––
Ivy Small Cap Growth Fund	––	––
Ivy Asset Strategy Fund	3,513,896	23,483,338
Ivy Energy Fund	––	––
Ivy Science and Technology Fund	352,718	635,209
Ivy High Income Fund	––	––
Ivy Limited-Term Bond Fund	––	––
Ivy Money Market Fund	––	––
Ivy Municipal Bond Fund	––	––

Ivy Municipal Bond Fund hereby designates $1,436,389 of the dividends declared from net investment income as exempt from federal income tax for the tax period ending March 31, 2009.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Capital Appreciation Fund	$––
Ivy Core Equity Fund	––
Ivy Large Cap Growth Fund	––
Ivy Mid Cap Growth Fund	––
Ivy Small Cap Growth Fund	2,712,961
Ivy Asset Strategy Fund	322,481,144
Ivy Energy Fund	––
Ivy Science and Technology Fund	17,438,672
Ivy High Income Fund	––
Ivy Limited-Term Bond Fund	––
Ivy Money Market Fund	––
Ivy Municipal Bond Fund	––

Income from Ivy Municipal Bond Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

BOARD OF DIRECTORS AND OFFICERS
Ivy Funds, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. The Ivy Family of Funds is comprised of the funds in Ivy Funds, Inc. (12 portfolios) and Ivy Funds (18 portfolios). The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds (25 portfolios), Waddell & Reed InvestEd Portfolios (3 portfolios) and Ivy Funds Variable Insurance Portfolios (25 portfolios).

Each of the individuals listed below serves as a director or trustee for each of the funds within the Ivy Family of Funds. Jarold W. Boettcher, Eleanor B. Schwartz, Joseph Harroz, Jr. and Henry J. Herrmann also serve as trustees of each of the funds in the Advisors Fund Complex. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

A Director is considered by Ivy Funds, Inc. and its counsel to be an "interested person" of the Funds or of their investment manager by virtue of his or her employment by Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries. The other Directors (more than a majority of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including Ivy Funds Distributor, Inc. (IFDI), Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company), and Waddell & Reed Services Company (WRSCO).

Additional Information about Directors

The Statement of Additional Information (SAI) for Ivy Funds, Inc. (the "Corporation") includes additional information about the Corporation's Directors. The SAI is available without charge, upon request, by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

INDEPENDENT DIRECTORS
NAME, ADDRESS AND YEAR OF BIRTH	POSITIONS HELD WITH THE CORPORATION AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Director since 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Trustee of Advisors Fund Complex (53 portfolios overseen); Member, Kansas Board of Regents (2007 to present)

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Director since 2003	Secretary of Streetman Homes, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004); Partner, Century Bridge Partners (2007 to present); Manager, Premium Gold Foods (2007 to present)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Independent Chair since 2006 Director since 1998	President and Chief Operating Officer (COO) of Graymark HealthCare (medical holding company) (2008 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); Independent Director, LSQ Manager, Inc. (real estate) (2007 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma School of Law (1997 to 2008)	Director of Valliance Bank NA; Trustee of Advisors Fund Complex (53 portfolios overseen); Director, Melbourne Family Support Organization (non-profit); Member, Oklahoma Foundation of Excellence (non-profit)

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Director since 2003	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)	Director, Thomas Foundation of Cancer Research

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991) and Professor of Business Administration, University of Missouri at Kansas City (1980 until 2003)	Trustee of Advisors Fund Complex (53 portfolios overseen)

Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Director since 2003	Retired	Director of Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds (18 portfolios overseen); TDAX Funds (5 portfolios overseen)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Director since 2003	Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004)	None

INTERESTED DIRECTOR

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE CORPORATION AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Director since 1998 President since 2001	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex)	Director of WDR, WRSCO and Waddell & Reed;Trustee/Director of the funds in the Advisors Complex (53 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the principal officers of Ivy Funds, Inc. are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITIONS HELD WITH THE CORPORATION AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President since 2006 Secretary since 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)	None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President since 2006 Treasurer since 2006 Principal Financial Officer since 2007 Principal Accounting Officer since 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)	None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)	None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Chief Compliance Officer since 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the funds in the Fund Complex (2000 to 2004)	None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)	None

SHAREHOLDER MEETING RESULTS
Ivy Funds, Inc.

On January 15, 2009, a joint special meeting of the shareholders of each series of Ivy Funds, Inc. (Meeting) was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The Meeting was held for the following purpose (and with the following results):

Proposal: To approve for the Fund a proposed Agreement and Plan of Reorganization and Termination, pursuant to which the Fund would be reorganized into a corresponding series of a newly established Delaware statutory trust, to be named Ivy Funds.

FUND NAME	FOR	AGAINST	ABSTAIN

Ivy Capital Appreciation Fund	41,604,097.534	874,588.249	785,495.902
Ivy Core Equity Fund	13,902,086.126	534,087.229	650,364.115
Ivy Energy Fund	2,147,850.911	53,883.495	35,281.424
Ivy High Income Fund	14,451,889.257	201,417.835	296,867.412
Ivy Large Cap Growth Fund	24,843,773.818	391,461.108	580,214.409
Ivy Limited-Term Bond Fund	13,060,790.071	210,363.837	552,317.054
Ivy Mid Cap Growth Fund	7,009,250.764	194,495.350	256,653.780
Ivy Money Market Fund	132,354,359.939	4,033,452.061	6,606,916.221
Ivy Municipal Bond Fund	2,124,663.230	47,354.578	89,592.101
Ivy Small Cap Growth Fund	20,014,998.073	1,111,253.170	701,811.351

It is anticipated that the above-described reorganization will take place in the third or fourth quarter of 2009.

The meeting for Ivy Asset Strategy Fund and Ivy Science and Technology Fund was adjourned and is currently scheduled to be held on June 2, 2009 with shareholders of record on March 4, 2009 entitled to vote at the adjourned meeting.

ANNUAL PRIVACY NOTICE
Ivy Funds, Inc.

The following privacy notice is issued by Ivy Funds, Inc. (the Funds), Ivy Investment Management Company (IICO) and Ivy Funds Distributor, Inc. (IFDI).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which Disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

PROXY VOTING INFORMATION
Ivy Funds, Inc.

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Funds' website at www.ivyfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION
Ivy Funds, Inc.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On the Ivy Funds' website at www.ivyfunds.com.

HOUSEHOLDING NOTICE
Ivy Funds, Inc.

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

IRA Disclosure

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Ivy Funds Family

Domestic Equity Funds

Capital Appreciation Fund
Core Equity Fund
Dividend Opportunities Fund
Large Cap Growth Fund
Micro Cap Growth Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Value Fund

Global/International Funds

Managed European/Pacific Fund
Managed International Opportunities Fund
Cundill Global Value Fund
European Opportunities Fund
International Balanced Fund
International Core Equity Fund
International Growth Fund
Pacific Opportunities Fund

Specialty Funds

Asset Strategy Fund
Balanced Fund Energy Fund
Global Natural Resources Fund
Real Estate Securities Fund
Science and Technology Fund

Fixed Income Funds

Bond Fund
Global Bond Fund
High Income Fund
Limited-Term Bond Fund
Money Market Fund
Mortgage Securities Fund
Municipal Bond Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus carefully before investing.

ANN-IVYFUNDS (3-09)

ITEM 2. CODE OF ETHICS

(a)

As of March 31, 2009, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2008	$147,900
		2009	161,800

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2008	$2,166
		2009	3,231

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2008	$30,400
		2009	25,500

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2008	$3,752
		2009	7,858

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$36,318 and $36,589 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $136,635 and $146,712 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds, Inc.
(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: June 05, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: June 05, 2009

By	/s/Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: June 05, 2009